Fidelity®

Asset ManagerSM

Annual Report

for the year ending
September 30, 2002

and

Prospectus

dated November 25, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Market Recap	<Click Here>	An overview of the market's performance and the factors driving it.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Prospectus	P-1

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The Dow Jones Industrial AverageSM - often used as a gauge of U.S. stock market performance - fell to its lowest point in four years during September 2002. The third quarter was the average's worst three-month stretch since the final quarter of 1987, and the Dow had its worst September since 1937. With equities in disarray, investors flocked to U.S. Treasury bonds, pushing yields of the bellwether 10-year Treasury note to 40-year lows.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. Asset Manager funds are already diversified because they invest in stocks, bonds and short-term and money market instruments, both in the U.S. and overseas. If you have a shorter investment time horizon, you might want to consider moving some of your investment into Asset Manager: Income, which generally has a higher weighting in short-term investments compared with the other Asset Manager funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended September 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity ® Asset Manager SM	-8.17%	15.19%	117.23%
Fidelity Asset Manager Composite	-7.08%	16.92%	108.97%
S&P 500®	-20.49%	-7.88%	136.69%
LB Aggregate Bond	8.60%	45.79%	103.70%
LB 3 Month T-Bill	2.01%	25.84%	57.53%
Flexible Portfolio Funds Average	-10.36%	1.11%	89.77%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Fidelity Asset Manager Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 SM Index (S&P 500®), the Lehman Brothers® Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index, weighted according to the fund's neutral mix. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended September 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Asset Manager	-8.17%	2.87%	8.07%
Fidelity Asset Manager Composite	-7.08%	3.18%	7.65%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Annual Report

Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Asset Manager SM on September 30, 1992. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index, Lehman Brothers Aggregate Bond Index and Fidelity Asset Manager Composite Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Market Recap

Investors favored the relative safety typically offered by bond investing during the 12-month period ending September 30, 2002, as a number of negative factors, such as ongoing economic weakness, declining corporate profitability and geopolitical unrest, raised the level of uncertainty about the near-term performance of stocks. Historically, heightened uncertainty has never been a positive influence on stocks, and once again it caused most of the major equity market indexes to decline significantly during the past year. In contrast, investment-grade bonds performed remarkably well.

Stocks: After a year and a half of losses, investors looking for some improvement in the stock market found little relief during the 12-month period. The Standard & Poor's 500SM Index, a benchmark of 500 larger companies, fell 20.49%, while the tech-heavy NASDAQ Composite® Index and the blue-chips' benchmark, the Dow Jones Industrial AverageSM, dropped 21.52% and 12.46%, respectively. Smaller-cap stocks fared slightly better but still proved disappointing, as evidenced by the 9.30% decline in the Russell 2000® Index. A year ago, the outlook for stocks looked particularly dismal in the aftermath of September 11, but the market rebounded surprisingly well as many investors stepped in to scoop up stocks at bargain prices. Expectations for an economic recovery also were heightened after the Federal Reserve Board lowered interest rates in the fourth quarter of 2001 to levels not seen since the 1960s. However, optimism for a sustained market rally was muted by a series of worries that arose in 2002 and lasted throughout the remainder of the period. Among the concerns were slow and uneven economic growth, disappointing corporate earnings, allegations of egregious corporate conduct at many high-profile firms and a series of corporate accounting investigations by the Securities and Exchange Commission that resulted in several earnings restatements, most of which were lower. Also weighing on the market was the possibility of a U.S. war with Iraq and potential future terrorist incidents.

Bonds: Investment-grade bonds sparkled during the one-year period, as the economic recovery stalled and the prospects firmed for a continued favorable interest rate environment. The Lehman Brothers® Aggregate Bond Index, a proxy for taxable-bond performance, returned 8.60%, well ahead of flagging stock markets that incurred yet another round of double-digit declines. Negative sentiment infesting the equity markets boosted demand for bonds, as risk-averse investors sought out safer havens offering some return on their assets. A strong flight to quality in Treasuries and high-quality, higher-yielding government agency securities resulted, as reflected in the stellar performance of the Lehman Brothers U.S. Agency and Treasury indexes, which registered gains of 9.38% and 10.45%, respectively. Meanwhile, the Lehman Brothers Credit Bond Index posted a distant third-place finish, returning 8.19%. While corporates benefited from some economic improvement, eroding investor confidence in the sector, along with widespread credit-quality downgrades and the resulting liquidity crisis, curbed their advances. The Lehman Brothers Mortgage-Backed Securities Index brought up the rear, returning 7.36%. While enjoying lower volatility and reduced prepayment risk for much of the period, mortgage securities retreated during the summer as record-low interest rates triggered another massive refinancing wave, far stronger than the one spawned during the fall of 2001.

Annual Report

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Richard Habermann, Portfolio Manager of Fidelity Asset Manager

Q. How did the fund perform, Dick?

A. For the 12 months ending September 30, 2002, the fund returned -8.17%. During the same period, the flexible portfolio funds average tracked by Lipper Inc. fell 10.36%, while the Fidelity Asset Manager Composite Index declined 7.08%.

Q. How did your asset-allocation decisions influence fund results?

A. The fund's positioning in equities contributed to relative performance. After favoring stocks during last year's strong fourth-quarter rally, I scaled back early in 2002 to around a 50% neutral weighting, given continued erosion in business fundamentals and growing concerns about corporate mismanagement. The fund benefited from becoming more cautious on equities, as share prices cratered during the spring and summer. Consistent with this cautious stance, I became more overweighted in bonds. However, within the bond subportfolio, our commitment to high-yield securities hurt performance. While high-yield bonds benefited from optimism about a potential economic recovery early in the period, their advances were curbed by weak equity markets, widespread credit-quality downgrades and an influx of supply from fallen investment-grade issuers. Despite strong security selection and reducing the high-yield weighting as market conditions deteriorated, we still lost ground to the all-investment-grade bond allocation seen in our composite index, which benefited from the massive flight to quality in Treasuries. In hindsight, I should have moved more toward higher-quality issuers, but the high coupon income was attractive and I didn't expect high-yield bond prices to decline further from already historically low levels.

Q. What factors drove the equity portion of the fund during the period?

A. It was an extremely challenging year, one where nearly every major sector posted double-digit declines. Even companies with solid fundamentals only modestly outperformed the market. Against that backdrop, the fund's equity investments - managed by Charles Mangum - edged the S&P 500, largely due to favorable sector positioning. Shying away from the troubled technology sector helped the most. The fund benefited from underweighting large-cap hardware stocks, such as IBM and Intel, which suffered from high valuations and persistently weak capital spending. Avoiding many of the landmines within the sector also helped, as did an investment in Dell, which delivered positive returns. Several of our consumer-related holdings, including Coca-Cola, Philip Morris and Alberto-Culver, also fared well, due to their defensive nature. Finally, holding defensive financials with little exposure to the capital markets boosted returns, as did our stake in health care services stock Cardinal Health.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What moves didn't work as well?

A. Disappointing security selection among weak pharmaceutical stocks hurt. Bristol-Myers Squibb plunged on patent renewal rejections and a poor success rate for late-stage clinical products. Schering-Plough was another notable detractor in the drug space. We also suffered from becoming more aggressive prematurely, as valuations looked attractive and the economy showed signs of firming during the first quarter of 2002. However, a recovery in corporate earnings failed to materialize and investors continued to reward conservative names, while seemingly punishing everything else. As a result, we were underexposed to more stable consumer names, such as Wal-Mart and Procter & Gamble, which continued to outperform the market. We also dipped too early into the telecommunications waters. While we benefited from having minimal exposure to the WorldCom disaster, we overweighted regional Bell operating companies BellSouth and Verizon, which extended their yearlong declines.

Q. How did the fund's fixed-income investments fare?

A. Favorable interest rate conditions, a sluggish economy and robust demand translated into strong absolute returns for our investment-grade holdings, managed by Jeff Moore - who took over for Charlie Morrison in April. Despite good security selection overall and favorable yield-curve positioning, underweighting strong-performing government bonds hurt performance relative to the index. While we gained a yield advantage from emphasizing corporate bonds and mortgage securities, it couldn't outweigh the dramatic rally in Treasury prices. Good credit analysis and diversification helped us dodge some of the severe credit problems that plagued several corporate issuers. Overweighting real estate, bank and foreign government agency issues also helped. Within mortgages, we focused on securities less susceptible to prepayment, which helped amid the period's two massive refinancing waves. While they lagged the returns provided by investment-grade bonds, the fund's high-yield holdings also had a positive return and beat their benchmark. Managed by Matt Conti, the high-yield subportfolio avoided several key defaults and credit downgrades. It further benefited from emphasizing higher-quality bonds, while having only limited exposure to speculative securities. Solid security selection in the battered telecom and utilities sectors also helped. Finally, the strategic cash portion of the fund - managed by John Todd - was effective in providing reasonably steady returns to help offset capital market volatility.

Q. What's your outlook?

A. Although sentiment continues to be negative, many stocks are now more reasonably valued on several measures, and companies are entering a period of easier year-over-year earnings comparisons. In addition, the quality of earnings likely has improved. While this represents a more positive environment for higher-risk assets, it's potentially negative for extremely conservative assets, such as Treasuries, which have flourished of late with geopolitical concerns and the risk of war with Iraq weighing heavily on the market.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: high total return with reduced risk over the long term by investing in stocks, bonds and short-term instruments

Fund number: 314

Trading symbol: FASMX

Start date: December 28, 1988

Size: as of September 30, 2002, more than $9.5 billion

Manager: Richard Habermann, since 1996; manager, Fidelity Asset Manager: Aggressive, since 1999; Fidelity Asset Manager: Income and Fidelity Asset Manager: Growth, since 1996; Fidelity Trend Fund, 1977- 1982; Fidelity Magellan Fund, 1972-1977; joined Fidelity in 1968

3

Dick Habermann expands on his outlook:

"Where we go from here has a lot to do with what happens in the fixed-income markets. Despite sharply lower interest rates and an accommodative Federal Reserve Board, investment-grade corporate bonds have come under extreme pressure in recent months, with household-name issuers selling at very large premiums over Treasuries. While this environment has caused high-yield spreads to widen even further than expected, it has also dragged on equity performance. A stronger economy and improved earnings would be necessary to reverse this effect, as fund flows out of government bonds and into corporates could help alleviate the credit crunch and induce firms to invest and hire again, which could help equities. While continued cost cutting should help boost corporate earnings in 2003, it may take some time for demand-driven earnings to rebound. In the meantime, higher pension costs and other reforms, such as stock option expensing, could put a damper on earnings expectations.

"Rarely have bonds outperformed equities for such a prolonged period of time, as investors have sought safe havens. Our approach is to lean against such trends when they become overstretched and when market valuations seem to have reached extreme levels."

Annual Report

Investment Changes

Top Five Stocks as of September 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Cardinal Health, Inc.	3.9	3.7
Clear Channel Communications, Inc.	2.8	2.4
American International Group, Inc.	2.5	1.9
General Electric Co.	2.4	2.3
Fannie Mae	1.8	2.2
	13.4
Top Five Bond Issuers as of September 30, 2002
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
Fannie Mae	8.7	8.7
U.S. Treasury Obligations	3.6	5.7
Government National Mortgage Association	2.9	2.8
Freddie Mac	0.9	0.5
Nextel Communications, Inc.	0.4	0.3
	16.5
Top Five Market Sectors as of September 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	17.5	16.8
Consumer Discretionary	10.9	12.3
Health Care	10.6	10.5
Industrials	5.6	6.3
Information Technology	5.5	7.3
Asset Allocation (% of fund's net assets)
As of September 30, 2002 *		As of March 31, 2002 **
	Stock Class and Equity futures 50.1%		Stock Class 49.1%
	Bond Class 44.7%		Bond Class 42.9%
	Short-term Class 5.2%		Short-term Class 8.0%
* Foreign investments	4.3%	** Foreign investments	3.3%

Asset allocations in the pie charts reflect the categorization of assets as defined in the fund's prospectus in effect as of the time periods indicated above. Financial statement categorizations conform to accounting standards and will differ from the pie chart. Percentages are adjusted for the effect of futures contracts, if applicable.

Annual Report

Investments September 30, 2002

Showing Percentage of Net Assets

Common Stocks - 45.1%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 5.2%
Auto Components - 0.0%
Dana Corp.	156,000	$ 2,040
Hotels, Restaurants & Leisure - 0.3%
McDonald's Corp.	1,571,500	27,753
Household Durables - 0.1%
Leggett & Platt, Inc.	229,000	4,532
Media - 3.7%
AOL Time Warner, Inc. (a)	7,612,450	89,066
Clear Channel Communications, Inc. (a)	7,661,091	266,223
Cox Communications, Inc. Class A (a)	144,200	3,546
		358,835
Multiline Retail - 0.2%
Target Corp.	528,700	15,607
Specialty Retail - 0.9%
Home Depot, Inc.	1,621,400	42,319
Limited Brands, Inc.	703,780	10,092
Lowe's Companies, Inc.	864,300	35,782
Office Depot, Inc. (a)	184,100	2,272
		90,465
Textiles Apparel & Luxury Goods - 0.0%
Arena Brands Holding Corp. Class B	130,444	2,511
TOTAL CONSUMER DISCRETIONARY		501,743
CONSUMER STAPLES - 3.5%
Beverages - 0.8%
PepsiCo, Inc.	1,180,170	43,607
The Coca-Cola Co.	739,250	35,454
		79,061
Food & Drug Retailing - 1.3%
Albertson's, Inc.	1,076,600	26,011
CVS Corp.	2,681,600	67,979
Safeway, Inc. (a)	1,233,000	27,496
		121,486
Food Products - 0.0%
McCormick & Co., Inc. (non-vtg.)	99,800	2,275
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Personal Products - 0.4%
Alberto-Culver Co. Class B	558,400	$ 27,378
Gillette Co.	471,700	13,962
		41,340
Tobacco - 1.0%
Philip Morris Companies, Inc.	2,396,300	92,976
TOTAL CONSUMER STAPLES		337,138
ENERGY - 3.5%
Energy Equipment & Services - 0.4%
Cooper Cameron Corp. (a)	129,000	5,387
Diamond Offshore Drilling, Inc.	83,700	1,670
GlobalSantaFe Corp.	502,586	11,233
Halliburton Co.	583,500	7,533
Transocean, Inc.	507,800	10,562
		36,385
Oil & Gas - 3.1%
ChevronTexaco Corp.	1,028,000	71,189
ConocoPhillips	2,935,051	135,717
Exxon Mobil Corp.	2,732,100	87,154
		294,060
TOTAL ENERGY		330,445
FINANCIALS - 10.8%
Banks - 2.0%
Bank of America Corp.	421,200	26,873
Bank One Corp.	630,850	23,594
Comerica, Inc.	375,452	18,104
FleetBoston Financial Corp.	2,103,000	42,754
PNC Financial Services Group, Inc.	429,300	18,104
Synovus Financial Corp.	670,200	13,820
Wachovia Corp.	1,444,629	47,225
		190,474
Diversified Financials - 5.9%
Citigroup, Inc.	5,716,666	169,499
Fannie Mae	2,963,000	176,417
Goldman Sachs Group, Inc.	183,300	12,103
J.P. Morgan Chase & Co.	768,500	14,594
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financials - continued
Merrill Lynch & Co., Inc.	3,331,500	$ 109,773
Morgan Stanley	2,493,700	84,487
		566,873
Insurance - 2.9%
ACE Ltd.	63,000	1,865
Allmerica Financial Corp.	757,300	9,088
American International Group, Inc.	4,322,169	236,423
Hartford Financial Services Group, Inc.	553,400	22,689
PartnerRe Ltd.	36,100	1,739
Travelers Property Casualty Corp.:
Class A	231,608	3,057
Class B (a)	475,851	6,438
		281,299
TOTAL FINANCIALS		1,038,646
HEALTH CARE - 9.8%
Health Care Equipment & Supplies - 0.4%
Baxter International, Inc.	276,900	8,459
C.R. Bard, Inc.	225,100	12,297
Guidant Corp. (a)	496,100	16,029
		36,785
Health Care Providers & Services - 3.9%
Cardinal Health, Inc.	6,103,680	379,626
Pharmaceuticals - 5.5%
Bristol-Myers Squibb Co.	4,116,600	97,975
Eli Lilly & Co.	42,818	2,370
Merck & Co., Inc.	2,355,420	107,666
Pfizer, Inc.	4,846,900	140,657
Pharmacia Corp.	918,100	35,696
Schering-Plough Corp.	4,903,407	104,541
Wyeth	1,181,200	37,562
		526,467
TOTAL HEALTH CARE		942,878
INDUSTRIALS - 4.2%
Airlines - 0.1%
AMR Corp. (a)	257,200	1,075
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Airlines - continued
Delta Air Lines, Inc.	277,800	$ 2,581
Southwest Airlines Co.	327,000	4,271
		7,927
Commercial Services & Supplies - 0.6%
Automatic Data Processing, Inc.	216,200	7,517
ChoicePoint, Inc. (a)	550,157	19,608
First Data Corp.	903,900	25,264
		52,389
Industrial Conglomerates - 3.2%
General Electric Co.	9,443,400	232,780
Tyco International Ltd.	5,354,500	75,498
		308,278
Machinery - 0.2%
Ingersoll-Rand Co. Ltd. Class A	589,700	20,309
Parker Hannifin Corp.	74,340	2,841
		23,150
Road & Rail - 0.1%
Burlington Northern Santa Fe Corp.	235,510	5,633
TOTAL INDUSTRIALS		397,377
INFORMATION TECHNOLOGY - 3.7%
Communications Equipment - 0.4%
CIENA Corp. (a)	1,415,700	4,205
Cisco Systems, Inc. (a)	2,140,714	22,435
Comverse Technology, Inc. (a)	1,086,500	7,595
QUALCOMM, Inc. (a)	163,600	4,519
		38,754
Computers & Peripherals - 0.9%
Dell Computer Corp. (a)	2,691,100	63,268
EMC Corp. (a)	1,376,700	6,292
Hewlett-Packard Co.	1,251,800	14,609
Sun Microsystems, Inc. (a)	1,640,900	4,250
		88,419
Electronic Equipment & Instruments - 0.1%
Solectron Corp. (a)	2,960,600	6,247
Internet Software & Services - 0.1%
Yahoo!, Inc. (a)	1,119,400	10,713
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - 1.1%
Altera Corp. (a)	532,700	$ 4,619
Analog Devices, Inc. (a)	559,000	11,012
Applied Materials, Inc. (a)	387,200	4,472
Intel Corp.	1,537,000	21,349
KLA-Tencor Corp. (a)	304,500	8,508
LAM Research Corp. (a)	409,200	3,642
Linear Technology Corp.	602,350	12,481
Micron Technology, Inc. (a)	1,070,600	13,243
Novellus Systems, Inc. (a)	104,600	2,177
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	1,043,020	6,623
United Microelectronics Corp. sponsored ADR (a)	1,938,325	6,842
Xilinx, Inc. (a)	271,100	4,294
		99,262
Software - 1.1%
Adobe Systems, Inc.	478,700	9,143
Computer Associates International, Inc.	1,524,300	14,633
Microsoft Corp. (a)	1,726,620	75,522
Network Associates, Inc. (a)	266,100	2,829
VERITAS Software Corp. (a)	454,700	6,670
		108,797
TOTAL INFORMATION TECHNOLOGY		352,192
MATERIALS - 0.4%
Chemicals - 0.1%
E.I. du Pont de Nemours & Co.	88,100	3,178
Monsanto Co.	140,807	2,153
		5,331
Metals & Mining - 0.3%
Alcoa, Inc.	1,400,300	27,026
TOTAL MATERIALS		32,357
TELECOMMUNICATION SERVICES - 2.9%
Diversified Telecommunication Services - 2.8%
AT&T Corp.	1,944,800	23,357
BellSouth Corp.	2,732,300	50,165
Qwest Communications International, Inc. (a)	12,504,400	28,510
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
SBC Communications, Inc.	3,829,400	$ 76,971
Verizon Communications, Inc.	3,442,300	94,457
		273,460
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc. Class A (a)	1,072,000	8,094
TOTAL TELECOMMUNICATION SERVICES		281,554
UTILITIES - 1.1%
Electric Utilities - 1.1%
AES Corp. (a)	629,400	1,580
FirstEnergy Corp.	1,558,800	46,593
Southern Co.	894,700	25,749
TXU Corp.	819,800	34,194
		108,116
TOTAL COMMON STOCKS (Cost $5,456,285)		4,322,446
Preferred Stocks - 0.1%

Convertible Preferred Stocks - 0.0%
FINANCIALS - 0.0%
Diversified Financials - 0.0%
AES Trust VII $3.00	341,600	3,722

Nonconvertible Preferred Stocks - 0.1%
FINANCIALS - 0.1%
Insurance - 0.1%
American Annuity Group Capital Trust II $88.75	4,320	4,516
TOTAL PREFERRED STOCKS (Cost $9,250)		8,238
Corporate Bonds - 24.6%
	Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - 1.5%
CONSUMER DISCRETIONARY - 0.2%
Media - 0.1%
EchoStar Communications Corp.:
4.875% 1/1/07	$ 10,690	$ 8,124
5.75% 5/15/08 (g)	6,170	4,628
		12,752
Specialty Retail - 0.1%
Gap, Inc. 5.75% 3/15/09 (g)	6,469	6,352
TOTAL CONSUMER DISCRETIONARY		19,104
HEALTH CARE - 0.2%
Biotechnology - 0.2%
Affymetrix, Inc. 4.75% 2/15/07	26,520	21,050
INFORMATION TECHNOLOGY - 0.7%
Communications Equipment - 0.3%
CIENA Corp. 3.75% 2/1/08	6,660	3,846
Juniper Networks, Inc. 4.75% 3/15/07	29,958	19,911
ONI Systems Corp. 5% 10/15/05	5,890	4,387
		28,144
Electronic Equipment & Instruments - 0.2%
Sanmina-SCI Corp. 4.25% 5/1/04	20,630	17,897
Semiconductor Equipment & Products - 0.2%
Agere Systems, Inc. 6.5% 12/15/09	3,609	1,732
ASML Holding NV 4.25% 11/30/04 (g)	6,730	4,938
Atmel Corp. 0% 5/23/21	4,117	551
Teradyne, Inc. 3.75% 10/15/06	6,430	5,023
Vitesse Semiconductor Corp. 4% 3/15/05	11,530	8,302
		20,546
Software - 0.0%
BEA Systems, Inc. 4% 12/15/06	1,030	794
TOTAL INFORMATION TECHNOLOGY		67,381
TELECOMMUNICATION SERVICES - 0.4%
Wireless Telecommunication Services - 0.4%
Nextel Communications, Inc.:
5.25% 1/15/10	20,210	13,666
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Nextel Communications, Inc.: - continued
6% 6/1/11 (g)	$ 6,740	$ 4,861
6% 6/1/11	22,420	16,169
		34,696
TOTAL CONVERTIBLE BONDS		142,231
Nonconvertible Bonds - 23.1%
CONSUMER DISCRETIONARY - 5.5%
Auto Components - 0.2%
DaimlerChrysler North America Holding Corp. 7.2% 9/1/09	2,015	2,206
Dana Corp. 6.5% 3/1/09	1,570	1,335
Delco Remy International, Inc. 11% 5/1/09	2,160	1,447
Dura Operating Corp. 8.625% 4/15/12	2,140	2,108
Goodyear Tire & Rubber Co.:
6.625% 12/1/06	1,010	879
8.125% 3/15/03	1,000	960
Intermet Corp. 9.75% 6/15/09	4,980	4,681
Lear Corp. 8.11% 5/15/09	5,315	5,528
Stoneridge, Inc. 11.5% 5/1/12	2,655	2,688
		21,832
Hotels, Restaurants & Leisure - 1.6%
Alliance Gaming Corp. 10% 8/1/07	5,435	5,680
Bally Total Fitness Holding Corp. 9.875% 10/15/07	6,954	6,120
Boyd Gaming Corp. 9.25% 10/1/03	3,695	3,843
Buffets, Inc. 11.25% 7/15/10 (g)	4,175	4,175
Capstar Hotel Co. 8.75% 8/15/07	375	304
Chumash Casino & Resort Enterprise 9% 7/15/10 (g)	2,750	2,846
Circus Circus Enterprises, Inc.:
6.45% 2/1/06	2,530	2,467
6.75% 7/15/03	1,740	1,744
Coast Hotels & Casinos, Inc. 9.5% 4/1/09	2,490	2,615
Courtyard by Marriott II LP/Courtyard II Finance Co. 10.75% 2/1/08	4,795	4,819
Domino's, Inc. 10.375% 1/15/09	7,745	8,287
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Extended Stay America, Inc. 9.875% 6/15/11	$ 2,265	$ 2,197
Friendly Ice Cream Corp. 10.5% 12/1/07	4,030	3,889
Harrah's Operating Co., Inc. 7.875% 12/15/05	3,035	3,206
Herbst Gaming, Inc. 10.75% 9/1/08	4,720	4,897
Hilton Hotels Corp. 7.625% 5/15/08	3,410	3,461
HMH Properties, Inc. 7.875% 8/1/05	2,830	2,717
Hollywood Park, Inc. 9.25% 2/15/07	2,010	1,769
International Game Technology 8.375% 5/15/09	990	1,074
ITT Corp.:
6.75% 11/15/05	2,090	2,048
7.375% 11/15/15	4,205	3,827
Mandalay Resort Group 10.25% 8/1/07	3,000	3,225
MGM Mirage, Inc. 8.375% 2/1/11	465	481
Mirage Resorts, Inc. 7.25% 10/15/06	4,050	4,132
Mohegan Tribal Gaming Authority:
8% 4/1/12	4,120	4,202
8.125% 1/1/06	6,805	7,009
8.375% 7/1/11	515	528
8.75% 1/1/09	2,080	2,163
Park Place Entertainment Corp.:
7.875% 12/15/05	8,070	8,231
7.875% 3/15/10	2,810	2,852
9.375% 2/15/07	4,850	5,177
Penn National Gaming, Inc. 8.875% 3/15/10	1,730	1,721
Premier Parks, Inc. 0% 4/1/08 (e)	4,930	4,043
Resorts International Hotel & Casino, Inc. 11.5% 3/15/09	5,870	5,107
Royal Caribbean Cruises Ltd.:
7.25% 8/15/06	545	463
8.25% 4/1/05	365	329
8.75% 2/2/11	750	641
Starwood Hotels & Resorts Worldwide, Inc. 7.375% 5/1/07 (g)	2,705	2,631
Sun International Hotels Ltd./Sun International North America, Inc.:
8.875% 8/15/11	5,145	5,145
yankee 8.625% 12/15/07	625	628
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Tricon Global Restaurants, Inc.:
8.5% 4/15/06	$ 4,125	$ 4,352
8.875% 4/15/11	6,310	6,909
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 11% 6/15/10 (g)	7,475	7,326
		149,280
Household Durables - 0.6%
Beazer Homes USA, Inc. 8.375% 4/15/12	1,920	1,915
Champion Enterprises, Inc. 11.25% 4/15/07 (g)	3,335	2,418
D.R. Horton, Inc. 8% 2/1/09	8,895	8,717
Juno Lighting, Inc. 11.875% 7/1/09	4,895	4,797
K. Hovnanian Enterprises, Inc. 8.875% 4/1/12	5,895	5,306
Kaufman & Broad Home Corp. 7.75% 10/15/04	1,420	1,420
KB Home 8.625% 12/15/08	4,210	4,168
Kinetic Concepts, Inc. 9.625% 11/1/07	4,110	3,863
Lennar Corp.:
7.625% 3/1/09	1,890	1,914
9.95% 5/1/10	2,710	2,927
Ryland Group, Inc.:
8% 8/15/06	295	295
8.25% 4/1/08	1,070	1,070
9.125% 6/15/11	1,910	1,948
9.75% 9/1/10	3,300	3,548
Standard Pacific Corp. 9.25% 4/15/12	2,220	2,109
WCI Communities, Inc. 10.625% 2/15/11	11,435	11,092
		57,507
Internet & Catalog Retail - 0.1%
Amazon.com, Inc. 0% 5/1/08 (e)	4,340	4,036
J. Crew Group, Inc. 0% 10/15/08 (e)	6,250	3,125
		7,161
Leisure Equipment & Products - 0.1%
Hasbro, Inc.:
5.6% 11/1/05	2,870	2,669
6.15% 7/15/08	1,020	938
The Hockey Co. 11.25% 4/15/09	2,745	2,635
		6,242
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - 2.2%
AMC Entertainment, Inc.:
9.5% 3/15/09	$ 450	$ 396
9.875% 2/1/12	5,390	4,797
American Media Operations, Inc. 10.25% 5/1/09	4,420	4,597
AOL Time Warner, Inc.:
7.625% 4/15/31	19,440	16,208
7.7% 5/1/32	11,635	9,861
British Sky Broadcasting Group PLC (BSkyB) yankee:
6.875% 2/23/09	1,950	1,882
7.3% 10/15/06	1,805	1,796
8.2% 7/15/09	8,350	8,475
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 4/1/11 (e)	3,140	1,444
0% 5/15/11 (e)	11,480	3,788
8.25% 4/1/07	1,015	629
8.625% 4/1/09	4,735	2,936
10% 4/1/09	2,915	1,807
11.125% 1/15/11	1,065	682
Cinemark USA, Inc. 9.625% 8/1/08	5,990	5,691
Coaxial Communications of Central Ohio, Inc. 10% 8/15/06	3,730	3,208
Comcast Cable Communications, Inc.:
6.2% 11/15/08	720	666
6.375% 1/30/06	1,320	1,267
6.75% 1/30/11	715	665
6.875% 6/15/09	3,260	3,081
8.125% 5/1/04	445	441
Continental Cablevision, Inc.:
8.3% 5/15/06	17,500	17,036
Corus Entertainment, Inc. 8.75% 3/1/12	1,960	1,980
CSC Holdings, Inc.:
7.625% 4/1/11	2,220	1,765
9.875% 4/1/23	2,550	1,887
EchoStar DBS Corp.:
9.125% 1/15/09 (g)	2,860	2,688
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
EchoStar DBS Corp.: - continued
9.25% 2/1/06	$ 17,770	$ 17,059
9.375% 2/1/09	1,090	1,046
Entravision Communications Corp. 8.125% 3/15/09	1,180	1,204
Granite Broadcasting Corp.:
8.875% 5/15/08	710	600
10.375% 5/15/05	600	510
Insight Communications, Inc. 0% 2/15/11 (e)	8,895	3,113
Insight Midwest LP/Insight Capital, Inc. 10.5% 11/1/10	3,480	3,132
Lamar Media Corp. 9.25% 8/15/07	1,810	1,864
LBI Media, Inc. 10.125% 7/15/12 (g)	3,795	3,833
Lenfest Communications, Inc.:
8.375% 11/1/05	350	343
10.5% 6/15/06	4,315	4,250
Mediacom Broadband LLC/Mediacom Broadband Corp. 11% 7/15/13	3,740	3,478
Mediacom LLC/Mediacom Capital Corp. 9.5% 1/15/13	4,055	3,366
News America Holdings, Inc.:
7.7% 10/30/25	11,440	10,851
8% 10/17/16	7,250	7,844
PanAmSat Corp.:
6% 1/15/03	580	574
6.125% 1/15/05	2,160	1,987
6.375% 1/15/08	1,410	1,213
Pegasus Satellite Communications, Inc.:
0% 3/1/07 (e)	7,710	2,159
12.375% 8/1/06	1,430	629
Radio One, Inc. 8.875% 7/1/11	4,705	4,917
Regal Cinemas Corp. 9.375% 2/1/12	3,040	3,101
Satelites Mexicanos SA de CV 6.2569% 6/30/04 (g)(j)	3,561	3,027
Shaw Communications, Inc.:
7.2% 12/15/11	3,000	2,631
8.25% 4/11/10	8,000	7,591
Sinclair Broadcast Group, Inc.:
8% 3/15/12	7,200	7,236
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Sinclair Broadcast Group, Inc.: - continued
8.75% 12/15/07	$ 2,515	$ 2,578
Spanish Broadcasting System, Inc. 9.625% 11/1/09	2,425	2,455
TCI Communications, Inc.:
8.25% 1/15/03	430	428
9.8% 2/1/12	3,135	3,121
TV Azteca SA de CV yankee 10.5% 2/15/07	3,875	3,623
Yell Finance BV:
0% 8/1/11 (e)	3,770	2,300
10.75% 8/1/11	2,740	2,767
		214,503
Multiline Retail - 0.3%
Dillard's, Inc.:
6.125% 11/1/03	4,555	4,521
6.39% 8/1/03	4,640	4,570
Federated Department Stores, Inc. 6.79% 7/15/27	7,100	7,557
JCPenney Co., Inc. 9% 8/1/12 (g)	6,090	5,816
Saks, Inc.:
7.25% 12/1/04	380	372
8.25% 11/15/08	1,850	1,702
9.875% 10/1/11	2,800	2,716
		27,254
Specialty Retail - 0.3%
Asbury Automotive Group, Inc. 9% 6/15/12	3,125	2,813
AutoNation, Inc. 9% 8/1/08	2,675	2,729
Gap, Inc.:
5.625% 5/1/03	5,165	5,062
9.9% 12/15/05	5,845	5,640
Hollywood Entertainment Corp. 10.625% 8/15/04	4,655	4,702
Michaels Stores, Inc. 9.25% 7/1/09	1,770	1,876
PETCO Animal Supplies, Inc. 10.75% 11/1/11	990	1,049
United Auto Group, Inc. 9.625% 3/15/12 (g)	3,000	2,985
United Rentals, Inc.:
8.8% 8/15/08	1,610	1,304
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
United Rentals, Inc.: - continued
9% 4/1/09	$ 390	$ 316
9.25% 1/15/09	3,400	2,822
		31,298
Textiles Apparel & Luxury Goods - 0.1%
Russell Corp. 9.25% 5/1/10 (g)	3,895	4,012
The William Carter Co. 10.875% 8/15/11	2,910	3,186
		7,198
TOTAL CONSUMER DISCRETIONARY		522,275
CONSUMER STAPLES - 0.9%
Beverages - 0.1%
Canandaigua Brands, Inc. 8.625% 8/1/06	890	939
Constellation Brands, Inc. 8.125% 1/15/12	5,150	5,240
Cott Beverages, Inc. 8% 12/15/11	4,190	4,295
		10,474
Food & Drug Retailing - 0.2%
Delhaize America, Inc.:
7.375% 4/15/06	700	658
8.125% 4/15/11	1,600	1,464
Great Atlantic & Pacific Tea, Inc.:
7.75% 4/15/07	5,525	4,033
9.125% 12/15/11	2,000	1,510
Kroger Co. 6.8% 4/1/11	4,060	4,455
Rite Aid Corp.:
6.125% 12/15/08 (g)	1,770	974
6.875% 8/15/13	6,165	3,576
7.125% 1/15/07	3,575	2,431
7.7% 2/15/27	1,795	1,005
		20,106
Food Products - 0.2%
Corn Products International, Inc. 8.25% 7/15/07	1,675	1,625
Dean Foods Co.:
6.75% 6/15/05	2,800	2,786
6.9% 10/15/17	3,500	3,098
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Food Products - continued
Dean Foods Co.: - continued
8.15% 8/1/07	$ 1,970	$ 2,000
Del Monte Corp. 9.25% 5/15/11	7,425	7,314
Dole Food Co., Inc.:
6.375% 10/1/05	335	312
7.25% 5/1/09	5,150	4,532
		21,667
Tobacco - 0.4%
Philip Morris Companies, Inc. 7% 7/15/05	14,871	16,315
RJ Reynolds Tobacco Holdings, Inc.:
6.5% 6/1/07	7,980	8,410
7.25% 6/1/12	4,000	4,268
7.75% 5/15/06	3,280	3,626
		32,619
TOTAL CONSUMER STAPLES		84,866
ENERGY - 0.9%
Energy Equipment & Services - 0.2%
DI Industries, Inc. 8.875% 7/1/07	5,680	5,794
Grant Prideco, Inc. 9.625% 12/1/07	3,710	3,896
Key Energy Services, Inc.:
8.375% 3/1/08	5,150	5,356
14% 1/15/09	3,406	3,866
Pride Petroleum Services, Inc. 9.375% 5/1/07	2,000	2,070
		20,982
Oil & Gas - 0.7%
Barrett Resources Corp. 7.55% 2/1/07	1,245	1,169
Chesapeake Energy Corp.:
7.875% 3/15/04	4,980	5,117
8.125% 4/1/11	755	755
8.375% 11/1/08	5,905	5,935
9% 8/15/12 (g)	1,835	1,881
Clark Refining & Marketing, Inc.:
8.625% 8/15/08	765	650
8.875% 11/15/07	1,920	1,555
Encore Acquisition Co. 8.375% 6/15/12 (g)	880	889
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
ENERGY - continued
Oil & Gas - continued
Forest Oil Corp.:
8% 6/15/08	$ 2,570	$ 2,647
8% 12/15/11	990	1,017
Nexen, Inc. 7.875% 3/15/32	7,600	8,161
Nuevo Energy Co.:
9.375% 10/1/10	2,000	1,970
9.5% 6/1/08	2,370	2,370
Petro-Canada 7% 11/15/28	3,350	3,531
Plains Exploration & Production Co. LP 8.75% 7/1/12 (g)	3,770	3,770
Pogo Producing Co. 8.25% 4/15/11	5,870	6,164
Swift Energy Co. 9.375% 5/1/12	1,085	1,042
Teekay Shipping Corp. 8.875% 7/15/11	7,920	8,197
The Coastal Corp.:
6.2% 5/15/04	1,800	1,422
7.75% 10/15/35	475	299
9.625% 5/15/12	8,750	6,431
Western Oil Sands, Inc. 8.375% 5/1/12	3,900	3,881
		68,853
TOTAL ENERGY		89,835
FINANCIALS - 6.4%
Banks - 0.9%
Capital One Bank:
6.5% 7/30/04	2,450	2,319
6.875% 2/1/06	1,100	1,033
Chevy Chase Savings Bank FSB 9.25% 12/1/08	2,310	2,310
Den Danske Bank AS 6.375% 6/15/08 (g)(j)	22,050	23,973
Fleet Financial Group, Inc. 7.125% 4/15/06	2,920	3,220
FleetBoston Financial Corp. 7.25% 9/15/05	5,620	6,149
MBNA Corp. 6.25% 1/17/07	4,375	4,530
PNC Funding Corp. 5.75% 8/1/06	4,975	5,303
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (j)	5,205	5,772
7.816% 11/29/49	9,570	10,757
Sovereign Bancorp, Inc.:
8.625% 3/15/04	6,765	6,993
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Banks - continued
Sovereign Bancorp, Inc.: - continued
10.5% 11/15/06	$ 4,916	$ 5,481
Western Financial Bank 9.625% 5/15/12	4,790	4,551
		82,391
Diversified Financials - 4.5%
ABN AMRO NA Holding Pfd. Capital Repackage Trust I yankee 6.523% 12/29/49 (f)(g)	7,500	7,594
Ahmanson Capital Trust I 8.36% 12/1/26 (g)	13,000	14,215
Alliance Capital Management LP 5.625% 8/15/06	4,945	5,276
American Airlines pass thru trust certificate 7.8% 4/1/08	2,340	2,106
American Gen. Finance Corp. 5.875% 7/14/06	10,480	11,256
Amvescap PLC 6.6% 5/15/05	11,360	12,297
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	6,550	6,648
Capital One Financial Corp.:
7.25% 12/1/03	1,080	983
7.25% 5/1/06	2,720	2,346
8.75% 2/1/07	740	629
CIT Group, Inc. 7.75% 4/2/12	3,775	4,107
Citigroup, Inc. 7.25% 10/1/10	16,060	18,406
CMS Energy X-TRAS pass thru trust I 7% 1/15/05	700	539
Continental Airlines, Inc. pass thru trust certificate:
6.545% 2/2/19	1,341	1,193
6.9% 1/2/17	943	717
6.954% 2/2/11	113	74
7.033% 6/15/11	1,389	903
8.307% 4/2/18	5,427	4,287
8.312% 10/2/12	322	215
Credit Suisse First Boston (USA), Inc. 6.5% 1/15/12	5,465	5,835
Dana Credit Corp. 7.25% 12/6/02 (g)	4,010	3,950
Delta Air Lines, Inc. pass thru trust certificate:
7.57% 11/18/10	4,240	4,515
7.711% 9/18/11	575	535
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
Deutsche Telekom International Finance BV 8.25% 6/15/05	$ 3,800	$ 4,075
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp. 8.5% 6/1/11	5,075	4,847
Ford Motor Credit Co.:
5.8% 1/12/09	17,825	16,095
7.375% 10/28/09	3,600	3,423
7.875% 6/15/10	9,810	9,674
GATX Financial Corp. 8.875% 6/1/09	3,845	3,153
General Electric Capital Corp.:
4.625% 9/15/09	7,600	7,679
6% 6/15/12	3,500	3,771
General Motors Acceptance Corp.:
6.75% 1/15/06	4,120	4,270
6.875% 9/15/11	19,040	18,560
Goldman Sachs Group, Inc.:
5.7% 9/1/12	4,740	4,833
6.6% 1/15/12	4,775	5,242
Household Finance Corp.:
6.375% 10/15/11	9,800	9,110
8% 5/9/05	2,415	2,526
HSBC Capital Funding LP 9.547% 12/31/49 (f)(g)	16,390	19,847
ING Capital Funding Trust III 8.439% 12/31/10	4,210	4,853
IOS Capital, Inc. 9.75% 6/15/04	4,900	4,949
J.P. Morgan Chase & Co. 6.625% 3/15/12	5,000	5,438
John Hancock Global Funding II 5.625% 6/27/06 (g)	5,000	5,376
John Q. Hammons Hotels LP/John Q. Hammons Hotels Corp. III 8.875% 5/15/12	3,055	2,933
Lehman Brothers Holdings, Inc. 6.625% 1/18/12	3,500	3,835
Meditrust Exercisable Put Options Securities Trust 7.114% 8/15/04 (g)	390	388
Millennium America, Inc.:
9.25% 6/15/08	550	564
9.25% 6/15/08 (g)	4,055	4,156
Morgan Stanley 6.6% 4/1/12	11,865	12,907
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
NiSource Finance Corp.:
7.625% 11/15/05	$ 1,500	$ 1,532
7.875% 11/15/10	19,400	19,945
Northwest Airlines pass thru trust certificate:
7.691% 4/1/17	230	202
9.179% 10/1/11	985	788
Pemex Project Funding Master Trust 9.125% 10/13/10	8,800	9,394
Petronas Capital Ltd. 7% 5/22/12 (g)	14,900	16,576
Powergen US Funding LLC 4.5% 10/15/04	4,670	4,821
Prime Property Funding II 6.25% 5/15/07	3,990	4,260
Qwest Capital Funding, Inc.:
5.875% 8/3/04	1,865	1,306
7% 8/3/09	2,430	1,106
7.25% 2/15/11	1,095	504
7.75% 8/15/06	3,810	2,038
Salomon Smith Barney Holdings, Inc. 5.875% 3/15/06	8,675	9,351
Sears Roebuck Acceptance Corp. 6.7% 4/15/12	7,745	8,205
SESI LLC 8.875% 5/15/11	4,930	4,905
Sprint Capital Corp.:
6.875% 11/15/28	5,600	3,228
8.75% 3/15/32	6,740	4,513
Stone Container Finance Co. yankee 11.5% 8/15/06 (g)	1,670	1,754
TIAA Global Markets, Inc. 5% 3/1/07 (g)	5,135	5,501
TXU Eastern Funding 6.75% 5/15/09	10,575	10,149
U.S. West Capital Funding, Inc. 6.875% 7/15/28	3,785	1,476
UBS Preferred Funding Trust 1 8.622% 12/29/49	9,200	11,000
Verizon Global Funding Corp.:
6.125% 6/15/07	11,925	12,415
7.375% 9/1/12	3,775	3,975
Verizon Wireless Capital LLC 5.375% 12/15/06 (g)	12,465	11,726
Xerox Capital (Europe) PLC 5.875% 5/15/04	5,145	3,962
Xerox Credit Corp. 6.1% 12/16/03	1,920	1,613
		427,375
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Insurance - 0.2%
Principal Life Global Funding I:
5.125% 6/28/07 (g)	$ 16,000	$ 16,720
6.25% 2/15/12 (g)	4,335	4,666
		21,386
Real Estate - 0.8%
AvalonBay Communities, Inc. 5% 8/1/07	4,105	4,213
BRE Properties, Inc. 5.95% 3/15/07	7,670	8,169
Camden Property Trust 5.875% 6/1/07	4,035	4,239
CenterPoint Properties Trust 6.75% 4/1/05	4,360	4,709
Corrections Corp. of America 9.875% 5/1/09 (g)	1,020	1,053
EOP Operating LP:
6.75% 2/15/08	4,520	4,953
6.75% 2/15/12	5,325	5,803
7.75% 11/15/07	16,695	19,093
Gables Realty LP 5.75% 7/15/07	1,000	1,044
iStar Financial, Inc. 8.75% 8/15/08	3,795	3,795
LNR Property Corp.:
9.375% 3/15/08	3,755	3,717
10.5% 1/15/09	2,995	3,055
Mack-Cali Realty LP 7.25% 3/15/09	2,350	2,632
Meditrust Corp. 7.82% 9/10/26	6,730	6,747
MeriStar Hospitality Corp. 9% 1/15/08	2,930	2,608
Senior Housing Properties Trust 8.625% 1/15/12	4,750	4,679
		80,509
TOTAL FINANCIALS		611,661
HEALTH CARE - 0.6%
Health Care Equipment & Supplies - 0.0%
Sybron Dental Specialties, Inc. 8.125% 6/15/12 (g)	820	812
Health Care Providers & Services - 0.5%
Alderwoods Group, Inc.:
11% 1/2/07	1,353	1,343
12.25% 1/2/09	2,960	2,783
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
HEALTH CARE - continued
Health Care Providers & Services - continued
Columbia/HCA Healthcare Corp. 6.73% 7/15/45	$ 3,425	$ 3,472
Hanger Orthopedic Group, Inc. 10.375% 2/15/09	1,150	1,225
HCA, Inc.:
7.875% 2/1/11	1,445	1,546
8.75% 9/1/10	2,275	2,548
HealthSouth Corp.:
6.875% 6/15/05	5,290	3,862
7% 6/15/08	1,830	1,190
Owen & Minor, Inc. 8.5% 7/15/11	6,950	7,228
PacifiCare Health Systems, Inc. 10.75% 6/1/09	6,970	6,796
Rotech Healthcare, Inc. 9.5% 4/1/12 (g)	1,340	1,233
Triad Hospitals Holdings, Inc. 11% 5/15/09	835	919
Triad Hospitals, Inc. 8.75% 5/1/09	6,680	7,014
Vanguard Health Systems, Inc. 9.75% 8/1/11	8,380	8,464
		49,623
Pharmaceuticals - 0.1%
aaiPharma, Inc. 11% 4/1/10	7,495	6,596
Biovail Corp. 7.875% 4/1/10	3,810	3,772
		10,368
TOTAL HEALTH CARE		60,803
INDUSTRIALS - 1.4%
Aerospace & Defense - 0.2%
Alliant Techsystems, Inc. 8.5% 5/15/11	2,555	2,702
BE Aerospace, Inc.:
8% 3/1/08	1,635	1,161
8.875% 5/1/11	605	430
9.5% 11/1/08	830	635
Raytheon Co. 8.2% 3/1/06	4,900	5,367
Sequa Corp.:
8.875% 4/1/08	2,990	2,676
9% 8/1/09	2,200	1,991
Transdigm, Inc. 10.375% 12/1/08	1,280	1,318
		16,280
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Airlines - 0.1%
Continental Airlines, Inc. 8% 12/15/05	$ 1,215	$ 608
Delta Air Lines, Inc.:
6.65% 3/15/04	2,540	1,778
7.7% 12/15/05	1,280	845
8.3% 12/15/29	1,780	801
8.54% 1/2/07	845	634
10.14% 8/14/12	540	394
Northwest Airlines, Inc.:
7.625% 3/15/05	2,460	1,353
9.875% 3/15/07	1,730	934
		7,347
Building Products - 0.0%
Nortek, Inc. 9.125% 9/1/07	2,440	2,452
Commercial Services & Supplies - 0.4%
Allied Waste North America, Inc.:
7.375% 1/1/04	2,320	2,297
7.625% 1/1/06	3,845	3,653
7.875% 1/1/09	3,225	2,999
10% 8/1/09	5,015	4,614
Browning-Ferris Industries, Inc. 6.375% 1/15/08	3,360	2,923
Coinmach Corp. 9% 2/1/10	4,940	5,039
Iron Mountain, Inc.:
8.25% 7/1/11	480	475
8.625% 4/1/13	5,050	5,050
8.75% 9/30/09	5,545	5,573
JohnsonDiversey, Inc. 9.625% 5/15/12 (g)	3,530	3,495
		36,118
Construction & Engineering - 0.0%
Williams Scotsman, Inc. 9.875% 6/1/07	4,960	4,216
Industrial Conglomerates - 0.3%
Tyco International Group SA:
6.125% 11/1/08	490	402
6.25% 6/15/13	1,980	1,891
6.875% 1/15/29	1,110	849
yankee:
5.8% 8/1/06	10,585	8,891
5.875% 11/1/04	1,090	970
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Industrial Conglomerates - continued
Tyco International Group SA: - continued
6.375% 6/15/05	$ 735	$ 636
6.375% 2/15/06	2,000	1,720
6.375% 10/15/11	2,820	2,312
6.75% 2/15/11	19,050	15,716
		33,387
Machinery - 0.4%
AGCO Corp.:
8.5% 3/15/06	510	500
9.5% 5/1/08	2,640	2,772
Dresser, Inc. 9.375% 4/15/11	5,865	5,660
Dunlop Standard Aerospace Holdings PLC 11.875% 5/15/09	10,145	10,297
Navistar International Corp. 9.375% 6/1/06	5,700	5,501
NMHG Holding Co. 10% 5/15/09	2,110	2,131
Terex Corp.:
Series D, 8.875% 4/1/08	1,250	1,194
8.875% 4/1/08	2,850	2,708
TriMas Corp. 9.875% 6/15/12 (g)	3,270	3,303
		34,066
Road & Rail - 0.0%
TFM SA de CV 12.5% 6/15/12 (g)	2,020	1,964
TOTAL INDUSTRIALS		135,830
INFORMATION TECHNOLOGY - 1.1%
Communications Equipment - 0.2%
Avaya, Inc. 11.125% 4/1/09	5,275	3,323
L-3 Communications Corp. 8% 8/1/08	3,510	3,650
Lucent Technologies, Inc.:
6.5% 1/15/28	1,800	549
7.25% 7/15/06	2,725	1,158
Motorola, Inc.:
6.5% 11/15/28	3,900	2,952
8% 11/1/11	3,880	3,831
		15,463
Computers & Peripherals - 0.1%
Compaq Computer Corp. 7.65% 8/1/05	4,900	5,412
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
Hewlett-Packard Co. 5.5% 7/1/07	$ 5,250	$ 5,431
Seagate Technology HDD Holdings 8% 5/15/09 (g)	4,320	4,061
		14,904
Electronic Equipment & Instruments - 0.4%
ChipPAC International Ltd. 12.75% 8/1/09	2,485	2,435
Fisher Scientific International, Inc.:
8.125% 5/1/12	3,105	3,105
9% 2/1/08	6,375	6,598
Flextronics International Ltd.:
9.875% 7/1/10	7,020	7,125
yankee 8.75% 10/15/07	5,430	5,294
Ingram Micro, Inc. 9.875% 8/15/08	3,310	3,376
Millipore Corp. 7.5% 4/1/07	1,755	1,650
Solectron Corp.:
7.375% 3/1/06	6,030	4,703
9.625% 2/15/09	4,590	3,672
		37,958
IT Consulting & Services - 0.1%
Anteon Corp. 12% 5/15/09	3,788	4,015
Unisys Corp.:
7.875% 4/1/08	515	494
8.125% 6/1/06	7,700	7,488
		11,997
Office Electronics - 0.1%
Xerox Corp.:
5.5% 11/15/03	3,105	2,608
7.15% 8/1/04	2,430	1,871
9.75% 1/15/09 (g)	2,840	2,244
		6,723
Semiconductor Equipment & Products - 0.2%
Amkor Technology, Inc. 9.25% 5/1/06	2,960	2,013
Fairchild Semiconductor Corp.:
10.375% 10/1/07	8,100	8,262
10.5% 2/1/09	760	783
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
Micron Technology, Inc. 6.5% 9/30/05 (k)	$ 8,000	$ 6,840
ON Semiconductor Corp./Semiconductor Components Industries LLC 12% 5/15/08 (g)	2,960	1,865
		19,763
Software - 0.0%
Computer Associates International, Inc. 6.375% 4/15/05	3,055	2,627
TOTAL INFORMATION TECHNOLOGY		109,435
MATERIALS - 1.8%
Chemicals - 0.5%
Berry Plastics Corp. 10.75% 7/15/12	5,975	6,154
Foamex LP/Foamex Capital Corp. 10.75% 4/1/09 (g)	4,130	3,676
Georgia Gulf Corp. 10.375% 11/1/07	3,805	4,071
Huntsman International LLC 9.875% 3/1/09 (g)	6,170	6,170
IMC Global, Inc.:
6.55% 1/15/05	2,880	2,722
7.3% 1/15/28	2,760	2,125
7.375% 8/1/18	560	403
7.625% 11/1/05	1,485	1,403
10.875% 6/1/08	780	842
11.25% 6/1/11	890	961
International Specialty Holdings, Inc. 10.625% 12/15/09	4,240	3,816
Lyondell Chemical Co.:
9.625% 5/1/07	3,660	3,367
9.875% 5/1/07	1,670	1,545
10.875% 5/1/09	1,915	1,570
Methanex Corp. yankee 7.75% 8/15/05	5,080	5,029
OM Group, Inc. 9.25% 12/15/11	6,290	6,196
		50,050
Containers & Packaging - 0.4%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	6,515	4,756
Graphic Packaging Corp. 8.625% 2/15/12	900	918
Jefferson Smurfit Corp. U.S. 8.25% 10/1/12 (g)	3,700	3,682
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
MATERIALS - continued
Containers & Packaging - continued
Owens-Brockway Glass Container, Inc. 8.875% 2/15/09	$ 8,860	$ 8,882
Owens-Illinois, Inc.:
7.15% 5/15/05	2,080	1,903
7.35% 5/15/08	720	626
7.5% 5/15/10	890	757
7.8% 5/15/18	6,900	5,520
7.85% 5/15/04	2,400	2,280
8.1% 5/15/07	2,590	2,383
Riverwood International Corp.:
10.625% 8/1/07	2,270	2,315
10.875% 4/1/08	1,190	1,190
Silgan Holdings, Inc. 9% 6/1/09 (g)	2,640	2,732
		37,944
Metals & Mining - 0.5%
AK Steel Corp. 7.875% 2/15/09	3,090	3,032
Century Aluminum Co. 11.75% 4/15/08	3,795	3,567
Falconbridge Ltd. 7.35% 6/5/12	6,450	6,907
Freeport-McMoRan Copper & Gold, Inc. 7.5% 11/15/06	5,180	4,662
Luscar Coal Ltd. 9.75% 10/15/11	3,310	3,509
Oregon Steel Mills, Inc. 10% 7/15/09 (g)	5,720	5,720
P&L Coal Holdings Corp. 9.625% 5/15/08	15,895	16,650
Phelps Dodge Corp.:
8.75% 6/1/11	4,730	4,730
9.5% 6/1/31	2,010	1,970
Steel Dynamics, Inc. 9.5% 3/15/09 (g)	1,690	1,682
		52,429
Paper & Forest Products - 0.4%
Boise Cascade Corp. 7.68% 3/29/06	7,590	7,809
Georgia-Pacific Group:
7.5% 5/15/06	3,995	3,316
8.125% 5/15/11	5,050	4,040
8.875% 5/15/31	4,115	2,963
9.625% 3/15/22	1,520	1,338
Louisiana-Pacific Corp.:
8.5% 8/15/05	1,400	1,407
10.875% 11/15/08	950	1,000
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
MATERIALS - continued
Paper & Forest Products - continued
Stone Container Corp.:
8.375% 7/1/12 (g)	$ 4,680	$ 4,657
9.75% 2/1/11	6,430	6,719
		33,249
TOTAL MATERIALS		173,672
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.3%
American Cellular Corp. 9.5% 10/15/09	1,935	363
AT&T Corp.:
6% 3/15/09	11,545	10,391
6.5% 3/15/29	23,905	19,841
Centennial Cellular Operating Co. LLC/Centennial Finance Corp. 10.75% 12/15/08	6,215	3,108
Cincinnati Bell Telephone Co. 6.3% 12/1/28	3,340	1,937
Citizens Communications Co.:
8.5% 5/15/06	7,270	6,979
9.25% 5/15/11	4,945	4,896
France Telecom SA:
8.7% 3/1/06	2,349	2,499
9.25% 3/1/11	1,300	1,418
Koninklijke KPN NV yankee:
8% 10/1/10	11,390	12,586
8.375% 10/1/30	1,500	1,660
Qwest Corp. 8.875% 3/15/12 (g)	3,735	3,249
Rogers Cantel, Inc. yankee 9.375% 6/1/08	1,210	883
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	14,005	14,036
Telefonica Europe BV 7.75% 9/15/10	3,500	3,778
Telefonos de Mexico SA de CV 8.25% 1/26/06	13,640	14,237
Teleglobe Canada, Inc. yankee:
7.2% 7/20/09 (d)	5,350	134
7.7% 7/20/29 (d)	755	19
TELUS Corp. 8% 6/1/11	15,725	12,030
Tritel PCS, Inc. 10.375% 1/15/11	1,019	917
Triton PCS, Inc.:
8.75% 11/15/11	2,280	1,516
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Triton PCS, Inc.: - continued
9.375% 2/1/11	$ 5,420	$ 3,794
U.S. West Communications:
5.65% 11/1/04	1,245	1,071
6.875% 9/15/33	3,705	2,519
7.2% 11/1/04	3,765	3,426
		127,287
Wireless Telecommunication Services - 0.5%
AirGate PCS, Inc. 0% 10/1/09 (e)	4,530	317
American Tower Corp. 9.375% 2/1/09	2,685	1,611
AT&T Wireless Services, Inc.:
7.875% 3/1/11	1,550	1,194
8.125% 5/1/12	6,690	5,151
8.75% 3/1/31	4,595	3,308
Crown Castle International Corp.:
9.375% 8/1/11	5,570	3,565
10.75% 8/1/11	1,435	961
Dobson Communications Corp. 10.875% 7/1/10	2,365	1,726
Echostar Broadband Corp. 10.375% 10/1/07	7,095	7,024
Millicom International Cellular SA 13.5% 6/1/06	4,390	1,284
Nextel Communications, Inc.:
0% 10/31/07 (e)	1,095	862
9.375% 11/15/09	955	740
9.5% 2/1/11	1,340	1,025
Nextel Partners, Inc. 0% 2/1/09 (e)	5,215	2,712
Rogers Wireless, Inc. 9.625% 5/1/11	7,210	5,191
Rural Cellular Corp.:
9.625% 5/15/08	520	286
9.75% 1/15/10	1,115	602
VoiceStream Wireless Corp.:
0% 11/15/09 (e)	4,102	3,343
10.375% 11/15/09	1,950	1,999
		42,901
TOTAL TELECOMMUNICATION SERVICES		170,188
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - 2.7%
Electric Utilities - 1.6%
Allegheny Energy Supply Co. LLC 8.25% 4/15/12 (g)	$ 10,130	$ 5,901
Avon Energy Partners Holdings:
6.46% 3/4/08 (g)	10,920	11,313
6.73% 12/11/02 (g)	13,550	13,607
CMS Energy Corp.:
6.75% 1/15/04	5,890	4,889
7.5% 1/15/09	2,860	2,174
7.625% 11/15/04	830	681
8.5% 4/15/11	625	469
8.9% 7/15/08	2,175	1,675
9.875% 10/15/07	1,825	1,497
Constellation Energy Group, Inc. 6.35% 4/1/07	6,020	6,203
Dominion Resources, Inc.:
6.25% 6/30/12	6,800	7,361
8.125% 6/15/10	3,750	4,359
Duke Capital Corp. 6.75% 2/15/32	3,800	3,266
FirstEnergy Corp. 6.45% 11/15/11	11,645	10,951
Illinois Power Co. 7.5% 6/15/09	5,330	4,344
Israel Electric Corp. Ltd. 7.75% 12/15/27 (g)	6,570	6,180
Pacific Gas & Electric Co.:
6.25% 8/1/03	2,825	2,783
6.25% 3/1/04	5,375	5,241
6.75% 10/1/23	2,310	2,033
8.25% 11/1/22	4,150	3,860
9.625% 11/1/05 (g)	5,870	5,635
PSI Energy, Inc. 6.65% 6/15/06	7,780	8,255
Public Service Co. of Colorado 7.875% 10/1/12 (g)	3,815	3,819
Reliant Energy Resources Corp. 8.125% 7/15/05	6,600	5,960
Southern California Edison Co.:
5.625% 10/1/02	1,320	1,294
6.25% 6/15/03	300	296
8.95% 11/3/03	6,660	6,494
Southern Power Co. 6.25% 7/15/12 (g)	4,855	5,275
Southwestern Public Service Co. 5.125% 11/1/06	3,600	3,355
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Electric Utilities - continued
TECO Energy, Inc.:
6.125% 5/1/07	$ 6,625	$ 6,138
7% 5/1/12	10,405	9,328
Texas Utilities Co. 6.375% 1/1/08	1,105	1,060
		155,696
Gas Utilities - 0.6%
CMS Panhandle Holding Co. 6.125% 3/15/04	1,810	1,756
Columbia Energy Group 6.8% 11/28/05	1,500	1,488
Consolidated Natural Gas Co. 6.85% 4/15/11	2,615	2,860
El Paso Energy Corp. 7.75% 1/15/32	2,820	1,805
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (g)	5,560	6,220
Sempra Energy 7.95% 3/1/10	17,050	18,457
Tennessee Gas Pipeline Co. 7.625% 4/1/37	10,790	8,200
Texas Eastern Transmission Corp.:
5.25% 7/15/07	1,655	1,729
7% 7/15/32	8,175	8,642
Transcontinental Gas Pipe Line:
6.125% 1/15/05	910	837
6.25% 1/15/08	455	400
8.875% 7/15/12 (g)	3,175	3,048
		55,442
Multi-Utilities & Unregulated Power - 0.5%
Aquila, Inc. 11.875% 7/1/12 (g)	2,480	2,182
Calpine Corp. 8.5% 2/15/11	5,375	2,258
Utilicorp United, Inc.:
6.875% 10/1/04	925	805
7.95% 2/1/11	2,345	1,735
Western Resources, Inc.:
7.875% 5/1/07	5,485	5,375
9.75% 5/1/07	6,955	6,433
Williams Companies, Inc.:
6.5% 8/1/06	4,980	3,187
7.125% 9/1/11	18,730	11,613
7.5% 1/15/31	6,480	3,499
7.875% 9/1/21	2,215	1,263
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Multi-Utilities & Unregulated Power - continued
Williams Companies, Inc.: - continued
8.125% 3/15/12 (g)	$ 5,295	$ 3,389
9.25% 3/15/04	5,315	3,986
		45,725
TOTAL UTILITIES		256,863
TOTAL NONCONVERTIBLE BONDS		2,215,428
TOTAL CORPORATE BONDS (Cost $2,427,001)		2,357,659
U.S. Government and Government Agency Obligations - 6.1%

U.S. Government Agency Obligations - 1.4%
Fannie Mae:
3% 6/15/04	5,435	5,530
5.25% 6/15/06	16,055	17,411
6.25% 2/1/11	22,500	24,988
7.25% 5/15/30	11,490	14,463
Financing Corp. - coupon STRIPS:
0% 8/8/05	5,482	5,094
0% 11/30/05	1,666	1,537
Freddie Mac:
3.75% 4/15/04	47,750	49,083
7.35% 3/22/05	5,000	5,623
U.S. Department of Housing and Urban Development Government guaranteed participation certificates Series 1996-A, 7.57% 8/1/13	10,090	11,121
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		134,850
U.S. Treasury Obligations - 4.7%
U.S. Treasury Bills, yield at date of purchase 1.58% to 1.69% 10/3/02 to 11/7/02 (i)	40,000	39,991
U.S. Treasury Bonds:
5.25% 2/15/29	60,320	64,210
8.125% 8/15/19	86,125	121,705
U.S. Government and Government Agency Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Treasury Obligations - continued
U.S. Treasury Bonds: - continued
11.75% 2/15/10	$ 42,750	$ 52,312
U.S. Treasury Notes:
4.375% 5/15/07	10,004	10,798
5.5% 1/31/03	61,761	62,576
5.5% 5/15/09	86,348	98,572
TOTAL U.S. TREASURY OBLIGATIONS		450,164
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $548,152)		585,014
U.S. Government Agency - Mortgage Securities - 11.0%

Fannie Mae - 7.8%
5.5% 2/1/11 to 9/1/32	11,558	11,830
5.5% 10/1/17 (h)	70,000	72,056
6% 4/1/09 to 8/1/32	151,179	156,368
6.5% 4/1/13 to 8/1/32	170,415	176,929
6.5% 10/1/32 (h)	189,175	195,914
7% 9/1/21 to 5/1/32	80,360	84,084
7.5% 2/1/22 to 9/1/30	33,060	34,939
7.5% 10/1/32 (h)	12,036	12,709
8% 6/1/29	14	15
TOTAL FANNIE MAE		744,844
Freddie Mac - 0.3%
6% 10/1/23 to 9/1/25	7,400	7,684
7.5% 11/1/16 to 11/1/30	21,650	22,905
8% 10/1/27	99	106
8.5% 2/1/19 to 8/1/22	75	81
TOTAL FREDDIE MAC		30,776
Government National Mortgage Association - 2.9%
6% 10/15/08 to 12/15/10	11,077	11,734
6.5% 12/15/07 to 8/15/27	68,740	72,110
7% 6/15/24 to 7/15/32	146,141	153,543
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Government National Mortgage Association - continued
7.5% 3/15/22 to 8/15/28	$ 21,498	$ 22,911
8% 4/15/24 to 6/15/31	12,498	13,426
8.5% 2/15/05 to 11/15/31	4,520	4,895
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		278,619
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $1,014,119)		1,054,239
Asset-Backed Securities - 1.4%

ACE Securities Corp. Nim Trust 8.85% 7/25/12	901	899
Amortizing Residential Collateral Trust:
2.16% 8/25/32 (j)	9,912	9,901
2.6138% 10/25/32 (j)	14,953	14,878
7% 6/25/32	1,811	1,794
BankAmerica Manufactured Housing Contract Trust V 6.2% 4/10/09	1,063	1,064
Capital One Master Trust:
4.55% 2/15/08	16,000	16,587
4.9% 3/15/10	6,460	6,817
Capital One Multi-Asset Execution Trust 2.48% 7/15/08 (h)(j)	5,780	5,751
CIT Marine Trust 5.8% 4/15/10	4,557	4,604
Citibank Credit Card Master Trust I 5.75% 2/15/06	6,230	6,541
CSFB Nims Trust:
8% 8/1/32	8,983	8,785
8% 8/27/32	1,880	1,824
Ford Credit Auto Owner Trust 5.71% 9/15/05	3,415	3,618
Household Private Label Credit Card Master Note Trust I 5.5% 1/18/11	4,100	4,472
JCPenney Master Credit Card Trust 5.5% 6/15/07	3,300	3,422
Long Beach Asset Holdings Corp. Nim Trust 9.05% 5/25/32 (g)	5,297	5,244
MBNA Credit Card Master Note Trust 3.9% 11/15/07	16,000	16,577
Morgan Stanley Dean Witter Capital I Trust:
10% 1/25/32 (g)	3,434	3,440
10% 2/25/32 (g)	4,883	4,892
10% 4/25/32 (g)	2,633	2,638
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Morgan Stanley Dean Witter Capital I Trust: - continued
10% 5/25/32 (g)	$ 2,606	$ 2,611
Sears Credit Account Master Trust II:
6.75% 9/16/09	2,500	2,782
7.5% 11/15/07	4,350	4,597
UAF Auto Grantor Trust 6.1% 1/15/03 (g)	734	734
TOTAL ASSET-BACKED SECURITIES (Cost $131,657)		134,472
Collateralized Mortgage Obligations - 0.4%

Private Sponsor - 0.0%
Credit-Based Asset Servicing and Securitization LLC weighted average coupon Series 1997-2 Class 2B, 7.0245% 12/29/25 (g)(j)	738	364
U.S. Government Agency - 0.4%
Fannie Mae:
planned amortization class Series 1999-54 Class PH, 6.5% 11/18/29	8,575	9,119
REMIC planned amortization class Series 1999-57 Class PH, 6.5% 12/25/29	6,978	7,474
Freddie Mac Multi-class Mortgage Ctfs. of Prtn. guaranteed REMIC planned amoritization class Series 2444 Class PF, 6.5% 8/15/27	18,114	18,961
TOTAL U.S. GOVERNMENT AGENCY		35,554
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $33,517)		35,918
Commercial Mortgage Securities - 2.1%

Asset Securitization Corp.:
sequential pay Series 1995-MD4 Class A1, 7.1% 8/13/29	4,238	4,670
Series 1997-D5 Class PS1, 1.481% 2/14/43 (j)(b)	56,775	4,358
Atherton Franchise Loan Funding LLP Series 1998-A Class E, 8.25% 5/15/20 (g)	2,047	409
Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 4.3797% 8/1/24 (g)(j)	3,280	2,329
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
CBM Funding Corp. sequential pay Series 1996-1:
Class A3PI, 7.08% 11/1/07	$ 7,824	$ 8,520
Class B, 7.48% 2/1/08	9,885	11,209
COMM sequential pay Series 1999-1 Class A2, 6.455% 5/15/32	4,225	4,746
CS First Boston Mortgage Securities Corp.:
Series 1997-C2 Class D, 7.27% 1/17/35	10,560	11,686
Series 1998-C1 Class D, 7.17% 5/17/40	1,825	1,988
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 6/15/31	11,800	12,530
DLJ Commercial Mortgage Corp. sequential pay Series 1999-CG2 Class A1A, 6.88% 6/10/32	10,541	11,625
Equitable Life Assurance Society of the United States Series 174:
Class B1, 7.33% 5/15/06 (g)	10,400	11,704
Class C1, 7.52% 5/15/06 (g)	8,000	8,943
Class D1, 7.77% 5/15/06 (g)	6,800	7,459
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 8.169% 4/29/39 (g)(j)	3,800	3,282
FMAC Loan Receivables Trust weighted average coupon Series 1997-A Class E, 0% 4/15/19 (d)(g)(j)	1,471	0
GAFCO Franchisee Loan Trust Series 1998-1 Class D, 13.5% 6/1/16 (g)(j)	4,600	3,476
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 1996-C1 Class F, 7.86% 11/15/06 (g)	1,250	1,298
Ginnie Mae guaranteed Multi-family REMIC pass thru securities sequential pay Series 2002-26 Class C, 6.0213% 2/16/24 (j)	4,700	5,113
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.97% 4/13/31 (j)	13,588	13,414
J.P. Morgan Commercial Mortgage Finance Corp. sequential pay Series 1998-C6 Class A3, 6.613% 1/15/30	8,950	10,024
LB-UBS Commercial Mortgage Trust sequential pay Series 2001-C3 Class A1, 6.058% 6/15/20	14,756	16,011
LTC Commercial Mortgage pass thru certificates sequential pay Series 1998-1 Class A, 6.029% 5/30/30 (g)	7,707	8,172
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Penn Mutual Life Insurance Co./Penn Insurance & Annuity Co. Series 1996-PML:
Class K, 7.9% 11/15/26 (g)	$ 750	$ 579
Class L, 7.9% 11/15/26 (g)	600	372
Structured Asset Securities Corp. Series 1996-CFL:
Class E, 7.75% 2/25/28	4,159	4,252
Class H, 7.75% 2/25/28 (g)	1,000	1,063
Thirteen Affiliates of General Growth Properties, Inc.:
sequential pay Series 1 Class A2, 6.602% 11/15/07 (g)	11,530	12,950
Series 1:
Class D2, 6.992% 11/15/07 (g)	11,380	12,443
Class E2, 7.224% 11/15/07 (g)	6,760	7,322
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $190,850)		201,947
Foreign Government and Government Agency Obligations - 0.5%

Chilean Republic:
5.625% 7/23/07	11,470	11,965
7.125% 1/11/12	8,160	8,782
Polish Government 6.25% 7/3/12	13,245	14,371
United Mexican States:
7.5% 1/14/12	8,320	8,424
8% 9/24/22	5,900	5,611
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $47,105)		49,153
Supranational Obligations - 0.0%

Corporacion Andina de Fomento 6.875% 3/15/12 (Cost $3,814)	3,855	4,121
Floating Rate Loans - 0.2%
	Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - 0.2%
Diversified Financials - 0.2%
Nextel Finance Co.:
Tranche B term loan 5.1875% 6/30/08 (j)	$ 10,370	$ 8,970
Tranche C term loan 5.4375% 12/31/08 (j)	10,370	8,970
		17,940
INDUSTRIALS - 0.0%
Commercial Services & Supplies - 0.0%
Allied Waste North America, Inc.:
Tranche B term loan 4.6095% 7/21/06 (j)	1,453	1,409
Tranche C term loan 4.8548% 7/21/07 (j)	1,744	1,691
		3,100
MATERIALS - 0.0%
Chemicals - 0.0%
Lyondell Chemical Co. sr. secured Tranche E term loan 6.185% 5/17/06 (j)	670	667
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Broadwing, Inc. Tranche B term loan 4.5529% 12/30/06 (j)	2,268	1,815
TOTAL FLOATING RATE LOANS (Cost $24,507)		23,522
Money Market Funds - 11.5%
	Shares
Fidelity Cash Central Fund, 1.86% (c)	674,399,024	674,399
Fidelity Money Market Central Fund, 1.91% (c)	425,013,442	425,013
Fidelity Securities Lending Cash Central Fund, 1.88% (c)	5,637,445	5,637
TOTAL MONEY MARKET FUNDS (Cost $1,105,049)		1,105,049
Cash Equivalents - 0.0%
	Maturity Amount (000s)	Value (Note 1) (000s)
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.73%, dated 9/30/02 due 10/1/02) (Cost $3,815)	$ 3,815	$ 3,815
TOTAL INVESTMENT PORTFOLIO - 103.0% (Cost $10,995,121)		9,885,593
NET OTHER ASSETS - (3.0)%		(291,437)
NET ASSETS - 100%		$ 9,594,156
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Gain/(Loss) (000s)
Purchased
Equity Index Contracts
2,439 S&P 500 Index Contracts	Dec. 2002	$ 496,946	$ (43,968)

The face value of futures purchased as a percentage of net assets - 5.2%
Legend
(a) Non-income producing
(b) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $426,383,000 or 4.4% of net assets.

(h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $36,602,000.
(j) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Micron Technology, Inc. 6.5% 9/30/05	7/15/99 - 8/8/02	$ 6,618
Other Information
The composition of credit quality ratings as a percentage of total value of investments in securities is as follows (ratings are unaudited):
Ratings
U.S. Governments	16.6%
AAA, AA, A	6.7%
BBB	6.9%
BB	5.7%
B	7.3%
CCC, CC, C	0.9%
Not rated	0.5%
Equities	48.8%
Short Term	6.6%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $23,522,000 or 0.2% of net assets.

Purchases and sales of securities, other than short-term securities, aggregated $13,213,088,000 and $13,097,644,000, respectively, of which long-term U.S. government and government agency obligations aggregated $5,237,489,000 and $5,467,884,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $340,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,840,000 or 0.1% of net assets.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loans were outstanding amounted to $16,377,000. The weighted average interest rate was 2.23%. At period end there were no bank borrowings outstanding.

Income Tax Information
At September 30, 2002, the fund had a capital loss carryforward of approximately $174,079,000 of which $74,769,000 and $99,310,000 will expire on September 30, 2009 and 2010, respectively.
The fund intends to elect to defer to its fiscal year ending September 30, 2003 approximately $262,280,000 of losses recognized during the period November 1, 2001 to September 30, 2002.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	September 30, 2002

Assets
Investment in securities, at value (including securities loaned of $5,177 and repurchase agreements of $3,815) (cost $10,995,121) - See accompanying schedule		$ 9,885,593
Cash		217
Receivable for investments sold		21,448
Receivable for fund shares sold		4,331
Dividends receivable		6,520
Interest receivable		70,501
Other receivables		43
Total assets		9,988,653

Liabilities
Payable for investments purchased Regular delivery	$ 66,934
Delayed delivery	284,608
Payable for fund shares redeemed	25,058
Accrued management fee	4,457
Payable for daily variation on futures contracts	6,280
Other payables and accrued expenses	1,523
Collateral on securities loaned, at value	5,637
Total liabilities		394,497

Net Assets		$ 9,594,156
Net Assets consist of:
Paid in capital		$ 11,143,204
Undistributed net investment income		27,660
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(423,356)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,153,352)
Net Assets, for 737,596 shares outstanding		$ 9,594,156
Net Asset Value, offering price and redemption price per share ($9,594,156 ÷ 737,596 shares)		$ 13.01

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended September 30, 2002

Investment Income
Dividends		$ 85,105
Interest		368,522
Security lending		33
Total income		453,660

Expenses
Management fee	$ 59,701
Transfer agent fees	22,199
Accounting and security lending fees	982
Non-interested trustees' compensation	35
Custodian fees and expenses	247
Registration fees	69
Audit	144
Legal	78
Interest	2
Miscellaneous	346
Total expenses before reductions	83,803
Expense reductions	(2,263)	81,540
Net investment income (loss)		372,120
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investments	(236,393)
Foreign currency transactions	(7)
Futures contracts	(18,062)
Total net realized gain (loss)		(254,462)
Change in net unrealized appreciation (depreciation) on: Investment securities	(915,245)
Assets and liabilities in foreign currencies	10
Futures contracts	(47,773)
Delayed delivery commitments	(84)
Total change in net unrealized appreciation (depreciation)		(963,092)
Net gain (loss)		(1,217,554)
Net increase (decrease) in net assets resulting from operations		$ (845,434)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended September 30, 2002	Year ended September 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 372,120	$ 440,844
Net realized gain (loss)	(254,462)	(167,168)
Change in net unrealized appreciation (depreciation)	(963,092)	(2,094,098)
Net increase (decrease) in net assets resulting from operations	(845,434)	(1,820,422)
Distributions to shareholders from net investment income	(438,059)	(452,720)
Distributions to shareholders from net realized gain	-	(947,460)
Total distributions	(438,059)	(1,400,180)
Share transactions Net proceeds from sales of shares	1,185,428	1,462,471
Reinvestment of distributions	425,057	1,361,768
Cost of shares redeemed	(1,909,817)	(1,997,106)
Net increase (decrease) in net assets resulting from share transactions	(299,332)	827,133
Total increase (decrease) in net assets	(1,582,825)	(2,393,469)

Net Assets
Beginning of period	11,176,981	13,570,450
End of period (including undistributed net investment income of $27,660 and undistributed net investment income of $109,649, respectively)	$ 9,594,156	$ 11,176,981
Other Information Shares
Sold	79,835	87,562
Issued in reinvestment of distributions	28,192	82,949
Redeemed	(129,948)	(121,002)
Net increase (decrease)	(21,921)	49,509

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 14.72	$ 19.11	$ 17.28	$ 18.24	$ 19.01
Income from Investment Operations
Net investment income (loss) B	.49 D	.59	.61	.54	.61
Net realized and unrealized gain (loss)	(1.62) D	(3.03)	2.53	2.23	.37
Total from investment operations	(1.13)	(2.44)	3.14	2.77	.98
Distributions from net investment income	(.58)	(.61)	(.58)	(.56)	(.64)
Distributions from net realized gain	-	(1.34)	(.73)	(3.17)	(1.11)
Total distributions	(.58)	(1.95)	(1.31)	(3.73)	(1.75)
Net asset value, end of period	$ 13.01	$ 14.72	$ 19.11	$ 17.28	$ 18.24
Total Return A	(8.17)%	(13.63)%	18.73%	16.12%	5.34%
Ratios to Average Net Assets C
Expenses before expense reductions	.75%	.73%	.73%	.75%	.76%
Expenses net of voluntary waivers, if any	.75%	.73%	.73%	.75%	.76%
Expenses net of all reductions	.73%	.71%	.71%	.73%	.74%
Net investment income (loss)	3.31% D	3.51%	3.32%	3.01%	3.19%
Supplemental Data
Net assets, end of period (in millions)	$ 9,594	$ 11,177	$ 13,570	$ 12,223	$ 11,576
Portfolio turnover rate	129%	133%	109%	104%	136%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.02 and decrease net realized and unrealized gain (loss) per share by $.02. Without this change the ratio of net investment income (loss) to average net assets would have been 3.21%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2002

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Asset Manager (the fund) is a fund of Fidelity Charles Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees . A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, prior period premium and discount on debt securities, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 460,308
Unrealized depreciation	(1,587,520)
Net unrealized appreciation (depreciation)	(1,127,212)
Undistributed ordinary income	14,522
Capital loss carryforward	(174,079)
Total Distributable earnings	$ (1,286,769)
Cost for federal income tax purposes	$ 11,012,805

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 438,059

Change in Accounting Principle. Effective October 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $5,135 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on October 1, 2001.

The effect of this change during the period, was to increase net investment income (loss) by $11,683; decrease net unrealized appreciation/depreciation by $8,603; and decrease net realized gain (loss) by $3,080. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies.

Repurchase Agreements. Fidelity Management and Research Company (FMR) has received an Exemptive order from the Securities and Exchange Commission which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption Futures Contracts. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of

Annual Report

2. Operating Policies - continued

Restricted Securities - continued

these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .25% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .53% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $25,194 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

8. Expense Reductions.

Certain security trades were directed to brokers who paid $2,049 of the fund's expenses. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $20 and $194, respectively.

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Charles Street Trust and Shareholders of Fidelity Asset Manager:

We have audited the accompanying statement of assets and liabilities of Fidelity Asset Manager (the Fund), a fund of Fidelity Charles Street Trust, including the portfolio of investments, as of September 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Asset Manager as of September 30, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 8, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 266 funds advised by FMR or an affiliate. Mr. McCoy oversees 268 funds advised by FMR or an affiliate, and Mr. Stavropoulos oversees 231 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1981

President of Asset ManagerSM. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001
Senior Vice President of Asset Manager (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990
Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/
consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991
 Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992
Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997
Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987
Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000
Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously,
Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993
Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition,
Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts, 02109.

Name, Age; Principal Occupation
Bart A. Grenier (43)

Year of Election or Appointment: 2001

Vice President of Asset Manager. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and Group Leader of Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), and Fidelity's Value Group (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Bond Funds (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Name, Age; Principal Occupation
Charles S. Morrison (41)

Year of Election or Appointment: 2002
Vice President of Asset Manager. Mr Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Richard C. Habermann (62)

Year of Election or Appointment: 1996
Vice President of Asset Manager. Mr. Habermann is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Habermann managed a variety of Fidelity funds.

Charles Mangum (38)

Year of Election or Appointment: 2001
Vice President of Asset Manager. Mr. Mangum is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mangum managed a variety of Fidelity funds.

Jeffrey Moore (36)
Year of Election or Appointment: 2002 Vice President of Asset Manager. Prior to assuming his current responsibilities, Mr. Moore served as a fixed-income analyst and portfolio manager.
John Todd (53)

Year of Election or Appointment: 1996
Vice President of Asset Manager. Mr. Todd is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Todd managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Asset Manager. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of Asset Manager. She also serves as Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (56)
Year of Election or Appointment: 1988 Assistant Treasurer of Asset Manager. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Asset Manager. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), Compliance Officer of FMR Corp., and Vice President and an employee of FMR. Previously,
Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002) and Fidelity Management & Research (Far East) (1991-2002).

Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Asset Manager. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of 8.97% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 15%, 25%, 25%, and 25% of the dividends distributed in December, March, June, and September, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Investments Money
Management, Inc.

Fidelity Management & Research

(U.K.) Inc.

Fidelity Management & Research

(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Fidelity's Asset Allocation Funds

Asset ManagerSM

Asset Manager: Aggressive®

Asset Manager: Growth®

Asset Manager: Income®

Fidelity Freedom Funds® -
Income, 2000, 2010, 2020, 2030, 2040

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
(for the deaf and hearing impaired)
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

FAA-ANNPRO-1102 158263
1.764751.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Asset Manager: Aggressive®

Annual Report

September 30, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Market Recap	<Click Here>	An overview of the market's performance and the factors driving it.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of the fund's investments.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The Dow Jones Industrial AverageSM - often used as a gauge of U.S. stock market performance - fell to its lowest point in four years during September 2002. The third quarter was the average's worst three-month stretch since the final quarter of 1987, and the Dow had its worst September since 1937. With equities in disarray, investors flocked to U.S. Treasury bonds, pushing yields of the bellwether 10-year Treasury note to 40-year lows.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. Asset Manager funds are already diversified because they invest in stocks, bonds and short-term and money market instruments, both in the U.S. and overseas. If you have a shorter investment time horizon, you might want to consider moving some of your investment into Asset Manager: Income, which generally has a higher weighting in short-term investments compared with the other Asset Manager funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended September 30, 2002	Past 1 year	Life of fund
Fidelity ® Asset Manager: Aggressive ®	-27.58%	-26.29%
Fidelity Asset Manager: Aggressive Composite	-16.40%	-25.93%
S&P 500 ®	-20.49%	-33.61%
LB Aggregate Bond	8.60%	30.56%
Flexible Portfolio Funds Average	-10.36%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on September 24, 1999. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Fidelity Asset Manager: Aggressive Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM Index (S&P 500®) and the Lehman Brothers® Aggregate Bond Index, weighted according to the fund's neutral mix. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Average Annual Total Returns

Periods ended September 30, 2002	Past 1 year	Life of fund
Fidelity Asset Manager: Aggressive	-27.58%	-9.61%
Fidelity Asset Manager: Aggressive Composite	-16.40%	-9.46%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

Annual Report

Performance - continued

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Asset Manager: Aggressive® on September 24, 1999, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index, Lehman Brothers Aggregate Bond Index and Fidelity Asset Manager: Aggressive Composite Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Market Recap

Investors favored the relative safety typically offered by bond investing during the 12-month period ending September 30, 2002, as a number of negative factors, such as ongoing economic weakness, declining corporate profitability and geopolitical unrest, raised the level of uncertainty about the near-term performance of stocks. Historically, heightened uncertainty has never been a positive influence on stocks, and once again it caused most of the major equity market indexes to decline significantly during the past year. In contrast, investment-grade bonds performed remarkably well.

Stocks: After a year and a half of losses, investors looking for some improvement in the stock market found little relief during the 12-month period. The Standard & Poor's 500SM Index, a benchmark of 500 larger companies, fell 20.49%, while the tech-heavy NASDAQ Composite® Index and the blue-chips' benchmark, the Dow Jones Industrial AverageSM, dropped 21.52% and 12.46%, respectively. Smaller-cap stocks fared slightly better but still proved disappointing, as evidenced by the 9.30% decline in the Russell 2000® Index. A year ago, the outlook for stocks looked particularly dismal in the aftermath of September 11, but the market rebounded surprisingly well as many investors stepped in to scoop up stocks at bargain prices. Expectations for an economic recovery also were heightened after the Federal Reserve Board lowered interest rates in the fourth quarter of 2001 to levels not seen since the 1960s. However, optimism for a sustained market rally was muted by a series of worries that arose in 2002 and lasted throughout the remainder of the period. Among the concerns were slow and uneven economic growth, disappointing corporate earnings, allegations of egregious corporate conduct at many high-profile firms and a series of corporate accounting investigations by the Securities and Exchange Commission that resulted in several earnings restatements, most of which were lower. Also weighing on the market was the possibility of a U.S. war with Iraq and potential future terrorist incidents.

Bonds: Investment-grade bonds sparkled during the one-year period, as the economic recovery stalled and the prospects firmed for a continued favorable interest rate environment. The Lehman Brothers® Aggregate Bond Index, a proxy for taxable-bond performance, returned 8.60%, well ahead of flagging stock markets that incurred yet another round of double-digit declines. Negative sentiment infesting the equity markets boosted demand for bonds, as risk-averse investors sought out safer havens offering some return on their assets. A strong flight to quality in Treasuries and high-quality, higher-yielding government agency securities resulted, as reflected in the stellar performance of the Lehman Brothers U.S. Agency and Treasury indexes, which registered gains of 9.38% and 10.45%, respectively. Meanwhile, the Lehman Brothers Credit Bond Index posted a distant third-place finish, returning 8.19%. While corporates benefited from some economic improvement, eroding investor confidence in the sector, along with widespread credit-quality downgrades and the resulting liquidity crisis, curbed their advances. The Lehman Brothers Mortgage-Backed Securities Index brought up the rear, returning 7.36%. While enjoying lower volatility and reduced prepayment risk for much of the period, mortgage securities retreated during the summer as record-low interest rates triggered another massive refinancing wave, far stronger than the one spawned during the fall of 2001.

Annual Report

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Richard Habermann, Portfolio Manager of Fidelity Asset Manager: Aggressive

Q. How did the fund perform, Dick?

A. For the 12 months ending September 30, 2002, the fund fell 27.58%, while the Fidelity Asset Manager: Aggressive Composite Index declined 16.40% and the Lipper Inc. flexible portfolio funds average lost 10.36%.

Q. Why did the fund struggle during the past year?

A. Disappointing stock and sector selection within the equity subportfolio was primarily responsible for the fund's underperformance, despite having a decent first half of the period. Asset allocation, on the other hand, only detracted slightly from returns. Holding equities to around an 85% neutral weighting on average helped, as stock prices cratered during the spring and summer on disappointing economic and earnings results, as well as growing concerns about corporate mismanagement and geopolitical unrest. Consistent with this cautious stance, I became more heavily invested in bonds. However, within the bond subportfolio, our commitment to high-yield securities hurt fund results. While high-yield bonds benefited from optimism about a potential economic recovery early in the period, their advances were curbed by weak equity markets, widespread credit-quality downgrades and an influx of supply from fallen investment-grade issuers. Despite strong security selection and reducing the high-yield weighting as market conditions deteriorated, we still lost ground to the all-investment-grade bond allocation seen in our composite index, which benefited from the massive flight to quality in Treasuries. In hindsight, I should have moved more toward higher-quality issuers, but the high coupon income was attractive and I didn't expect high-yield bond prices to decline further from already historically low levels.

Q. What factors drove the fund's equity holdings?

A. It was an extremely challenging year, one where nearly every major sector posted double-digit declines. Against that backdrop, the equity subportfolio - managed by Bahaa Fam - trailed the S&P 500 by a considerable margin. Given the fund's aggressive orientation, it tends to have a larger exposure to the more volatile stocks in growth-oriented sectors that Bahaa feels will perform well over an 18- to 24-month horizon. However, that style was ineffective during the second half of the period amid the extreme rotation out of growth stocks. The fund's focus on technology hardware stocks, particularly mid-cap semiconductor companies, hurt the most. We held on to many of our positions given that the economy looked to be improving, semiconductor orders were picking up and the stocks appeared reasonably valued. Uncertainty about the economic recovery re-emerged during the spring and summer, though, as the pickup in end-demand proved weaker than expected. In response, investors sold down chip-related holdings NVIDIA, Teradyne, ASML and Cypress Semiconductor, as well as component maker Vishay Intertechnology. At the same time, we suffered from underweighting more stable, large-cap names, such as Microsoft, which held up relatively well.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What other strategies influenced performance?

A. The other major source of underperformance came from our positioning in health care. Given his concerns about the outlook for many of the large pharmaceutical companies, Bahaa added to the biotechnology holdings he felt presented stronger growth prospects at more reasonable valuations. Unfortunately, even such stocks as MedImmune and IDEC Pharmaceuticals weren't spared amid the ImClone insider-trading scandal and continued downturn in the NASDAQ. The only real bright spot during the period was our strong position in several energy services stocks - particularly oil and natural gas drillers - that seemed undervalued given heightened interest in domestic energy exploration and higher oil prices. Nabors Industries, Noble, BJ Services and ENSCO were top contributors. Some stocks I've mentioned thus far were no longer held at period end.

Q. How did the fund's fixed-income investments fare?

A. Favorable interest rate conditions, a sluggish economy and robust demand translated into strong positive absolute returns for investment-grade bonds. However, since the fund's bond exposure was limited to high yield, the investment-grade portion - managed by Jeff Moore, who took over for Charlie Morrison in April - was not utilized during the period. That said, while lagging the returns provided by the Lehman Brothers Aggregate Bond Index, the fund's high-yield holdings had a positive return and beat their benchmark. Managed by Matt Conti, the high-yield subportfolio avoided several major defaults and credit downgrades. It further benefited from emphasizing higher-quality bonds, while having only limited exposure to speculative securities. Solid security selection in the battered telecommunications and utilities sectors also helped. Still, the performance of the high-yield market paled in comparison to that of investment-grade securities. Finally, as a conservative vehicle, the strategic cash portion of the fund - managed by John Todd - was effective in providing reasonably steady returns to help offset capital market volatility.

Q. What's your outlook?

A. Although sentiment continues to be negative, many stocks are now more reasonably valued on several measures, and companies are entering a period of easier year-over-year earnings comparisons. In addition, the quality of earnings likely has improved. While this represents a more positive environment for higher-risk assets, it's potentially negative for extremely conservative assets, which have flourished of late with geopolitical concerns and the risk of war with Iraq weighing heavily on the market.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Note to shareholders: Effective November 8, 2002, Harry Lange assumed responsibility for managing the fund's equity subportfolio.

Fund Facts

Goal: seeks to maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments and other investments

Fund number: 347

Trading symbol: FAMRX

Start date: September 24, 1999

Size: as of September 30, 2002, more than $150 million

Manager: Richard Habermann, since inception; manager, Fidelity Asset Manager, Fidelity Asset Manager: Growth and Fidelity Asset Manager: Income, since 1996; Fidelity Trend Fund, 1977-1982; Fidelity Magellan Fund, 1972-1977; joined Fidelity in 1968

3

Dick Habermann expands on his outlook:

"Where we go from here has a lot to do with what happens in the fixed-income markets. Despite sharply lower interest rates and an accommodative Federal Reserve Board, investment-grade corporate bonds have come under extreme pressure in recent months, with household-name issuers selling at very large premiums over Treasuries. While this environment has caused high-yield spreads to widen even further than expected, it has also dragged on equity performance. A stronger economy and improved earnings would be necessary to reverse this effect, as fund flows out of government bonds and into corporates could help alleviate the credit crunch and induce firms to invest and hire again, which could help equities. While continued cost cutting should help boost corporate earnings in 2003, it may take some time for demand-driven earnings to rebound. In the meantime, higher pension costs and other reforms, such as stock option expensing, could put a damper on earnings expectations.

"Rarely have bonds outperformed equities for such a prolonged period of time, as investors have sought safe havens. Our approach is to lean against such trends when they become overstretched and when market valuations seem to have reached extreme levels."

Annual Report

Investment Changes

Top Ten Stocks as of September 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Noble Corp.	3.2	4.4
Nabors Industries Ltd.	3.1	4.6
Lehman Brothers Holdings, Inc.	2.9	1.8
Lowe's Companies, Inc.	2.9	4.0
Best Buy Co., Inc.	2.9	3.9
Northrop Grumman Corp.	2.8	0.0
MedImmune, Inc.	2.5	3.9
Teradyne, Inc.	2.4	5.9
Clear Channel Communications, Inc.	2.4	0.0
Vishay Intertechnology, Inc.	2.3	4.3
	27.4
Market Sectors as of September 30, 2002
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	22.8	13.9
Financials	15.8	11.7
Health Care	12.3	11.4
Information Technology	11.9	25.9
Energy	7.3	10.5
Industrials	4.8	3.5
Telecommunication Services	3.2	4.1
Consumer Staples	2.9	4.2
Utilities	1.7	0.0
Materials	0.0	0.9
Asset Allocation (% of fund's net assets)
As of September 30, 2002 *		As of March 31, 2002 **
	Stock Class and Equity Futures 85.3%		Stock Class 87.0%
	Bond Class 13.5%		Bond Class 11.4%
	Short-term Class 1.2%		Short-term Class 1.6%
* Foreign investments	5.3%	** Foreign investments	4.5%

Asset allocations in the pie charts reflect the categorization of assets as defined in the fund's prospectus in effect as of the time periods indicated above. Financial statement categorizations conform to accounting standards and will differ from the pie chart. Percentages are adjusted for the effect of futures contracts, if applicable.

Annual Report

Investments September 30, 2002

Showing Percentage of Net Assets

Common Stocks - 82.7%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 22.8%
Hotels, Restaurants & Leisure - 2.3%
Harrah's Entertainment, Inc. (a)	64,100	$ 3,090,261
International Game Technology (a)	5,800	401,012
		3,491,273
Household Durables - 5.8%
KB Home	29,500	1,440,780
Lennar Corp.	31,500	1,757,070
Ryland Group, Inc.	88,500	3,289,545
Toll Brothers, Inc. (a)	100,700	2,189,218
		8,676,613
Media - 5.3%
Clear Channel Communications, Inc. (a)	102,200	3,551,450
Comcast Corp. Class A (special) (a)	85,100	1,775,186
EchoStar Communications Corp. Class A (a)	36,000	622,800
Fox Entertainment Group, Inc. Class A (a)	91,700	2,020,151
		7,969,587
Specialty Retail - 9.4%
Best Buy Co., Inc. (a)	194,400	4,337,064
Chico's FAS, Inc. (a)	128,800	2,051,784
Circuit City Stores, Inc. - Circuit City Group	52,100	789,315
Lowe's Companies, Inc.	106,600	4,413,240
Williams-Sonoma, Inc. (a)	107,500	2,540,225
		14,131,628
TOTAL CONSUMER DISCRETIONARY		34,269,101
CONSUMER STAPLES - 2.9%
Food & Drug Retailing - 0.7%
Rite Aid Corp. (a)	39,000	81,900
Safeway, Inc. (a)	43,800	976,740
		1,058,640
Food Products - 0.4%
Tyson Foods, Inc. Class A	58,700	682,681
Personal Products - 0.4%
Gillette Co.	20,900	618,640
Tobacco - 1.4%
Philip Morris Companies, Inc.	53,300	2,068,040
TOTAL CONSUMER STAPLES		4,428,001
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - 7.3%
Energy Equipment & Services - 7.3%
ENSCO International, Inc.	60,000	$ 1,502,400
Nabors Industries Ltd. (a)	140,700	4,607,925
Noble Corp. (a)	154,400	4,786,398
		10,896,723
FINANCIALS - 15.8%
Banks - 1.6%
Bank of America Corp.	26,700	1,703,460
Silicon Valley Bancshares (a)	44,200	748,306
		2,451,766
Diversified Financials - 12.7%
Bear Stearns Companies, Inc.	61,000	3,440,400
Citigroup, Inc.	86,000	2,549,900
Eaton Vance Corp. (non-vtg.)	22,000	608,080
Goldman Sachs Group, Inc.	42,400	2,799,672
Household International, Inc.	112,600	3,187,706
J.P. Morgan Chase & Co.	43,900	833,661
Lehman Brothers Holdings, Inc.	90,200	4,424,310
MBNA Corp.	66,500	1,222,270
		19,065,999
Insurance - 1.5%
American International Group, Inc.	13,300	727,510
Radian Group, Inc.	24,600	803,436
XL Capital Ltd. Class A	9,900	727,650
		2,258,596
TOTAL FINANCIALS		23,776,361
HEALTH CARE - 12.3%
Biotechnology - 3.0%
Gilead Sciences, Inc. (a)	22,700	761,131
MedImmune, Inc. (a)	182,100	3,809,532
		4,570,663
Health Care Equipment & Supplies - 2.5%
Baxter International, Inc.	94,700	2,893,085
Biomet, Inc.	28,300	753,629
Boston Scientific Corp. (a)	1,100	34,716
		3,681,430
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - 6.8%
Barr Laboratories, Inc. (a)	54,100	$ 3,369,889
Johnson & Johnson	62,000	3,352,960
Merck & Co., Inc.	66,400	3,035,144
Pharmacia Corp.	12,400	482,112
		10,240,105
TOTAL HEALTH CARE		18,492,198
INDUSTRIALS - 4.8%
Aerospace & Defense - 3.3%
Lockheed Martin Corp.	11,100	717,837
Northrop Grumman Corp.	33,900	4,204,956
		4,922,793
Machinery - 1.5%
Illinois Tool Works, Inc.	13,400	781,622
Ingersoll-Rand Co. Ltd. Class A	43,400	1,494,696
		2,276,318
TOTAL INDUSTRIALS		7,199,111
INFORMATION TECHNOLOGY - 11.9%
Electronic Equipment & Instruments - 3.2%
Flextronics International Ltd. (a)	185,900	1,296,095
Vishay Intertechnology, Inc. (a)	400,400	3,523,520
		4,819,615
Internet Software & Services - 0.1%
Overture Services, Inc. (a)	5,200	122,564
Semiconductor Equipment & Products - 7.9%
Analog Devices, Inc. (a)	63,700	1,254,890
Cypress Semiconductor Corp. (a)	337,100	2,211,376
Fairchild Semiconductor International, Inc. Class A (a)	132,800	1,257,616
Intel Corp.	53,100	737,559
Micron Technology, Inc. (a)	114,800	1,420,076
Novellus Systems, Inc. (a)	65,000	1,352,650
Teradyne, Inc. (a)	375,700	3,606,720
		11,840,887
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - 0.7%
Cadence Design Systems, Inc. (a)	86,600	$ 880,722
Network Associates, Inc. (a)	16,800	178,584
		1,059,306
TOTAL INFORMATION TECHNOLOGY		17,842,372
TELECOMMUNICATION SERVICES - 3.2%
Diversified Telecommunication Services - 2.4%
AT&T Corp.	212,200	2,548,522
BellSouth Corp.	53,900	989,604
		3,538,126
Wireless Telecommunication Services - 0.8%
Nextel Communications, Inc. Class A (a)	164,100	1,238,955
TOTAL TELECOMMUNICATION SERVICES		4,777,081
UTILITIES - 1.7%
Electric Utilities - 1.7%
Edison International (a)	48,500	485,000
FirstEnergy Corp.	37,500	1,120,875
FPL Group, Inc.	12,500	672,500
TXU Corp.	5,300	221,063
		2,499,438
TOTAL COMMON STOCKS (Cost $161,100,875)		124,180,386
Corporate Bonds - 14.0%
	Principal Amount
Convertible Bonds - 0.2%
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
Nextel Communications, Inc. 5.25% 1/15/10	$ 395,000	267,099
Nonconvertible Bonds - 13.8%
CONSUMER DISCRETIONARY - 4.7%
Auto Components - 0.3%
Dana Corp. 6.5% 3/1/09	40,000	34,000
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Auto Components - continued
Delco Remy International, Inc. 11% 5/1/09	$ 110,000	$ 73,700
Dura Operating Corp. 8.625% 4/15/12	50,000	49,250
Goodyear Tire & Rubber Co. 6.625% 12/1/06	20,000	17,400
Intermet Corp. 9.75% 6/15/09	110,000	103,400
Lear Corp. 8.11% 5/15/09	75,000	78,000
Stoneridge, Inc. 11.5% 5/1/12	60,000	60,750
		416,500
Hotels, Restaurants & Leisure - 1.5%
Alliance Gaming Corp. 10% 8/1/07	30,000	31,350
Bally Total Fitness Holding Corp. 9.875% 10/15/07	165,000	145,200
Buffets, Inc. 11.25% 7/15/10 (e)	80,000	80,000
Capstar Hotel Co. 8.75% 8/15/07	10,000	8,100
Chumash Casino & Resort Enterprise 9% 7/15/10 (e)	85,000	87,975
Circus Circus Enterprises, Inc.:
6.45% 2/1/06	70,000	68,250
6.75% 7/15/03	40,000	40,100
Coast Hotels & Casinos, Inc. 9.5% 4/1/09	60,000	63,000
Domino's, Inc. 10.375% 1/15/09	110,000	117,700
Extended Stay America, Inc. 9.875% 6/15/11	50,000	48,500
Friendly Ice Cream Corp. 10.5% 12/1/07	110,000	106,150
Herbst Gaming, Inc. 10.75% 9/1/08	75,000	77,813
HMH Properties, Inc. 7.875% 8/1/05	110,000	105,600
Hollywood Park, Inc. 9.25% 2/15/07	70,000	61,600
ITT Corp.:
6.75% 11/15/05	100,000	98,000
7.375% 11/15/15	120,000	109,200
MGM Mirage, Inc. 8.375% 2/1/11	10,000	10,350
Mirage Resorts, Inc. 7.25% 10/15/06	80,000	81,618
Mohegan Tribal Gaming Authority:
8.125% 1/1/06	120,000	123,600
8.375% 7/1/11	15,000	15,375
8.75% 1/1/09	50,000	52,000
Park Place Entertainment Corp. 7.875% 12/15/05	140,000	142,800
Penn National Gaming, Inc. 8.875% 3/15/10	35,000	34,825
Premier Parks, Inc. 0% 4/1/08 (d)	140,000	114,800
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Resorts International Hotel & Casino, Inc. 11.5% 3/15/09	$ 130,000	$ 113,100
Royal Caribbean Cruises Ltd.:
7.25% 8/15/06	15,000	12,750
8.25% 4/1/05	10,000	9,000
8.75% 2/2/11	20,000	17,100
Sun International Hotels Ltd./Sun International North America, Inc.:
8.875% 8/15/11	75,000	75,000
yankee 8.625% 12/15/07	10,000	10,050
Tricon Global Restaurants, Inc. 8.5% 4/15/06	90,000	94,950
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 11% 6/15/10 (e)	155,000	151,900
		2,307,756
Household Durables - 0.5%
Beazer Homes USA, Inc. 8.375% 4/15/12	40,000	39,900
Champion Enterprises, Inc. 11.25% 4/15/07 (e)	65,000	47,125
D.R. Horton, Inc. 8% 2/1/09	90,000	88,200
Juno Lighting, Inc. 11.875% 7/1/09	125,000	122,500
K. Hovnanian Enterprises, Inc. 8.875% 4/1/12	130,000	117,000
Kaufman & Broad Home Corp. 7.75% 10/15/04	70,000	70,000
Kinetic Concepts, Inc. 9.625% 11/1/07	130,000	122,200
Ryland Group, Inc.:
8% 8/15/06	10,000	10,000
8.25% 4/1/08	25,000	25,000
9.75% 9/1/10	50,000	53,750
Standard Pacific Corp. 9.25% 4/15/12	45,000	42,750
WCI Communities, Inc. 10.625% 2/15/11	70,000	67,900
		806,325
Internet & Catalog Retail - 0.1%
Amazon.com, Inc. 0% 5/1/08 (d)	115,000	106,950
J. Crew Group, Inc. 0% 10/15/08 (d)	140,000	70,000
		176,950
Leisure Equipment & Products - 0.1%
The Hockey Co. 11.25% 4/15/09	65,000	62,400
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - 1.5%
AMC Entertainment, Inc.:
9.5% 3/15/09	$ 20,000	$ 17,600
9.875% 2/1/12	110,000	97,900
American Media Operations, Inc. 10.25% 5/1/09	150,000	156,000
British Sky Broadcasting Group PLC (BSkyB) yankee:
6.875% 2/23/09	45,000	43,425
7.3% 10/15/06	45,000	44,775
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 4/1/11 (d)	80,000	36,800
0% 5/15/11 (d)	85,000	28,050
8.25% 4/1/07	10,000	6,200
8.625% 4/1/09	100,000	62,000
10% 4/1/09	10,000	6,200
Cinemark USA, Inc. 9.625% 8/1/08	205,000	194,750
Comcast Cable Communications, Inc.:
6.2% 11/15/08	20,000	18,500
6.375% 1/30/06	35,000	33,600
6.75% 1/30/11	20,000	18,600
6.875% 6/15/09	80,000	75,600
8.125% 5/1/04	15,000	14,850
Continental Cablevision, Inc. 8.3% 5/15/06	35,000	33,600
Corus Entertainment, Inc. 8.75% 3/1/12	50,000	50,500
CSC Holdings, Inc.:
7.625% 4/1/11	50,000	39,750
9.875% 4/1/23	100,000	74,000
EchoStar DBS Corp.:
9.125% 1/15/09 (e)	60,000	56,400
9.25% 2/1/06	20,000	19,200
9.375% 2/1/09	25,000	24,000
Granite Broadcasting Corp.:
8.875% 5/15/08	20,000	16,900
10.375% 5/15/05	20,000	17,000
Insight Midwest LP/Insight Capital, Inc. 10.5% 11/1/10	60,000	54,000
LBI Media, Inc. 10.125% 7/15/12 (e)	75,000	75,750
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Lenfest Communications, Inc.:
8.375% 11/1/05	$ 10,000	$ 9,800
10.5% 6/15/06	95,000	93,575
Mediacom Broadband LLC/Mediacom Broadband Corp. 11% 7/15/13	80,000	74,400
PanAmSat Corp.:
6% 1/15/03	20,000	19,800
6.125% 1/15/05	70,000	64,400
Pegasus Satellite Communications, Inc.:
0% 3/1/07 (d)	55,000	15,400
12.375% 8/1/06	70,000	30,800
Radio One, Inc. 8.875% 7/1/11	105,000	109,725
Regal Cinemas Corp. 9.375% 2/1/12	110,000	112,200
Satelites Mexicanos SA de CV 6.2569% 6/30/04 (e)(f)	101,000	85,850
Sinclair Broadcast Group, Inc. 8.75% 12/15/07	60,000	61,500
Spanish Broadcasting System, Inc. 9.625% 11/1/09	90,000	91,125
TV Azteca SA de CV yankee 10.5% 2/15/07	85,000	79,475
Yell Finance BV 10.75% 8/1/11	120,000	121,200
		2,285,200
Multiline Retail - 0.1%
Dillard's, Inc.:
6.125% 11/1/03	50,000	49,625
6.39% 8/1/03	120,000	118,200
Saks, Inc. 7.25% 12/1/04	20,000	19,600
		187,425
Specialty Retail - 0.5%
Asbury Automotive Group, Inc. 9% 6/15/12	60,000	54,000
AutoNation, Inc. 9% 8/1/08	70,000	71,400
Gap, Inc.:
5.625% 5/1/03	230,000	225,400
9.9% 12/15/05	35,000	33,775
Hollywood Entertainment Corp. 10.625% 8/15/04	100,000	101,000
Michaels Stores, Inc. 9.25% 7/1/09	70,000	74,200
United Auto Group, Inc. 9.625% 3/15/12 (e)	85,000	84,575
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
United Rentals, Inc.:
8.8% 8/15/08	$ 50,000	$ 40,500
9% 4/1/09	20,000	16,200
		701,050
Textiles Apparel & Luxury Goods - 0.1%
The William Carter Co. 10.875% 8/15/11	90,000	98,550
TOTAL CONSUMER DISCRETIONARY		7,042,156
CONSUMER STAPLES - 0.6%
Beverages - 0.2%
Canandaigua Brands, Inc. 8.625% 8/1/06	70,000	73,850
Constellation Brands, Inc. 8.125% 1/15/12	100,000	101,750
Cott Beverages, Inc. 8% 12/15/11	90,000	92,250
		267,850
Food & Drug Retailing - 0.2%
Great Atlantic & Pacific Tea, Inc. 7.75% 4/15/07	135,000	98,550
Rite Aid Corp.:
6.125% 12/15/08 (e)	45,000	24,750
6.875% 8/15/13	140,000	81,200
7.125% 1/15/07	80,000	54,400
		258,900
Food Products - 0.2%
Corn Products International, Inc. 8.25% 7/15/07	35,000	33,950
Dean Foods Co.:
6.75% 6/15/05	90,000	89,550
6.9% 10/15/17	110,000	97,350
8.15% 8/1/07	80,000	81,200
Del Monte Corp. 9.25% 5/15/11	20,000	19,700
Dole Food Co., Inc.:
6.375% 10/1/05	10,000	9,300
7.25% 5/1/09	40,000	35,200
		366,250
TOTAL CONSUMER STAPLES		893,000
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
ENERGY - 0.9%
Energy Equipment & Services - 0.3%
DI Industries, Inc. 8.875% 7/1/07	$ 125,000	$ 127,500
Grant Prideco, Inc. 9.625% 12/1/07	100,000	105,000
Key Energy Services, Inc. 8.375% 3/1/08	200,000	208,000
		440,500
Oil & Gas - 0.6%
Chesapeake Energy Corp.:
7.875% 3/15/04	220,000	226,050
8.375% 11/1/08	70,000	70,350
Encore Acquisition Co. 8.375% 6/15/12 (e)	20,000	20,200
Forest Oil Corp. 8% 6/15/08	85,000	87,550
Plains Exploration & Production Co. LP 8.75% 7/1/12 (e)	100,000	100,000
Pogo Producing Co. 8.25% 4/15/11	130,000	136,500
Swift Energy Co. 9.375% 5/1/12	25,000	24,000
Teekay Shipping Corp. 8.875% 7/15/11	270,000	279,450
		944,100
TOTAL ENERGY		1,384,600
FINANCIALS - 1.3%
Banks - 0.1%
Sovereign Bancorp, Inc. 10.5% 11/15/06	70,000	78,050
Western Financial Bank 9.625% 5/15/12	110,000	104,500
		182,550
Diversified Financials - 0.7%
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	165,000	167,475
Capital One Financial Corp.:
7.25% 12/1/03	30,000	27,300
7.25% 5/1/06	70,000	60,365
8.75% 2/1/07	20,000	17,000
CMS Energy X-TRAS pass thru trust I 7% 1/15/05	20,000	15,400
Continental Airlines, Inc. pass thru trust certificate 6.9% 1/2/17	38,102	28,957
Dana Credit Corp. 7.25% 12/6/02 (e)	100,000	98,500
Delta Air Lines, Inc. pass thru trust certificate 7.711% 9/18/11	15,000	13,950
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp. 8.5% 6/1/11	$ 105,000	$ 100,275
GATX Financial Corp. 8.875% 6/1/09	75,000	61,500
IOS Capital, Inc. 9.75% 6/15/04	110,000	111,100
Meditrust Exercisable Put Options Securities Trust 7.114% 8/15/04 (e)	20,000	19,875
Millennium America, Inc.:
9.25% 6/15/08	15,000	15,375
9.25% 6/15/08 (e)	80,000	82,000
Northwest Airlines pass thru trust certificate 9.179% 10/1/11	25,482	20,386
SESI LLC 8.875% 5/15/11	100,000	99,500
Stone Container Finance Co. yankee 11.5% 8/15/06 (e)	15,000	15,750
Xerox Capital (Europe) PLC 5.875% 5/15/04	125,000	96,250
Xerox Credit Corp. 6.1% 12/16/03	40,000	33,600
		1,084,558
Real Estate - 0.5%
Corrections Corp. of America 9.875% 5/1/09 (e)	30,000	30,975
iStar Financial, Inc. 8.75% 8/15/08	125,000	125,000
LNR Property Corp.:
9.375% 3/15/08	55,000	54,450
10.5% 1/15/09	30,000	30,600
Meditrust Corp. 7.82% 9/10/26	315,000	315,788
MeriStar Hospitality Corp. 9% 1/15/08	100,000	89,000
Senior Housing Properties Trust 8.625% 1/15/12	110,000	108,350
		754,163
TOTAL FINANCIALS		2,021,271
HEALTH CARE - 0.7%
Health Care Equipment & Supplies - 0.0%
Sybron Dental Specialties, Inc. 8.125% 6/15/12 (e)	20,000	19,800
Health Care Providers & Services - 0.5%
Alderwoods Group, Inc.:
11% 1/2/07	37,700	37,417
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
HEALTH CARE - continued
Health Care Providers & Services - continued
Alderwoods Group, Inc.: - continued
12.25% 1/2/09	$ 75,000	$ 70,500
Columbia/HCA Healthcare Corp. 6.73% 7/15/45	165,000	167,288
Hanger Orthopedic Group, Inc. 10.375% 2/15/09	40,000	42,600
HealthSouth Corp.:
6.875% 6/15/05	60,000	43,800
7% 6/15/08	50,000	32,500
Owen & Minor, Inc. 8.5% 7/15/11	60,000	62,400
PacifiCare Health Systems, Inc. 10.75% 6/1/09	125,000	121,875
Rotech Healthcare, Inc. 9.5% 4/1/12 (e)	40,000	36,800
Vanguard Health Systems, Inc. 9.75% 8/1/11	130,000	131,300
		746,480
Pharmaceuticals - 0.2%
aaiPharma, Inc. 11% 4/1/10	150,000	132,000
Biovail Corp. 7.875% 4/1/10	90,000	89,100
		221,100
TOTAL HEALTH CARE		987,380
INDUSTRIALS - 1.2%
Aerospace & Defense - 0.2%
Alliant Techsystems, Inc. 8.5% 5/15/11	80,000	84,600
BE Aerospace, Inc.:
8% 3/1/08	30,000	21,300
9.5% 11/1/08	40,000	30,600
Sequa Corp.:
8.875% 4/1/08	75,000	67,125
9% 8/1/09	30,000	27,150
Transdigm, Inc. 10.375% 12/1/08	30,000	30,900
		261,675
Airlines - 0.1%
Continental Airlines, Inc. 8% 12/15/05	5,000	2,500
Delta Air Lines, Inc.:
6.65% 3/15/04	55,000	38,500
7.7% 12/15/05	40,000	26,400
8.3% 12/15/29	15,000	6,750
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Airlines - continued
Northwest Airlines, Inc.:
7.625% 3/15/05	$ 50,000	$ 27,500
9.875% 3/15/07	30,000	16,200
		117,850
Building Products - 0.0%
Nortek, Inc. 9.125% 9/1/07	60,000	60,300
Commercial Services & Supplies - 0.3%
Allied Waste North America, Inc.:
7.375% 1/1/04	145,000	143,550
7.625% 1/1/06	30,000	28,500
7.875% 1/1/09	35,000	32,550
10% 8/1/09	40,000	36,800
Browning-Ferris Industries, Inc. 6.375% 1/15/08	25,000	21,750
Iron Mountain, Inc. 8.75% 9/30/09	75,000	75,375
JohnsonDiversey, Inc. 9.625% 5/15/12 (e)	30,000	29,700
		368,225
Industrial Conglomerates - 0.2%
Tyco International Group SA:
6.125% 11/1/08	15,000	12,300
6.875% 1/15/29	25,000	19,125
yankee:
5.8% 8/1/06	230,000	193,200
5.875% 11/1/04	30,000	26,700
6.375% 6/15/05	20,000	17,300
6.375% 2/15/06	55,000	47,300
6.375% 10/15/11	60,000	49,200
		365,125
Machinery - 0.4%
AGCO Corp. 9.5% 5/1/08	100,000	105,000
Dresser, Inc. 9.375% 4/15/11	130,000	125,450
Dunlop Standard Aerospace Holdings PLC 11.875% 5/15/09	160,000	162,400
Navistar International Corp. 9.375% 6/1/06	40,000	38,600
NMHG Holding Co. 10% 5/15/09	50,000	50,500
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Machinery - continued
Terex Corp. 8.875% 4/1/08	$ 110,000	$ 104,500
TriMas Corp. 9.875% 6/15/12 (e)	70,000	70,700
		657,150
Road & Rail - 0.0%
TFM SA de CV 12.5% 6/15/12 (e)	50,000	48,625
TOTAL INDUSTRIALS		1,878,950
INFORMATION TECHNOLOGY - 0.9%
Communications Equipment - 0.1%
Avaya, Inc. 11.125% 4/1/09	145,000	91,350
L-3 Communications Corp. 8% 8/1/08	75,000	78,000
Lucent Technologies, Inc.:
6.5% 1/15/28	35,000	10,675
7.25% 7/15/06	60,000	25,500
		205,525
Computers & Peripherals - 0.1%
Seagate Technology HDD Holdings 8% 5/15/09 (e)	95,000	89,300
Electronic Equipment & Instruments - 0.5%
ChipPAC International Ltd. 12.75% 8/1/09	65,000	63,700
Fisher Scientific International, Inc.:
8.125% 5/1/12	60,000	60,000
9% 2/1/08	125,000	129,375
Flextronics International Ltd.:
9.875% 7/1/10	65,000	65,975
yankee 8.75% 10/15/07	165,000	160,875
Ingram Micro, Inc. 9.875% 8/15/08	130,000	132,600
Solectron Corp.:
7.375% 3/1/06	105,000	81,900
9.625% 2/15/09	105,000	84,000
		778,425
IT Consulting & Services - 0.0%
Unisys Corp.:
7.875% 4/1/08	40,000	38,400
8.125% 6/1/06	15,000	14,588
		52,988
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Office Electronics - 0.1%
Xerox Corp.:
5.5% 11/15/03	$ 80,000	$ 67,200
7.15% 8/1/04	70,000	53,900
9.75% 1/15/09 (e)	75,000	59,250
		180,350
Software - 0.1%
Computer Associates International, Inc. 6.375% 4/15/05	70,000	60,200
TOTAL INFORMATION TECHNOLOGY		1,366,788
MATERIALS - 1.7%
Chemicals - 0.5%
Berry Plastics Corp. 10.75% 7/15/12	125,000	128,750
Georgia Gulf Corp. 10.375% 11/1/07	85,000	90,950
Huntsman International LLC 9.875% 3/1/09 (e)	105,000	105,000
IMC Global, Inc.:
6.55% 1/15/05	75,000	70,875
7.3% 1/15/28	65,000	50,050
7.375% 8/1/18	15,000	10,800
7.625% 11/1/05	40,000	37,800
10.875% 6/1/08	30,000	32,400
11.25% 6/1/11	30,000	32,400
Lyondell Chemical Co.:
9.875% 5/1/07	15,000	13,875
10.875% 5/1/09	45,000	36,900
Methanex Corp. yankee 7.75% 8/15/05	130,000	128,700
OM Group, Inc. 9.25% 12/15/11	50,000	49,250
		787,750
Containers & Packaging - 0.4%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	95,000	69,350
Graphic Packaging Corp. 8.625% 2/15/12	30,000	30,600
Owens-Illinois, Inc.:
7.15% 5/15/05	65,000	59,475
7.35% 5/15/08	10,000	8,700
7.5% 5/15/10	20,000	17,000
7.8% 5/15/18	180,000	144,000
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Containers & Packaging - continued
Owens-Illinois, Inc.: - continued
7.85% 5/15/04	$ 40,000	$ 38,000
8.1% 5/15/07	25,000	23,000
Riverwood International Corp. 10.875% 4/1/08	90,000	90,000
Silgan Holdings, Inc. 9% 6/1/09 (e)	55,000	56,925
		537,050
Metals & Mining - 0.5%
AK Steel Corp. 7.875% 2/15/09	75,000	73,594
Freeport-McMoRan Copper & Gold, Inc. 7.5% 11/15/06	100,000	90,000
Luscar Coal Ltd. 9.75% 10/15/11	60,000	63,600
Oregon Steel Mills, Inc. 10% 7/15/09 (e)	110,000	110,000
P&L Coal Holdings Corp. 9.625% 5/15/08	285,000	298,538
Phelps Dodge Corp.:
8.75% 6/1/11	50,000	50,000
9.5% 6/1/31	95,000	93,100
Steel Dynamics, Inc. 9.5% 3/15/09 (e)	50,000	49,750
		828,582
Paper & Forest Products - 0.3%
Georgia-Pacific Group:
7.5% 5/15/06	55,000	45,650
8.875% 5/15/31	105,000	75,600
9.625% 3/15/22	30,000	26,400
Louisiana-Pacific Corp.:
8.5% 8/15/05	40,000	40,200
10.875% 11/15/08	30,000	31,575
Stone Container Corp.:
8.375% 7/1/12 (e)	90,000	89,550
9.75% 2/1/11	105,000	109,725
		418,700
TOTAL MATERIALS		2,572,082
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.2%
American Cellular Corp. 9.5% 10/15/09	40,000	7,500
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Centennial Cellular Operating Co. LLC/Centennial Finance Corp. 10.75% 12/15/08	$ 195,000	$ 97,500
Cincinnati Bell Telephone Co. 6.3% 12/1/28	70,000	40,600
Tritel PCS, Inc. 10.375% 1/15/11	58,000	52,200
Triton PCS, Inc.:
8.75% 11/15/11	20,000	13,300
9.375% 2/1/11	160,000	112,000
U.S. West Communications 7.2% 11/1/04	40,000	36,400
		359,500
Wireless Telecommunication Services - 0.6%
AirGate PCS, Inc. 0% 10/1/09 (d)	105,000	7,350
American Tower Corp. 9.375% 2/1/09	75,000	45,000
AT&T Wireless Services, Inc. 8.125% 5/1/12	40,000	30,800
Crown Castle International Corp.:
9.375% 8/1/11	195,000	124,800
10.75% 8/1/11	20,000	13,400
Dobson Communications Corp. 10.875% 7/1/10	70,000	51,100
Echostar Broadband Corp. 10.375% 10/1/07	230,000	227,700
Millicom International Cellular SA 13.5% 6/1/06	110,000	32,175
Nextel Communications, Inc.:
0% 10/31/07 (d)	25,000	19,688
0% 2/15/08 (d)	45,000	33,863
9.375% 11/15/09	20,000	15,500
9.5% 2/1/11	35,000	26,775
Nextel Partners, Inc. 0% 2/1/09 (d)	80,000	41,600
Rogers Wireless, Inc. 9.625% 5/1/11	90,000	64,800
Rural Cellular Corp.:
9.625% 5/15/08	20,000	11,000
9.75% 1/15/10	25,000	13,500
VoiceStream Wireless Corp. 0% 11/15/09 (d)	74,000	60,310
		819,361
TOTAL TELECOMMUNICATION SERVICES		1,178,861
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - 1.0%
Electric Utilities - 0.4%
CMS Energy Corp.:
6.75% 1/15/04	$ 30,000	$ 24,900
7.5% 1/15/09	35,000	26,600
7.625% 11/15/04	20,000	16,400
8.9% 7/15/08	30,000	23,100
9.875% 10/15/07	100,000	82,000
Pacific Gas & Electric Co.:
6.25% 8/1/03	160,000	157,600
6.25% 3/1/04	85,000	82,875
Southern California Edison Co.:
5.625% 10/1/02	40,000	39,200
6.25% 6/15/03	20,000	19,750
8.95% 11/3/03	200,000	195,000
		667,425
Gas Utilities - 0.1%
CMS Panhandle Holding Co. 6.125% 3/15/04	45,000	43,650
Transcontinental Gas Pipe Line:
6.125% 1/15/05	20,000	18,400
6.25% 1/15/08	15,000	13,200
8.875% 7/15/12 (e)	80,000	76,800
		152,050
Multi-Utilities & Unregulated Power - 0.5%
Aquila, Inc. 11.875% 7/1/12 (e)	60,000	52,800
Utilicorp United, Inc.:
6.875% 10/1/04	20,000	17,400
7.95% 2/1/11	50,000	37,000
Western Resources, Inc.:
7.875% 5/1/07	140,000	137,200
9.75% 5/1/07	150,000	138,750
Williams Companies, Inc.:
6.5% 8/1/06	120,000	76,800
7.875% 9/1/21	60,000	34,200
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Multi-Utilities & Unregulated Power - continued
Williams Companies, Inc.: - continued
8.125% 3/15/12 (e)	$ 130,000	$ 83,200
9.25% 3/15/04	130,000	97,500
		674,850
TOTAL UTILITIES		1,494,325
TOTAL NONCONVERTIBLE BONDS		20,819,413
TOTAL CORPORATE BONDS (Cost $21,958,845)		21,086,512
U.S. Treasury Obligations - 0.3%

U.S. Treasury Bills, yield at date of purchase 1.65% to 1.66% 12/5/02 (b) (Cost $448,640)	450,000	448,740
Money Market Funds - 4.4%
	Shares
Fidelity Cash Central Fund, 1.86% (c)	3,285,820	3,285,820
Fidelity Securities Lending Cash Central Fund, 1.88% (c)	3,313,479	3,313,479
TOTAL MONEY MARKET FUNDS (Cost $6,599,299)		6,599,299
TOTAL INVESTMENT PORTFOLIO - 101.4% (Cost $190,107,659)		152,314,937
NET OTHER ASSETS - (1.4)%		(2,139,335)
NET ASSETS - 100%		$ 150,175,602
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
Equity Index Contracts
18 S&P 500 Index Contracts	Dec. 2002	$ 3,667,500	$ (333,559)
The face value of futures purchased as a percentage of net assets - 2.4%
Legend
(a) Non-income producing
(b) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $299,160.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,039,825 or 1.4% of net assets.

(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Other Information
The composition of credit quality ratings as a percentage of total value of investments in securities is as follows (ratings are unaudited):
Ratings
AAA, AA, A	0.0%
BBB	0.6%
BB	5.3%
B	7.0%
CCC, CC, C	0.9%
Not rated	0.1%
Equities	83.9%
Short Term	2.2%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Purchases and sales of securities, other than short-term securities, aggregated $560,139,471 and $615,810,538, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $33,083 for the period.
Income Tax Information
At September 30, 2002, the fund had a capital loss carryforward of approximately $144,157,000 of which $153,000 and $144,004,000 will expire on September 30, 2009 and 2010, respectively.
The fund intends to elect to defer to its fiscal year ending September 30, 2003 approximately $47,698,000 of losses recognized during the period November 1, 2001 to September 30, 2002.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2002

Assets
Investment in securities, at value (including securities loaned of $3,283,250) (cost $190,107,659) - See accompanying schedule		$ 152,314,937
Receivable for investments sold		4,561,419
Receivable for fund shares sold		287,855
Dividends receivable		120,705
Interest receivable		565,575
Other receivables		24,553
Total assets		157,875,044

Liabilities
Payable to custodian bank	$ 12,779
Payable for investments purchased	3,602,930
Payable for fund shares redeemed	607,947
Accrued management fee	78,915
Payable for daily variation on futures contracts	46,350
Other payables and accrued expenses	37,042
Collateral on securities loaned, at value	3,313,479
Total liabilities		7,699,442

Net Assets		$ 150,175,602
Net Assets consist of:
Paid in capital		$ 379,992,299
Undistributed net investment income		1,135,394
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(192,825,816)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(38,126,275)
Net Assets, for 22,116,390 shares outstanding		$ 150,175,602
Net Asset Value, offering price and redemption price per share ($150,175,602 ÷ 22,116,390 shares)		$ 6.79

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended September 30, 2002
Investment Income
Dividends		$ 1,075,406
Interest		3,171,675
Security lending		9,737
Total income		4,256,818
Expenses
Management fee	$ 1,415,846
Transfer agent fees	750,781
Accounting and security lending fees	90,890
Non-interested trustees' compensation	864
Custodian fees and expenses	32,554
Registration fees	13,612
Audit	29,304
Legal	1,824
Miscellaneous	16,598
Total expenses before reductions	2,352,273
Expense reductions	(222,123)	2,130,150
Net investment income (loss)		2,126,668
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investments	(59,680,662)
Foreign currency transactions	(8,233)
Futures contracts	198,467
Total net realized gain (loss)		(59,490,428)
Change in net unrealized appreciation (depreciation) on: Investment securities	708,693
Assets and liabilities in foreign currencies	172
Futures contracts	(333,559)
Total change in net unrealized appreciation (depreciation)		375,306
Net gain (loss)		(59,115,122)
Net increase (decrease) in net assets resulting from operations		$ (56,988,454)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended September 30, 2002	Year ended September 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,126,668	$ 6,386,386
Net realized gain (loss)	(59,490,428)	(130,131,309)
Change in net unrealized appreciation (depreciation)	375,306	(44,978,534)
Net increase (decrease) in net assets resulting from operations	(56,988,454)	(168,723,457)
Distributions to shareholders from net investment income	(5,795,162)	(4,182,506)
Distributions to shareholders from net realized gain	-	(19,297,262)
Total distributions	(5,795,162)	(23,479,768)
Share transactions Net proceeds from sales of shares	49,739,631	268,634,415
Reinvestment of distributions	5,616,534	22,867,308
Cost of shares redeemed	(106,713,983)	(400,239,892)
Net increase (decrease) in net assets resulting from share transactions	(51,357,818)	(108,738,169)
Total increase (decrease) in net assets	(114,141,434)	(300,941,394)

Net Assets
Beginning of period	264,317,036	565,258,430
End of period (including undistributed net investment income of $1,135,394 and undistributed net investment income of $4,823,338, respectively)	$ 150,175,602	$ 264,317,036
Other Information Shares
Sold	5,072,668	20,320,180
Issued in reinvestment of distributions	527,374	1,783,719
Redeemed	(11,106,926)	(31,385,745)
Net increase (decrease)	(5,506,884)	(9,281,846)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2002	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.57	$ 15.32	$ 10.22	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.08 G	.20	.19	.01
Net realized and unrealized gain (loss)	(2.64) G	(5.22)	4.98	.21
Total from investment operations	(2.56)	(5.02)	5.17	.22
Distributions from net investment income	(.22)	(.13)	(.02)	-
Distributions from net realized gain	-	(.60)	(.05)	-
Total distributions	(.22)	(.73)	(.07)	-
Net asset value, end of period	$ 6.79	$ 9.57	$ 15.32	$ 10.22
Total Return B, C	(27.58)%	(33.98)%	50.84%	2.20%
Ratios to Average Net Assets F
Expenses before expense reductions	.97%	.89%	.96%	57.49% A
Expenses net of voluntary waivers, if any	.97%	.89%	.96%	1.20% A
Expenses net of all reductions	.88%	.85%	.90%	1.20% A
Net investment income (loss)	.87% G	1.55%	1.32%	4.06% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 150,176	$ 264,317	$ 565,258	$ 3,065
Portfolio turnover rate	240%	255%	338%	0% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period September 24, 1999 (commencement of operations) to September 30, 1999.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

G Effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.01 and decrease net realized and unrealized gain (loss) per share by $.01. Without this change the ratio of net investment income (loss) to average net assets would have been .76%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2002

1. Significant Accounting Policies.

Fidelity Asset Manager: Aggressive (the fund) is a fund of Fidelity Charles Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to differing treatments for futures transactions, foreign currency transactions, prior period premium and discount on debt securities, defaulted bonds, market discount, non-taxable dividends, capital loss carryforwards, and losses deferred due to wash sales, and excise tax regulations.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 3,101,947
Unrealized depreciation	(42,074,058)
Net unrealized appreciation (depreciation)	(38,972,111)
Undistributed ordinary income	1,009,837
Capital loss carryforward	(144,156,861)
Total Distributable earnings	$ (182,119,135)
Cost for federal income tax purposes	$ 191,287,048

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 5,795,162

Change in Accounting Principle. Effective October 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $212,966 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on October 1, 2001.

The effect of this change during the period, was to increase net investment income (loss) by $268,079; decrease net unrealized appreciation/depreciation by $117,367; and decrease net realized gain (loss) by $150,712. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Repurchase Agreements. Fidelity Management and Research Company (FMR) has received an Exemptive order from the Securities and Exchange Commission which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Futures Contracts - continued

instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption Futures Contracts. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .31% of average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $137,280 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $222,123 of the fund's expenses.

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Charles Street Trust and Shareholders of Fidelity Asset Manager: Aggressive:

We have audited the accompanying statement of assets and liabilities of Fidelity Asset Manager: Aggressive (the Fund), a fund of Fidelity Charles Street Trust, including the portfolio of investments, as of September 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Asset Manager: Aggressive as of September 30, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 8, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 266 funds advised by FMR or an affiliate. Mr. McCoy oversees 268 funds advised by FMR or an affiliate, and Mr. Stavropoulos oversees 231 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1981

President of Asset Manager: Aggressive® (1999). Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001
Senior Vice President of Asset Manager: Aggressive (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990
Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/
consulting), Chairman of the Deloitte & Touche Foundation, and a
member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991
Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992
Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997
Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987
Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000
Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993
Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition,
Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Bart A. Grenier (43)

Year of Election or Appointment: 2001

Vice President of Asset Manager: Aggressive. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001) and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Name, Age; Principal Occupation
Charles S. Morrison (41)

Year of Election or Appointment: 2002
Vice President of Asset Manager: Aggressive. Mr Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Bahaa Fam (45)

Year of Election or Appointment: 2001
Vice President of Asset Manager: Aggressive. Mr. Fam is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Fam served as a senior quantitative equity analyst and director of quantitative research for FMR.

Richard C. Habermann (62)

Year of Election or Appointment: 1999
Vice President of Asset Manager: Aggressive. Mr. Habermann is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Habermann managed a variety of Fidelity funds.

Jeffrey Moore (36)
Year of Election or Appointment: 2002 Vice President of Asset Manager: Aggressive. Prior to assuming his current responsibilities, Mr. Moore served as a fixed-income analyst and portfolio manager.
Eric D. Roiter (53)

Year of Election or Appointment: 1999

Secretary of Asset Manager: Aggressive. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of Asset Manager: Aggressive. She also serves as Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (56)
Year of Election or Appointment: 1999 Assistant Treasurer of Asset Manager: Aggressive. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Asset Manager: Aggressive. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), Compliance Officer of FMR Corp., and Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002) and Fidelity Management & Research (Far East) (1991-2002).

Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Asset Manager: Aggressive. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The fund designates 30% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-EarthLink, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH2B
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
2300 Litton Lane - KH2GC
Hebron, KY 41048-9397

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
2300 Litton Lane - KH2GC
Hebron, KY 41048-9397

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Investments Money
Management, Inc.

Fidelity Management & Research

(U.K.) Inc.

Fidelity Management & Research

(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Fidelity's Asset Allocation Funds

Asset ManagerSM

Asset Manager: Aggressive®

Asset Manager: Growth®

Asset Manager: Income®

Fidelity Freedom Funds® -
Income, 2000, 2010, 2020, 2030, 2040

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
(for the deaf and hearing impaired)
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

AGG-ANN-1102 158240
1.728722.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Asset Manager: Growth®

Annual Report

September 30, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Market Recap	<Click Here>	An overview of the market's performance and the factors driving it.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The Dow Jones Industrial AverageSM - often used as a gauge of U.S. stock market performance - fell to its lowest point in four years during September 2002. The third quarter was the average's worst three-month stretch since the final quarter of 1987, and the Dow had its worst September since 1937. With equities in disarray, investors flocked to U.S. Treasury bonds, pushing yields of the bellwether 10-year Treasury note to 40-year lows.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. Asset Manager funds are already diversified because they invest in stocks, bonds and short-term and money market instruments, both in the U.S. and overseas. If you have a shorter investment time horizon, you might want to consider moving some of your investment into Asset Manager: Income, which generally has a higher weighting in short-term investments compared with the other Asset Manager funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended September 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity ® Asset Manager: Growth ®	-13.71%	-1.74%	112.98%
Fidelity Asset Manager: Growth Composite	-12.51%	7.06%	123.77%
S&P 500 ®	-20.49%	-7.88%	136.69%
LB Aggregate Bond	8.60%	45.79%	103.70%
LB 3 Month T-Bill	2.01%	25.84%	57.53%
Flexible Portfolio Funds Average	-10.36%	1.11%	89.77%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Fidelity Asset Manager: Growth Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 SM  Index®, the Lehman Brothers® Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index weighted according to the fund's neutral mix. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended September 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Asset Manager: Growth	-13.71%	-0.35%	7.85%
Fidelity Asset Manager: Growth Composite	-12.51%	1.37%	8.39%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Annual Report

Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Asset Manager: Growth® Fund on September 30, 1992. The chart shows how the value of your investment would have grown, and also shows how the S&P 500® Index, Lehman Brothers Aggregate Bond Index and Fidelity Asset Manager: Growth Composite Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Market Recap

Investors favored the relative safety typically offered by bond investing during the 12-month period ending September 30, 2002, as a number of negative factors, such as ongoing economic weakness, declining corporate profitability and geopolitical unrest, raised the level of uncertainty about the near-term performance of stocks. Historically, heightened uncertainty has never been a positive influence on stocks, and once again it caused most of the major equity market indexes to decline significantly during the past year. In contrast, investment-grade bonds performed remarkably well.

Stocks: After a year and a half of losses, investors looking for some improvement in the stock market found little relief during the 12-month period. The Standard & Poor's 500SM Index, a benchmark of 500 larger companies, fell 20.49%, while the tech-heavy NASDAQ Composite® Index and the blue-chips' benchmark, the Dow Jones Industrial AverageSM, dropped 21.52% and 12.46%, respectively. Smaller-cap stocks fared slightly better but still proved disappointing, as evidenced by the 9.30% decline in the Russell 2000® Index. A year ago, the outlook for stocks looked particularly dismal in the aftermath of September 11, but the market rebounded surprisingly well as many investors stepped in to scoop up stocks at bargain prices. Expectations for an economic recovery also were heightened after the Federal Reserve Board lowered interest rates in the fourth quarter of 2001 to levels not seen since the 1960s. However, optimism for a sustained market rally was muted by a series of worries that arose in 2002 and lasted throughout the remainder of the period. Among the concerns were slow and uneven economic growth, disappointing corporate earnings, allegations of egregious corporate conduct at many high-profile firms and a series of corporate accounting investigations by the Securities and Exchange Commission that resulted in several earnings restatements, most of which were lower. Also weighing on the market was the possibility of a U.S. war with Iraq and potential future terrorist incidents.

Bonds: Investment-grade bonds sparkled during the one-year period, as the economic recovery stalled and the prospects firmed for a continued favorable interest rate environment. The Lehman Brothers® Aggregate Bond Index, a proxy for taxable-bond performance, returned 8.60%, well ahead of flagging stock markets that incurred yet another round of double-digit declines. Negative sentiment infesting the equity markets boosted demand for bonds, as risk-averse investors sought out safer havens offering some return on their assets. A strong flight to quality in Treasuries and high-quality, higher-yielding government agency securities resulted, as reflected in the stellar performance of the Lehman Brothers U.S. Agency and Treasury indexes, which registered gains of 9.38% and 10.45%, respectively. Meanwhile, the Lehman Brothers Credit Bond Index posted a distant third-place finish, returning 8.19%. While corporates benefited from some economic improvement, eroding investor confidence in the sector, along with widespread credit-quality downgrades and the resulting liquidity crisis, curbed their advances. The Lehman Brothers Mortgage-Backed Securities Index brought up the rear, returning 7.36%. While enjoying lower volatility and reduced prepayment risk for much of the period, mortgage securities retreated during the summer as record-low interest rates triggered another massive refinancing wave, far stronger than the one spawned during the fall of 2001.

Annual Report

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Richard Habermann, Portfolio Manager of Fidelity Asset Manager: Growth

Q. How did the fund perform, Dick?

A. For the 12 months ending September 30, 2002, the fund returned -13.71%. During the same period, the Fidelity Asset Manager: Growth Composite Index fell 12.51%, while the flexible portfolio funds average tracked by Lipper Inc. declined 10.36%.

Q. How did your asset-allocation decisions influence fund results?

A. The fund's positioning in equities contributed to relative performance. After favoring stocks during last year's strong fourth-quarter rally, I scaled back early in 2002 to around a 70% neutral weighting, given continued erosion in business fundamentals and growing concerns about corporate mismanagement. The fund benefited from becoming more cautious on equities, as share prices cratered during the spring and summer. Consistent with this cautious stance, I became more overweighted in bonds. However, within the bond subportfolio, our commitment to high-yield securities hurt performance, particularly versus the Lipper peer average. While high-yield bonds benefited from optimism about a potential economic recovery early in the period, their advances were curbed by weak equity markets, widespread credit-quality downgrades and an influx of supply from fallen investment-grade issuers. Despite strong security selection and reducing the high-yield weighting as market conditions deteriorated, we still lost ground to the all-investment-grade bond allocation seen in our composite index, which benefited from the massive flight to quality in Treasuries. In hindsight, I should have moved more toward higher-quality issuers, but the high coupon income was attractive and I didn't expect high-yield bond prices to decline further from already historically low levels.

Q. What factors drove the equity portion of the fund during the period?

A. It was an extremely challenging year, one where nearly every major sector posted double-digit declines. Even companies with solid fundamentals only modestly outperformed the market. Against that backdrop, the fund's equity investments - managed by Charles Mangum - edged the S&P 500, largely due to favorable sector positioning. Shying away from the troubled technology sector helped the most. The fund benefited from underweighting large-cap hardware stocks, such as IBM and Intel, which suffered from high valuations and persistently weak capital spending. Avoiding many of the landmines within the sector also helped, as did an investment in Dell, which delivered positive returns. Several of our consumer-related holdings, including Coca-Cola, Philip Morris and Alberto-Culver, also fared well, due to their defensive nature. Finally, holding defensive financials with little exposure to the capital markets boosted returns, as did our stake in health care services stock Cardinal Health.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What moves didn't work as well?

A. Disappointing security selection among weak pharmaceutical stocks hurt. Bristol-Myers Squibb plunged on patent renewal rejections and a poor success rate for late-stage clinical products. Schering-Plough was another notable detractor in the drug space. We also suffered from becoming more aggressive prematurely, as valuations looked attractive and the economy showed signs of firming during the first quarter of 2002. However, a recovery in corporate earnings failed to materialize and investors continued to reward conservative names, while seemingly punishing everything else. As a result, we were underexposed to more stable consumer names, such as Wal-Mart and Procter & Gamble, which continued to outperform the market. Neither stock was held at period end. We also dipped too early into the telecommunications waters. While we benefited from completely avoiding the WorldCom disaster, we owned regional Bell operating companies BellSouth and Verizon, which extended their yearlong declines.

Q. How did the fund's fixed-income investments fare?

A. Favorable interest rate conditions, a sluggish economy and robust demand from shaken equity investors translated into strong absolute returns for our investment-grade holdings, managed by Jeff Moore - who took over for Charlie Morrison in April. Despite good security selection overall and favorable yield-curve positioning, underweighting strong-performing government bonds hurt performance relative to the index. While we gained a yield advantage from emphasizing corporate bonds and mortgage securities, it couldn't outweigh the dramatic rally in Treasury prices. Owning the right mortgage securities was key, as was good credit analysis and diversification within corporates. While it lagged the returns provided by investment-grade bonds, the fund's high-yield holdings also had a positive return and beat their benchmark. Managed by Matt Conti, the high-yield subportfolio avoided several major defaults and credit downgrades. It further benefited from emphasizing higher-quality bonds, while having only limited exposure to speculative securities. Solid security selection in the battered telecom and utilities sectors also helped. Still, the performance of the high-yield market paled in comparison to that of investment-grade securities. Finally, the strategic cash portion of the fund - managed by John Todd - was effective in providing reasonably steady returns to help offset capital market volatility.

Q. What's your outlook?

A. Although sentiment continues to be negative, many stocks are now more reasonably valued on several measures, and companies are entering a period of easier year-over-year earnings comparisons. In addition, the quality of earnings likely has improved. While this represents a more positive environment for higher-risk assets, it's potentially negative for extremely conservative assets, such as Treasuries, which have flourished of late with geopolitical concerns and the risk of war with Iraq weighing heavily on the market.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fund Facts

Goal: maximum total return over the long term through investing in stocks, bonds and short-term and money market instruments

Fund number: 321

Trading symbol: FASGX

Start date: December 30, 1991

Size: as of September 30, 2002, more than $3.1 billion

Manager: Richard Habermann, since 1996; manager, Fidelity Asset Manager: Aggressive, since 1999; Fidelity Asset Manager and Fidelity Asset Manager: Income, since 1996; Fidelity Trend Fund, 1977- 1982; Fidelity Magellan Fund, 1972-1977; joined Fidelity in 1968

3

Dick Habermann expands on his outlook:

"Where we go from here has a lot to do with what happens in the fixed-income markets. Despite sharply lower interest rates and an accommodative Federal Reserve Board, investment-grade corporate bonds have come under extreme pressure in recent months, with household-name issuers selling at very large premiums over Treasuries. While this environment has caused high-yield spreads to widen even further than expected, it has also dragged on equity performance. A stronger economy and improved earnings would be necessary to reverse this effect, as fund flows out of government bonds and into corporates could help alleviate the credit crunch and induce firms to invest and hire again, which could help equities. While continued cost cutting should help boost corporate earnings in 2003, it may take some time for demand-driven earnings to rebound. In the meantime, higher pension costs and other reforms, such as stock option expensing, could put a damper on earnings expectations.

"Rarely have bonds outperformed equities for such a prolonged period of time, as investors have sought safe havens. Our approach is to lean against such trends when they become overstretched and when market valuations seem to have reached extreme levels."

Annual Report

Investment Changes

Top Ten Stocks as of September 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Cardinal Health, Inc.	5.8	5.1
Clear Channel Communications, Inc.	4.0	3.4
American International Group, Inc.	3.5	2.6
General Electric Co.	3.4	3.2
Fannie Mae	2.6	3.1
Citigroup, Inc.	2.5	2.4
Pfizer, Inc.	2.1	1.5
ConocoPhillips	2.0	1.8
Merrill Lynch & Co., Inc.	1.6	0.6
Merck & Co., Inc.	1.6	0.0
	29.1
Market Sectors as of September 30, 2002
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Financials	15.4	15.9
Health Care	14.2	13.2
Consumer Discretionary	7.5	8.4
Industrials	5.9	6.8
Information Technology	5.3	7.9
Consumer Staples	5.2	7.6
Energy	4.9	3.5
Telecommunication Services	4.2	4.7
Utilities	1.6	0.6
Materials	0.5	0.5
Asset Allocation (% of fund's net assets)

As of September 30, 2002* As of March 31, 2002 **

Asset allocations in the pie charts reflect the categorization of assets as defined in the fund's prospectus in effect as of the time periods indicated above. Financial Statement categorizations conform to accounting standards and will differ from the pie chart. Percentages are adjusted for the effect of futures contracts, if applicable.

Annual Report

Investments September 30, 2002

Showing Percentage of Net Assets

Common Stocks - 64.6%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 7.5%
Auto Components - 0.1%
Dana Corp.	187,800	$ 2,456
Hotels, Restaurants & Leisure - 0.4%
McDonald's Corp.	731,400	12,917
Household Durables - 0.1%
Leggett & Platt, Inc.	110,200	2,181
Media - 5.3%
AOL Time Warner, Inc. (a)	3,496,850	40,913
Clear Channel Communications, Inc. (a)	3,581,709	124,464
Cox Communications, Inc. Class A (a)	67,200	1,652
		167,029
Multiline Retail - 0.2%
Target Corp.	241,700	7,135
Specialty Retail - 1.4%
Home Depot, Inc.	769,500	20,084
Limited Brands, Inc.	360,910	5,175
Lowe's Companies, Inc.	400,400	16,577
Office Depot, Inc. (a)	85,800	1,059
		42,895
Textiles Apparel & Luxury Goods - 0.0%
Arena Brands Holding Corp. Class B	5,556	107
TOTAL CONSUMER DISCRETIONARY		234,720
CONSUMER STAPLES - 5.2%
Beverages - 1.2%
PepsiCo, Inc.	573,705	21,198
The Coca-Cola Co.	346,250	16,606
		37,804
Food & Drug Retailing - 1.8%
Albertson's, Inc.	508,000	12,273
CVS Corp.	1,249,900	31,685
Safeway, Inc. (a)	573,900	12,798
		56,756
Food Products - 0.0%
McCormick & Co., Inc. (non-vtg.)	48,300	1,101
Personal Products - 0.8%
Alberto-Culver Co. Class B	272,970	13,384
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Personal Products - continued
Estee Lauder Companies, Inc. Class A	148,100	$ 4,256
Gillette Co.	218,230	6,460
		24,100
Tobacco - 1.4%
Philip Morris Companies, Inc.	1,105,200	42,882
TOTAL CONSUMER STAPLES		162,643
ENERGY - 4.9%
Energy Equipment & Services - 0.5%
Cooper Cameron Corp. (a)	60,000	2,506
Diamond Offshore Drilling, Inc.	38,400	766
GlobalSantaFe Corp.	230,643	5,155
Halliburton Co.	272,300	3,515
Transocean, Inc.	233,100	4,848
		16,790
Oil & Gas - 4.4%
ChevronTexaco Corp.	480,800	33,295
ConocoPhillips	1,366,121	63,169
Exxon Mobil Corp.	1,249,280	39,852
		136,316
TOTAL ENERGY		153,106
FINANCIALS - 15.3%
Banks - 2.9%
Bank of America Corp.	195,900	12,498
Bank One Corp.	298,400	11,160
Comerica, Inc.	175,100	8,443
FleetBoston Financial Corp.	994,700	20,222
PNC Financial Services Group, Inc.	200,900	8,472
Synovus Financial Corp.	313,900	6,473
Wachovia Corp.	661,277	21,617
		88,885
Diversified Financials - 8.3%
Citigroup, Inc.	2,626,133	77,865
Fannie Mae	1,354,880	80,670
Goldman Sachs Group, Inc.	85,300	5,632
J.P. Morgan Chase & Co.	359,500	6,827
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financials - continued
Merrill Lynch & Co., Inc.	1,536,500	$ 50,628
Morgan Stanley	1,144,600	38,779
		260,401
Insurance - 4.1%
ACE Ltd.	29,400	871
Allmerica Financial Corp.	354,700	4,256
American International Group, Inc.	1,985,500	108,607
Hartford Financial Services Group, Inc.	252,600	10,357
PartnerRe Ltd.	17,800	858
Travelers Property Casualty Corp.:
Class A	108,517	1,432
Class B (a)	222,955	3,017
		129,398
TOTAL FINANCIALS		478,684
HEALTH CARE - 14.2%
Health Care Equipment & Supplies - 0.5%
Baxter International, Inc.	128,900	3,938
C.R. Bard, Inc.	103,800	5,671
Guidant Corp. (a)	229,460	7,414
		17,023
Health Care Providers & Services - 5.8%
Cardinal Health, Inc.	2,893,220	179,949
Pharmaceuticals - 7.9%
Bristol-Myers Squibb Co.	1,926,900	45,860
Eli Lilly & Co.	21,000	1,162
Merck & Co., Inc.	1,086,280	49,654
Pfizer, Inc.	2,291,400	66,496
Pharmacia Corp.	429,200	16,687
Schering-Plough Corp.	2,294,080	48,910
Wyeth	544,700	17,321
		246,090
TOTAL HEALTH CARE		443,062
INDUSTRIALS - 5.9%
Airlines - 0.1%
AMR Corp. (a)	126,300	528
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Airlines - continued
Delta Air Lines, Inc.	136,200	$ 1,265
Southwest Airlines Co.	162,900	2,127
		3,920
Commercial Services & Supplies - 0.8%
Automatic Data Processing, Inc.	102,200	3,553
ChoicePoint, Inc. (a)	269,667	9,611
First Data Corp.	412,500	11,529
		24,693
Industrial Conglomerates - 4.5%
General Electric Co.	4,322,100	106,540
Tyco International Ltd.	2,451,200	34,562
		141,102
Machinery - 0.4%
Ingersoll-Rand Co. Ltd. Class A	276,000	9,505
Parker Hannifin Corp.	35,300	1,349
		10,854
Road & Rail - 0.1%
Burlington Northern Santa Fe Corp.	107,760	2,578
TOTAL INDUSTRIALS		183,147
INFORMATION TECHNOLOGY - 5.3%
Communications Equipment - 0.6%
CIENA Corp. (a)	652,900	1,939
Cisco Systems, Inc. (a)	995,695	10,435
Comverse Technology, Inc. (a)	483,000	3,376
QUALCOMM, Inc. (a)	76,300	2,107
		17,857
Computers & Peripherals - 1.3%
Dell Computer Corp. (a)	1,235,300	29,042
EMC Corp. (a)	677,600	3,097
Hewlett-Packard Co.	575,000	6,710
Sun Microsystems, Inc. (a)	773,800	2,004
		40,853
Electronic Equipment & Instruments - 0.1%
Solectron Corp. (a)	1,450,000	3,060
Internet Software & Services - 0.2%
Yahoo!, Inc. (a)	510,900	4,889
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - 1.5%
Altera Corp. (a)	249,600	$ 2,164
Analog Devices, Inc. (a)	261,500	5,152
Applied Materials, Inc. (a)	177,700	2,052
Intel Corp.	754,500	10,480
KLA-Tencor Corp. (a)	139,800	3,906
LAM Research Corp. (a)	187,875	1,672
Linear Technology Corp.	293,700	6,085
Micron Technology, Inc. (a)	491,400	6,079
Novellus Systems, Inc. (a)	48,000	999
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	507,980	3,226
United Microelectronics Corp. sponsored ADR (a)	958,640	3,384
Xilinx, Inc. (a)	127,000	2,011
		47,210
Software - 1.6%
Adobe Systems, Inc.	218,500	4,173
Computer Associates International, Inc.	726,500	6,974
Microsoft Corp. (a)	789,600	34,537
Network Associates, Inc. (a)	131,000	1,393
VERITAS Software Corp. (a)	208,200	3,054
		50,131
TOTAL INFORMATION TECHNOLOGY		164,000
MATERIALS - 0.5%
Chemicals - 0.1%
E.I. du Pont de Nemours & Co.	41,900	1,511
Monsanto Co.	66,292	1,014
		2,525
Metals & Mining - 0.4%
Alcoa, Inc.	643,300	12,416
TOTAL MATERIALS		14,941
TELECOMMUNICATION SERVICES - 4.2%
Diversified Telecommunication Services - 4.1%
AT&T Corp.	935,600	11,237
BellSouth Corp.	1,257,300	23,084
Qwest Communications International, Inc. (a)	5,706,600	13,011
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
SBC Communications, Inc.	1,766,100	$ 35,499
Verizon Communications, Inc.	1,587,600	43,564
		126,395
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc. Class A (a)	522,800	3,947
TOTAL TELECOMMUNICATION SERVICES		130,342
UTILITIES - 1.6%
Electric Utilities - 1.6%
AES Corp. (a)	308,600	775
FirstEnergy Corp.	725,500	21,685
Southern Co.	439,600	12,652
TXU Corp.	376,600	15,708
		50,820
TOTAL COMMON STOCKS (Cost $2,690,327)		2,015,465
Preferred Stocks - 0.1%

Convertible Preferred Stocks - 0.0%
FINANCIALS - 0.0%
Diversified Financials - 0.0%
AES Trust VII $3.00	167,400	1,824
Nonconvertible Preferred Stocks - 0.1%
FINANCIALS - 0.1%
Insurance - 0.1%
American Annuity Group Capital Trust II $88.75	1,800	1,882
TOTAL PREFERRED STOCKS (Cost $4,208)		3,706
Corporate Bonds - 22.3%
	Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - 2.2%
CONSUMER DISCRETIONARY - 0.3%
Media - 0.2%
EchoStar Communications Corp.:
4.875% 1/1/07	$ 5,180	$ 3,937
5.75% 5/15/08 (g)	2,990	2,243
		6,180
Specialty Retail - 0.1%
Gap, Inc. 5.75% 3/15/09 (g)	3,000	2,946
TOTAL CONSUMER DISCRETIONARY		9,126
HEALTH CARE - 0.4%
Biotechnology - 0.4%
Affymetrix, Inc. 4.75% 2/15/07	13,480	10,700
INFORMATION TECHNOLOGY - 1.0%
Communications Equipment - 0.4%
CIENA Corp. 3.75% 2/1/08	3,340	1,929
Juniper Networks, Inc. 4.75% 3/15/07	14,032	9,326
ONI Systems Corp. 5% 10/15/05	3,110	2,316
		13,571
Electronic Equipment & Instruments - 0.3%
Sanmina-SCI Corp. 4.25% 5/1/04	10,010	8,684
Semiconductor Equipment & Products - 0.3%
Agere Systems, Inc. 6.5% 12/15/09	1,754	842
ASML Holding NV 4.25% 11/30/04 (g)	3,070	2,253
Atmel Corp. 0% 5/23/21	1,910	256
Teradyne, Inc. 3.75% 10/15/06	2,940	2,297
Vitesse Semiconductor Corp. 4% 3/15/05	5,710	4,111
		9,759
Software - 0.0%
BEA Systems, Inc. 4% 12/15/06	480	370
TOTAL INFORMATION TECHNOLOGY		32,384
TELECOMMUNICATION SERVICES - 0.5%
Wireless Telecommunication Services - 0.5%
Nextel Communications, Inc.:
5.25% 1/15/10	8,475	5,731
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Nextel Communications, Inc.: - continued
6% 6/1/11 (g)	$ 3,260	$ 2,351
6% 6/1/11	10,980	7,919
		16,001
TOTAL CONVERTIBLE BONDS		68,211
Nonconvertible Bonds - 20.1%
CONSUMER DISCRETIONARY - 6.3%
Auto Components - 0.3%
DaimlerChrysler North America Holding Corp. 7.2% 9/1/09	195	213
Dana Corp. 6.5% 3/1/09	670	570
Delco Remy International, Inc. 11% 5/1/09	1,250	838
Dura Operating Corp. 8.625% 4/15/12	980	965
Goodyear Tire & Rubber Co. 6.625% 12/1/06	510	444
Intermet Corp. 9.75% 6/15/09	2,115	1,988
Lear Corp. 8.11% 5/15/09	3,055	3,177
Stoneridge, Inc. 11.5% 5/1/12	1,125	1,139
		9,334
Hotels, Restaurants & Leisure - 2.0%
Alliance Gaming Corp. 10% 8/1/07	2,315	2,419
Bally Total Fitness Holding Corp. 9.875% 10/15/07	3,720	3,274
Boyd Gaming Corp. 9.25% 10/1/03	1,880	1,955
Buffets, Inc. 11.25% 7/15/10 (g)	1,765	1,765
Capstar Hotel Co. 8.75% 8/15/07	195	158
Chumash Casino & Resort Enterprise 9% 7/15/10 (g)	1,190	1,232
Circus Circus Enterprises, Inc.:
6.45% 2/1/06	710	692
6.75% 7/15/03	440	441
Coast Hotels & Casinos, Inc. 9.5% 4/1/09	1,250	1,313
Courtyard by Marriott II LP/Courtyard II Finance Co. 10.75% 2/1/08	2,285	2,296
Domino's, Inc. 10.375% 1/15/09	2,340	2,504
Extended Stay America, Inc. 9.875% 6/15/11	950	922
Friendly Ice Cream Corp. 10.5% 12/1/07	2,380	2,297
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Harrah's Operating Co., Inc. 7.875% 12/15/05	$ 1,010	$ 1,067
Herbst Gaming, Inc. 10.75% 9/1/08	1,570	1,629
Hilton Hotels Corp. 7.625% 5/15/08	1,110	1,127
HMH Properties, Inc. 7.875% 8/1/05	1,820	1,747
Hollywood Park, Inc. 9.25% 2/15/07	1,045	920
ITT Corp.:
6.75% 11/15/05	1,090	1,068
7.375% 11/15/15	2,430	2,211
Mandalay Resort Group 10.25% 8/1/07	1,515	1,629
MGM Mirage, Inc. 8.375% 2/1/11	195	202
Mirage Resorts, Inc. 7.25% 10/15/06	1,510	1,541
Mohegan Tribal Gaming Authority:
8% 4/1/12	2,050	2,091
8.125% 1/1/06	3,435	3,538
Park Place Entertainment Corp.:
7.875% 12/15/05	2,130	2,173
7.875% 3/15/10	1,400	1,421
9.375% 2/15/07	1,410	1,505
Penn National Gaming, Inc. 8.875% 3/15/10	730	726
Premier Parks, Inc. 0% 4/1/08 (e)	2,095	1,718
Resorts International Hotel & Casino, Inc. 11.5% 3/15/09	3,030	2,636
Royal Caribbean Cruises Ltd.:
7.25% 8/15/06	235	200
8.25% 4/1/05	160	144
8.75% 2/2/11	315	269
Starwood Hotels & Resorts Worldwide, Inc. 7.375% 5/1/07 (g)	1,130	1,099
Sun International Hotels Ltd./Sun International North America, Inc.:
8.875% 8/15/11	3,435	3,435
yankee 8.625% 12/15/07	680	683
Tricon Global Restaurants, Inc.:
8.5% 4/15/06	2,385	2,516
8.875% 4/15/11	2,300	2,519
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 11% 6/15/10 (g)	3,140	3,077
		64,159
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Household Durables - 0.7%
Beazer Homes USA, Inc. 8.375% 4/15/12	$ 805	$ 803
Champion Enterprises, Inc. 11.25% 4/15/07 (g)	1,385	1,004
D.R. Horton, Inc. 8% 2/1/09	3,810	3,734
Juno Lighting, Inc. 11.875% 7/1/09	2,315	2,269
K. Hovnanian Enterprises, Inc. 8.875% 4/1/12	3,040	2,736
Kaufman & Broad Home Corp. 7.75% 10/15/04	760	760
KB Home 8.625% 12/15/08	1,270	1,257
Kinetic Concepts, Inc. 9.625% 11/1/07	2,070	1,946
Ryland Group, Inc.:
8% 8/15/06	630	630
8.25% 4/1/08	455	455
9.75% 9/1/10	1,510	1,623
Standard Pacific Corp. 9.25% 4/15/12	925	879
WCI Communities, Inc. 10.625% 2/15/11	3,655	3,545
		21,641
Internet & Catalog Retail - 0.1%
Amazon.com, Inc. 0% 5/1/08 (e)	1,940	1,804
J. Crew Group, Inc. 0% 10/15/08 (e)	3,390	1,695
		3,499
Leisure Equipment & Products - 0.1%
Hasbro, Inc.:
5.6% 11/1/05	1,460	1,358
6.15% 7/15/08	520	478
The Hockey Co. 11.25% 4/15/09	1,415	1,358
		3,194
Media - 2.1%
AMC Entertainment, Inc.:
9.5% 3/15/09	730	642
9.875% 2/1/12	2,660	2,367
American Media Operations, Inc. 10.25% 5/1/09	2,620	2,725
AOL Time Warner, Inc.:
6.15% 5/1/07	1,560	1,441
7.625% 4/15/31	2,360	1,968
7.7% 5/1/32	2,165	1,835
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
British Sky Broadcasting Group PLC (BSkyB) yankee:
6.875% 2/23/09	$ 825	$ 796
7.3% 10/15/06	770	766
8.2% 7/15/09	1,070	1,086
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 4/1/11 (e)	1,330	612
0% 5/15/11 (e)	1,670	551
8.25% 4/1/07	1,720	1,066
8.625% 4/1/09	2,050	1,271
9.625% 11/15/09	1,380	856
10% 4/1/09	1,215	753
Cinemark USA, Inc. 9.625% 8/1/08	3,275	3,111
Comcast Cable Communications, Inc.:
6.2% 11/15/08	305	282
6.375% 1/30/06	565	542
6.75% 1/30/11	305	284
6.875% 6/15/09	1,380	1,304
8.125% 5/1/04	190	188
Continental Cablevision, Inc.:
8.3% 5/15/06	870	837
9% 9/1/08	900	873
Corus Entertainment, Inc. 8.75% 3/1/12	980	990
CSC Holdings, Inc.:
7.625% 4/1/11	940	747
7.875% 12/15/07	1,170	989
9.875% 4/1/23	1,435	1,062
EchoStar DBS Corp.:
9.125% 1/15/09 (g)	390	367
9.25% 2/1/06	6,945	6,667
9.375% 2/1/09	465	446
Granite Broadcasting Corp.:
8.875% 5/15/08	300	254
10.375% 5/15/05	310	264
Insight Communications, Inc. 0% 2/15/11 (e)	3,675	1,286
Insight Midwest LP/Insight Capital, Inc. 10.5% 11/1/10	1,340	1,206
Lamar Media Corp. 9.25% 8/15/07	1,040	1,071
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
LBI Media, Inc. 10.125% 7/15/12 (g)	$ 1,605	$ 1,621
Lenfest Communications, Inc.:
8.375% 11/1/05	150	147
10.5% 6/15/06	1,835	1,807
Mediacom Broadband LLC/Mediacom Broadband Corp. 11% 7/15/13	1,990	1,851
News America Holdings, Inc.:
7.7% 10/30/25	950	901
8% 10/17/16	720	779
PanAmSat Corp.:
6% 1/15/03	290	287
6.125% 1/15/05	1,090	1,003
Pegasus Satellite Communications, Inc.:
0% 3/1/07 (e)	4,180	1,170
12.375% 8/1/06	830	365
Radio One, Inc. 8.875% 7/1/11	2,060	2,153
Regal Cinemas Corp. 9.375% 2/1/12	1,520	1,550
Satelites Mexicanos SA de CV 6.2569% 6/30/04 (g)(j)	2,034	1,729
Shaw Communications, Inc.:
7.2% 12/15/11	800	702
8.25% 4/11/10	700	664
Sinclair Broadcast Group, Inc. 8.75% 12/15/07	1,250	1,281
Spanish Broadcasting System, Inc. 9.625% 11/1/09	1,130	1,144
TCI Communications, Inc. 9.8% 2/1/12	465	463
TV Azteca SA de CV yankee 10.5% 2/15/07	1,615	1,510
Yell Finance BV:
0% 8/1/11 (e)	2,190	1,336
10.75% 8/1/11	1,590	1,606
		65,574
Multiline Retail - 0.4%
Dillard's, Inc.:
6.125% 11/1/03	2,545	2,526
6.39% 8/1/03	2,470	2,433
Federated Department Stores, Inc. 6.79% 7/15/27	890	947
JCPenney Co., Inc. 9% 8/1/12 (g)	3,258	3,111
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
Saks, Inc.:
7.25% 12/1/04	$ 190	$ 186
8.25% 11/15/08	870	800
9.875% 10/1/11	1,412	1,370
		11,373
Specialty Retail - 0.5%
Asbury Automotive Group, Inc. 9% 6/15/12	1,320	1,188
AutoNation, Inc. 9% 8/1/08	1,265	1,290
Gap, Inc.:
5.625% 5/1/03	4,690	4,596
9.9% 12/15/05	705	680
Hollywood Entertainment Corp. 10.625% 8/15/04	1,975	1,995
Michaels Stores, Inc. 9.25% 7/1/09	1,030	1,092
PETCO Animal Supplies, Inc. 10.75% 11/1/11	510	541
United Auto Group, Inc. 9.625% 3/15/12 (g)	1,430	1,423
United Rentals, Inc.:
8.8% 8/15/08	800	648
9% 4/1/09	190	154
9.25% 1/15/09	1,700	1,411
		15,018
Textiles Apparel & Luxury Goods - 0.1%
Russell Corp. 9.25% 5/1/10 (g)	1,620	1,669
The William Carter Co. 10.875% 8/15/11	1,470	1,610
		3,279
TOTAL CONSUMER DISCRETIONARY		197,071
CONSUMER STAPLES - 0.8%
Beverages - 0.2%
Canandaigua Brands, Inc. 8.625% 8/1/06	490	517
Constellation Brands, Inc. 8.125% 1/15/12	2,500	2,544
Cott Beverages, Inc. 8% 12/15/11	2,070	2,122
		5,183
Food & Drug Retailing - 0.2%
Delhaize America, Inc.:
7.375% 4/15/06	150	141
8.125% 4/15/11	150	137
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Food & Drug Retailing - continued
Great Atlantic & Pacific Tea, Inc. 7.75% 4/15/07	$ 2,555	$ 1,865
Kroger Co. 6.8% 4/1/11	510	560
Rite Aid Corp.:
6.125% 12/15/08 (g)	745	410
6.875% 8/15/13	2,595	1,505
7.125% 1/15/07	1,495	1,017
7.7% 2/15/27	765	428
		6,063
Food Products - 0.3%
Corn Products International, Inc. 8.25% 7/15/07	715	694
Dean Foods Co.:
6.75% 6/15/05	1,450	1,443
6.9% 10/15/17	1,930	1,708
8.15% 8/1/07	1,000	1,015
Del Monte Corp. 9.25% 5/15/11	3,435	3,383
Dole Food Co., Inc.:
6.375% 10/1/05	150	140
7.25% 5/1/09	1,080	950
		9,333
Tobacco - 0.1%
Philip Morris Companies, Inc. 7% 7/15/05	2,000	2,194
RJ Reynolds Tobacco Holdings, Inc.:
6.5% 6/1/07	945	996
7.25% 6/1/12	400	427
7.75% 5/15/06	320	354
		3,971
TOTAL CONSUMER STAPLES		24,550
ENERGY - 1.0%
Energy Equipment & Services - 0.3%
DI Industries, Inc. 8.875% 7/1/07	2,715	2,769
Grant Prideco, Inc. 9.625% 12/1/07	1,230	1,292
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
ENERGY - continued
Energy Equipment & Services - continued
Key Energy Services, Inc.:
8.375% 3/1/08	$ 2,750	$ 2,860
14% 1/15/09	682	774
		7,695
Oil & Gas - 0.7%
Barrett Resources Corp. 7.55% 2/1/07	115	108
Chesapeake Energy Corp.:
7.875% 3/15/04	2,860	2,939
8.125% 4/1/11	420	420
8.375% 11/1/08	1,295	1,301
9% 8/15/12 (g)	780	800
Clark Refining & Marketing, Inc.:
8.625% 8/15/08	320	272
8.875% 11/15/07	805	652
Encore Acquisition Co. 8.375% 6/15/12 (g)	380	384
Forest Oil Corp.:
8% 6/15/08	1,505	1,550
8% 12/15/11	480	493
Nexen, Inc. 7.875% 3/15/32	900	966
Nuevo Energy Co. 9.5% 6/1/08	1,120	1,120
Petro-Canada 7% 11/15/28	520	548
Plains Exploration & Production Co. LP 8.75% 7/1/12 (g)	1,600	1,600
Pogo Producing Co. 8.25% 4/15/11	2,730	2,867
Swift Energy Co. 9.375% 5/1/12	455	437
Teekay Shipping Corp. 8.875% 7/15/11	4,100	4,244
The Coastal Corp.:
6.2% 5/15/04	200	158
7.75% 10/15/35	45	28
9.625% 5/15/12	535	393
Western Oil Sands, Inc. 8.375% 5/1/12	1,620	1,612
		22,892
TOTAL ENERGY		30,587
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - 3.2%
Banks - 0.5%
Capital One Bank:
6.5% 7/30/04	$ 295	$ 279
6.875% 2/1/06	105	99
Chevy Chase Savings Bank FSB 9.25% 12/1/08	1,020	1,020
Den Danske Bank AS 6.375% 6/15/08 (g)(j)	1,590	1,729
FleetBoston Financial Corp. 7.25% 9/15/05	650	711
MBNA Corp. 6.25% 1/17/07	315	326
PNC Funding Corp. 5.75% 8/1/06	505	538
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (j)	500	554
7.816% 11/29/49	950	1,068
9.118% 3/31/49	235	296
Sovereign Bancorp, Inc.:
8.625% 3/15/04	4,780	4,941
10.5% 11/15/06	2,480	2,765
Western Financial Bank 9.625% 5/15/12	2,015	1,914
		16,240
Diversified Financials - 2.0%
ABN AMRO NA Holding Pfd. Capital Repackage Trust I yankee 6.523% 12/29/49 (f)(g)	1,050	1,063
Ahmanson Capital Trust I 8.36% 12/1/26 (g)	800	875
American Airlines pass thru trust certificate 7.8% 4/1/08	1,200	1,080
American Gen. Finance Corp. 5.875% 7/14/06	1,010	1,085
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	2,635	2,675
Capital One Financial Corp.:
7.25% 12/1/03	535	487
7.25% 5/1/06	1,910	1,647
8.75% 2/1/07	390	332
CIT Group, Inc. 7.75% 4/2/12	400	435
Citigroup, Inc.:
5.625% 8/27/12	650	678
7.25% 10/1/10	2,200	2,521
CMS Energy X-TRAS pass thru trust I 7% 1/15/05	300	231
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
Continental Airlines, Inc. pass thru trust certificate:
6.9% 1/2/17	$ 476	$ 362
6.954% 2/2/11	59	38
7.033% 6/15/11	718	467
8.307% 4/2/18	2,689	2,125
8.312% 10/2/12	161	108
Countrywide Home Loans, Inc. 5.5% 8/1/06	780	819
Dana Credit Corp. 7.25% 12/6/02 (g)	2,155	2,123
Delta Air Lines, Inc. pass thru trust certificate:
7.57% 11/18/10	380	405
7.711% 9/18/11	245	228
Deutsche Telekom International Finance BV 8.25% 6/15/05	400	429
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp. 8.5% 6/1/11	2,750	2,626
Ford Motor Credit Co.:
5.8% 1/12/09	2,445	2,208
7.375% 10/28/09	450	428
GATX Financial Corp. 8.875% 6/1/09	1,610	1,320
General Electric Capital Corp.:
4.625% 9/15/09	800	808
6% 6/15/12	590	636
General Motors Acceptance Corp. 6.875% 9/15/11	2,085	2,032
Goldman Sachs Group, Inc.:
5.7% 9/1/12	485	495
6.6% 1/15/12	400	439
Household Finance Corp.:
6.375% 10/15/11	1,100	1,023
8% 5/9/05	205	214
HSBC Capital Funding LP 9.547% 12/31/49 (f)(g)	1,045	1,265
IOS Capital, Inc. 9.75% 6/15/04	2,850	2,879
J.P. Morgan Chase & Co. 6.625% 3/15/12	650	707
John Hancock Global Funding II 5.625% 6/27/06 (g)	600	645
John Q. Hammons Hotels LP/John Q. Hammons Hotels Corp. III 8.875% 5/15/12	1,290	1,238
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
Lehman Brothers Holdings, Inc. 6.625% 1/18/12	$ 450	$ 493
Meditrust Exercisable Put Options Securities Trust 7.114% 8/15/04 (g)	200	199
Millennium America, Inc. 9.25% 6/15/08	235	241
Morgan Stanley 6.6% 4/1/12	1,140	1,240
NiSource Finance Corp.:
7.625% 11/15/05	190	194
7.875% 11/15/10	2,295	2,359
Northwest Airlines pass thru trust certificate:
7.691% 4/1/17	120	106
9.179% 10/1/11	484	387
Pemex Project Funding Master Trust 9.125% 10/13/10	300	320
Petronas Capital Ltd. 7% 5/22/12 (g)	1,420	1,580
Powergen US Funding LLC 4.5% 10/15/04	480	495
Prime Property Funding II 6.25% 5/15/07	370	395
Qwest Capital Funding, Inc.:
5.875% 8/3/04	820	574
7% 8/3/09	1,035	471
7.25% 2/15/11	470	216
7.75% 8/15/06	1,665	891
Sears Roebuck Acceptance Corp. 6.7% 4/15/12	520	551
SESI LLC 8.875% 5/15/11	1,630	1,622
Sprint Capital Corp.:
6% 1/15/07	780	536
6.875% 11/15/28	400	231
8.75% 3/15/32	560	375
Stone Container Finance Co. yankee 11.5% 8/15/06 (g)	875	919
TIAA Global Markets, Inc. 5% 3/1/07 (g)	345	370
TXU Eastern Funding 6.75% 5/15/09	1,115	1,070
U.S. West Capital Funding, Inc. 6.875% 7/15/28	1,620	632
UBS Preferred Funding Trust 1 8.622% 12/29/49	900	1,076
Verizon Global Funding Corp.:
6.125% 6/15/07	1,000	1,041
7.375% 9/1/12	385	405
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
Verizon Wireless Capital LLC 5.375% 12/15/06 (g)	$ 1,120	$ 1,054
Xerox Capital (Europe) PLC 5.875% 5/15/04	3,630	2,795
Xerox Credit Corp. 6.1% 12/16/03	805	676
		62,690
Insurance - 0.1%
Hartford Financial Services Group, Inc. 4.7% 9/1/07	145	149
Principal Life Global Funding I:
5.125% 6/28/07 (g)	1,600	1,672
6.25% 2/15/12 (g)	360	387
		2,208
Real Estate - 0.6%
AvalonBay Communities, Inc. 5% 8/1/07	395	405
BRE Properties, Inc. 5.95% 3/15/07	895	953
Camden Property Trust 5.875% 6/1/07	455	478
CenterPoint Properties Trust 6.75% 4/1/05	530	572
Corrections Corp. of America 9.875% 5/1/09 (g)	430	444
EOP Operating LP:
6.75% 2/15/08	570	625
6.75% 2/15/12	215	234
7.75% 11/15/07	1,050	1,201
Gables Realty LP 5.75% 7/15/07	200	209
iStar Financial, Inc. 8.75% 8/15/08	2,120	2,120
LNR Property Corp.:
9.375% 3/15/08	2,170	2,148
10.5% 1/15/09	210	214
Mack-Cali Realty LP:
7% 3/15/04	325	343
7.25% 3/15/09	250	280
Meditrust Corp. 7.82% 9/10/26	3,910	3,920
MeriStar Hospitality Corp. 9% 1/15/08	1,490	1,326
Senior Housing Properties Trust 8.625% 1/15/12	2,350	2,315
		17,787
TOTAL FINANCIALS		98,925
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
HEALTH CARE - 0.8%
Health Care Equipment & Supplies - 0.0%
Sybron Dental Specialties, Inc. 8.125% 6/15/12 (g)	$ 345	$ 342
Health Care Providers & Services - 0.6%
Alderwoods Group, Inc.:
11% 1/2/07	702	697
12.25% 1/2/09	1,320	1,241
Columbia/HCA Healthcare Corp. 6.73% 7/15/45	1,890	1,916
Hanger Orthopedic Group, Inc. 10.375% 2/15/09	585	623
HCA, Inc. 7.875% 2/1/11	400	428
HealthSouth Corp.:
6.875% 6/15/05	2,405	1,756
7% 6/15/08	785	510
Owen & Minor, Inc. 8.5% 7/15/11	2,110	2,194
PacifiCare Health Systems, Inc. 10.75% 6/1/09	3,410	3,325
Rotech Healthcare, Inc. 9.5% 4/1/12 (g)	690	635
Triad Hospitals, Inc. 8.75% 5/1/09	2,075	2,179
Vanguard Health Systems, Inc. 9.75% 8/1/11	3,790	3,828
		19,332
Pharmaceuticals - 0.2%
aaiPharma, Inc. 11% 4/1/10	3,550	3,124
Biovail Corp. 7.875% 4/1/10	1,870	1,851
		4,975
TOTAL HEALTH CARE		24,649
INDUSTRIALS - 1.5%
Aerospace & Defense - 0.2%
Alliant Techsystems, Inc. 8.5% 5/15/11	1,485	1,570
BE Aerospace, Inc.:
8% 3/1/08	530	376
9.5% 11/1/08	740	566
Raytheon Co. 8.2% 3/1/06	600	657
Sequa Corp.:
8.875% 4/1/08	1,725	1,544
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Aerospace & Defense - continued
Sequa Corp.: - continued
9% 8/1/09	$ 470	$ 425
Transdigm, Inc. 10.375% 12/1/08	540	556
		5,694
Airlines - 0.1%
Continental Airlines, Inc. 8% 12/15/05	280	140
Delta Air Lines, Inc.:
6.65% 3/15/04	1,265	886
7.7% 12/15/05	660	436
8.3% 12/15/29	1,005	452
8.54% 1/2/07	427	321
10.14% 8/14/12	280	204
Northwest Airlines, Inc.:
7.625% 3/15/05	1,250	688
9.875% 3/15/07	550	297
		3,424
Building Products - 0.0%
Nortek, Inc. 9.125% 9/1/07	1,040	1,045
Commercial Services & Supplies - 0.4%
Allied Waste North America, Inc.:
7.375% 1/1/04	1,390	1,376
7.625% 1/1/06	2,000	1,900
7.875% 1/1/09	670	623
10% 8/1/09	1,710	1,573
Browning-Ferris Industries, Inc. 6.375% 1/15/08	2,080	1,810
Iron Mountain, Inc. 8.75% 9/30/09	3,000	3,015
JohnsonDiversey, Inc. 9.625% 5/15/12 (g)	1,495	1,480
		11,777
Industrial Conglomerates - 0.3%
Tyco International Group SA:
6.125% 11/1/08	210	172
6.25% 6/15/13	865	826
6.875% 1/15/29	470	360
yankee:
5.8% 8/1/06	3,515	2,953
5.875% 11/1/04	470	418
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Industrial Conglomerates - continued
Tyco International Group SA: - continued
yankee:
6.375% 6/15/05	$ 315	$ 272
6.375% 2/15/06	1,985	1,707
6.375% 10/15/11	1,180	968
6.75% 2/15/11	2,195	1,811
		9,487
Machinery - 0.5%
AGCO Corp.:
8.5% 3/15/06	260	255
9.5% 5/1/08	1,530	1,607
Dresser, Inc. 9.375% 4/15/11	3,025	2,919
Dunlop Standard Aerospace Holdings PLC 11.875% 5/15/09	5,015	5,090
Navistar International Corp. 9.375% 6/1/06	1,280	1,235
NMHG Holding Co. 10% 5/15/09	880	889
Terex Corp.:
Series D, 8.875% 4/1/08	650	621
8.875% 4/1/08	1,600	1,520
TriMas Corp. 9.875% 6/15/12 (g)	1,370	1,384
		15,520
Road & Rail - 0.0%
TFM SA de CV 12.5% 6/15/12 (g)	860	836
TOTAL INDUSTRIALS		47,783
INFORMATION TECHNOLOGY - 1.4%
Communications Equipment - 0.2%
Avaya, Inc. 11.125% 4/1/09	2,595	1,635
L-3 Communications Corp. 8% 8/1/08	1,710	1,778
Lucent Technologies, Inc.:
6.5% 1/15/28	750	229
7.25% 7/15/06	1,135	482
Motorola, Inc.:
6.5% 11/15/28	335	254
8% 11/1/11	345	341
		4,719
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 0.1%
Compaq Computer Corp. 7.65% 8/1/05	$ 490	$ 541
Hewlett-Packard Co. 5.5% 7/1/07	525	543
NCR Corp. 7.125% 6/15/09 (g)	765	826
Seagate Technology HDD Holdings 8% 5/15/09 (g)	1,820	1,711
		3,621
Electronic Equipment & Instruments - 0.5%
ChipPAC International Ltd. 12.75% 8/1/09	1,055	1,034
Fisher Scientific International, Inc.:
8.125% 5/1/12	1,295	1,295
9% 2/1/08	3,760	3,892
Flextronics International Ltd.:
9.875% 7/1/10	1,015	1,030
yankee 8.75% 10/15/07	3,605	3,515
Ingram Micro, Inc. 9.875% 8/15/08	1,630	1,663
Millipore Corp. 7.5% 4/1/07	1,030	968
Solectron Corp.:
7.375% 3/1/06	2,150	1,677
9.625% 2/15/09	2,160	1,728
		16,802
IT Consulting & Services - 0.2%
Anteon Corp. 12% 5/15/09	2,346	2,487
Unisys Corp.:
7.875% 4/1/08	700	672
8.125% 6/1/06	2,000	1,945
		5,104
Office Electronics - 0.1%
Xerox Corp.:
5.5% 11/15/03	1,305	1,096
7.15% 8/1/04	1,020	785
9.75% 1/15/09 (g)	1,210	956
		2,837
Semiconductor Equipment & Products - 0.3%
Amkor Technology, Inc. 9.25% 5/1/06	1,970	1,340
Fairchild Semiconductor Corp.:
10.375% 10/1/07	2,955	3,014
10.5% 2/1/09	440	453
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
Micron Technology, Inc. 6.5% 9/30/05 (h)(k)	$ 5,000	$ 4,275
ON Semiconductor Corp./Semiconductor Components Industries LLC 12% 5/15/08 (g)	1,240	781
		9,863
Software - 0.0%
Computer Associates International, Inc. 6.375% 4/15/05	1,295	1,114
TOTAL INFORMATION TECHNOLOGY		44,060
MATERIALS - 2.3%
Chemicals - 0.7%
Berry Plastics Corp. 10.75% 7/15/12	2,535	2,611
Foamex LP/Foamex Capital Corp. 10.75% 4/1/09 (g)	1,930	1,718
Georgia Gulf Corp. 10.375% 11/1/07	1,545	1,653
Huntsman International LLC 9.875% 3/1/09 (g)	2,130	2,130
IMC Global, Inc.:
6.55% 1/15/05	1,215	1,148
7.3% 1/15/28	1,170	901
7.375% 8/1/18	240	173
7.625% 11/1/05	625	591
10.875% 6/1/08	400	432
11.25% 6/1/11	440	475
International Specialty Holdings, Inc. 10.625% 12/15/09	2,090	1,881
Lyondell Chemical Co.:
9.625% 5/1/07	1,370	1,260
9.875% 5/1/07	400	370
10.875% 5/1/09	795	652
Methanex Corp. yankee 7.75% 8/15/05	2,430	2,406
OM Group, Inc. 9.25% 12/15/11	2,550	2,512
		20,913
Containers & Packaging - 0.6%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	2,665	1,945
Graphic Packaging Corp. 8.625% 2/15/12	450	459
Jefferson Smurfit Corp. U.S. 8.25% 10/1/12 (g)	1,560	1,552
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
MATERIALS - continued
Containers & Packaging - continued
Owens-Brockway Glass Container, Inc. 8.875% 2/15/09	$ 2,165	$ 2,170
Owens-Illinois, Inc.:
7.15% 5/15/05	2,015	1,844
7.35% 5/15/08	390	339
7.5% 5/15/10	460	391
7.8% 5/15/18	3,360	2,688
7.85% 5/15/04	1,290	1,226
8.1% 5/15/07	845	777
Riverwood International Corp.:
10.625% 8/1/07	780	796
10.875% 4/1/08	2,500	2,500
Silgan Holdings, Inc. 9% 6/1/09 (g)	1,095	1,133
		17,820
Metals & Mining - 0.6%
AK Steel Corp. 7.875% 2/15/09	1,570	1,541
Falconbridge Ltd. 7.35% 6/5/12	740	792
Freeport-McMoRan Copper & Gold, Inc. 7.5% 11/15/06	1,945	1,751
Luscar Coal Ltd. 9.75% 10/15/11	730	774
Oregon Steel Mills, Inc. 10% 7/15/09 (g)	2,420	2,420
P&L Coal Holdings Corp. 9.625% 5/15/08	7,670	8,034
Phelps Dodge Corp.:
8.75% 6/1/11	2,220	2,220
9.5% 6/1/31	1,820	1,784
Steel Dynamics, Inc. 9.5% 3/15/09 (g)	870	866
		20,182
Paper & Forest Products - 0.4%
Boise Cascade Corp. 7.68% 3/29/06	705	725
Georgia-Pacific Group:
7.5% 5/15/06	1,700	1,411
8.125% 5/15/11	2,135	1,708
8.875% 5/15/31	2,740	1,973
9.625% 3/15/22	640	563
Louisiana-Pacific Corp.:
8.5% 8/15/05	690	693
10.875% 11/15/08	470	495
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
MATERIALS - continued
Paper & Forest Products - continued
Stone Container Corp.:
8.375% 7/1/12 (g)	$ 1,990	$ 1,980
9.75% 2/1/11	3,145	3,287
		12,835
TOTAL MATERIALS		71,750
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 0.7%
American Cellular Corp. 9.5% 10/15/09	805	151
AT&T Corp.:
6% 3/15/09	375	338
6.5% 3/15/29	2,915	2,419
Centennial Cellular Operating Co. LLC/Centennial Finance Corp. 10.75% 12/15/08	3,605	1,803
Cincinnati Bell Telephone Co. 6.3% 12/1/28	1,190	690
Citizens Communications Co.:
8.5% 5/15/06	700	672
9.25% 5/15/11	435	431
France Telecom SA:
8.7% 3/1/06	300	319
9.25% 3/1/11	200	218
Koninklijke KPN NV yankee:
8% 10/1/10	1,100	1,216
8.375% 10/1/30	250	277
Qwest Corp. 8.875% 3/15/12 (g)	1,620	1,409
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	1,385	1,388
Telefonica Europe BV 7.75% 9/15/10	450	486
Telefonos de Mexico SA de CV 8.25% 1/26/06	1,310	1,367
Teleglobe Canada, Inc. yankee:
7.2% 7/20/09 (d)	440	11
7.7% 7/20/29 (d)	85	2
TELUS Corp. 8% 6/1/11	1,790	1,369
Tritel PCS, Inc. 10.375% 1/15/11	562	506
Triton PCS, Inc.:
8.75% 11/15/11	1,110	738
9.375% 2/1/11	3,085	2,160
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
U.S. West Communications:
5.65% 11/1/04	$ 530	$ 456
6.875% 9/15/33	1,610	1,095
7.2% 11/1/04	1,635	1,488
		21,009
Wireless Telecommunication Services - 0.5%
AirGate PCS, Inc. 0% 10/1/09 (e)	1,915	134
American Tower Corp. 9.375% 2/1/09	1,720	1,032
AT&T Wireless Services, Inc.:
7.875% 3/1/11	665	512
8.125% 5/1/12	2,790	2,148
8.75% 3/1/31	545	392
Crown Castle International Corp.:
9.375% 8/1/11	1,910	1,222
10.75% 8/1/11	560	375
Dobson Communications Corp. 10.875% 7/1/10	995	726
Echostar Broadband Corp. 10.375% 10/1/07	3,015	2,985
Millicom International Cellular SA 13.5% 6/1/06	1,845	540
Nextel Communications, Inc.:
0% 10/31/07 (e)	475	374
9.375% 11/15/09	400	310
9.5% 2/1/11	550	421
Nextel Partners, Inc. 0% 2/1/09 (e)	2,230	1,160
Rogers Wireless, Inc. 9.625% 5/1/11	4,005	2,884
Rural Cellular Corp.:
9.625% 5/15/08	225	124
9.75% 1/15/10	470	254
VoiceStream Wireless Corp.:
0% 11/15/09 (e)	1,284	1,046
10.375% 11/15/09	964	988
		17,627
TOTAL TELECOMMUNICATION SERVICES		38,636
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - 1.6%
Electric Utilities - 0.9%
Allegheny Energy Supply Co. LLC 8.25% 4/15/12 (g)	$ 1,275	$ 743
Avon Energy Partners Holdings 6.46% 3/4/08 (g)	1,320	1,368
CMS Energy Corp.:
6.75% 1/15/04	2,550	2,117
7.5% 1/15/09	1,115	847
7.625% 11/15/04	355	291
8.5% 4/15/11	340	255
8.9% 7/15/08	665	512
9.875% 10/15/07	1,825	1,497
Constellation Energy Group, Inc. 6.35% 4/1/07	405	417
Dominion Resources, Inc.:
6.25% 6/30/12	640	693
8.125% 6/15/10	450	523
Duke Capital Corp. 6.75% 2/15/32	500	430
FirstEnergy Corp. 6.45% 11/15/11	1,025	964
Illinois Power Co. 7.5% 6/15/09	550	448
Israel Electric Corp. Ltd. 7.75% 12/15/27 (g)	570	536
Pacific Gas & Electric Co.:
6.25% 8/1/03	1,535	1,512
6.25% 3/1/04	2,985	2,910
6.75% 10/1/23	1,190	1,047
8.25% 11/1/22	2,340	2,176
9.625% 11/1/05 (g)	1,700	1,632
PSI Energy, Inc. 6.65% 6/15/06	755	801
Public Service Co. of Colorado 7.875% 10/1/12 (g)	395	395
Reliant Energy Resources Corp. 8.125% 7/15/05	600	542
Southern California Edison Co.:
5.625% 10/1/02	670	657
6.25% 6/15/03	165	163
8.95% 11/3/03	3,545	3,456
Southern Power Co. 6.25% 7/15/12 (g)	455	494
Southwestern Public Service Co. 5.125% 11/1/06	500	466
TECO Energy, Inc.:
6.125% 5/1/07	615	570
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Electric Utilities - continued
TECO Energy, Inc.: - continued
7% 5/1/12	$ 1,085	$ 973
Texas Utilities Co. 6.375% 1/1/08	130	125
		29,560
Gas Utilities - 0.2%
CMS Panhandle Holding Co. 6.125% 3/15/04	725	703
Columbia Energy Group 6.8% 11/28/05	190	189
Consolidated Natural Gas Co. 6.85% 4/15/11	255	279
El Paso Energy Corp. 7.75% 1/15/32	265	170
Kinder Morgan Energy Partners LP 7.125% 3/15/12	260	290
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (g)	575	643
Sempra Energy 7.95% 3/1/10	910	985
Tennessee Gas Pipeline Co. 7.625% 4/1/37	1,020	775
Texas Eastern Transmission Corp.:
5.25% 7/15/07	155	162
7% 7/15/32	765	809
Transcontinental Gas Pipe Line:
6.125% 1/15/05	385	354
6.25% 1/15/08	195	172
8.875% 7/15/12 (g)	1,350	1,296
		6,827
Multi-Utilities & Unregulated Power - 0.5%
Aquila, Inc. 11.875% 7/1/12 (g)	1,055	928
Calpine Corp. 8.5% 2/15/11	2,285	960
Utilicorp United, Inc.:
6.875% 10/1/04	395	344
7.95% 2/1/11	1,005	744
Western Resources, Inc.:
7.875% 5/1/07	2,310	2,264
9.75% 5/1/07	2,905	2,687
Williams Companies, Inc.:
6.5% 8/1/06	2,110	1,350
7.125% 9/1/11	2,850	1,767
7.5% 1/15/31	815	440
7.875% 9/1/21	945	539
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Multi-Utilities & Unregulated Power - continued
Williams Companies, Inc.: - continued
8.125% 3/15/12 (g)	$ 2,250	$ 1,440
9.25% 3/15/04	2,260	1,695
		15,158
TOTAL UTILITIES		51,545
TOTAL NONCONVERTIBLE BONDS		629,556
TOTAL CORPORATE BONDS (Cost $726,663)		697,767
U.S. Government and Government Agency Obligations - 2.6%

U.S. Government Agency Obligations - 0.4%
Fannie Mae:
3% 6/15/04	4,160	4,233
5.25% 6/15/06	975	1,057
6.25% 2/1/11	4,700	5,220
7.25% 5/15/30	675	850
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		11,360
U.S. Treasury Obligations - 2.2%
U.S. Treasury Bills, yield at date of purchase 1.62% to 1.69% 10/3/02 (i)	10,925	10,924
U.S. Treasury Bonds:
5.25% 2/15/29	11,850	12,614
11.75% 2/15/10	1,000	1,224
U.S. Treasury Notes:
4.375% 5/15/07	19,202	20,725
5.5% 1/31/03	15,904	16,114
5.5% 5/15/09	6,820	7,785
TOTAL U.S. TREASURY OBLIGATIONS		69,386
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $78,963)		80,746
U.S. Government Agency - Mortgage Securities - 3.3%
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - 1.6%
5.5% 10/1/17 (h)	$ 3,500	$ 3,603
5.5% 1/1/32	750	759
6% 1/1/09 to 9/1/32	15,167	15,724
6% 10/1/32 (h)	294	302
6.5% 5/1/23 to 7/1/32	14,636	15,189
6.5% 10/1/32 (h)	3,670	3,801
7% 12/1/24 to 12/1/28	4,846	5,075
7.5% 5/1/27 to 10/1/29	3,669	3,878
7.5% 10/1/32 (h)	1,356	1,432
8% 6/1/10	15	16
TOTAL FANNIE MAE		49,779
Freddie Mac - 0.1%
7.5% 4/1/22 to 11/1/30	1,613	1,705
8% 7/1/25 to 4/1/27	293	314
TOTAL FREDDIE MAC		2,019
Government National Mortgage Association - 1.6%
6% 6/15/08 to 9/15/10	567	601
6.5% 9/15/08 to 8/15/32	41,511	43,377
7% 1/15/28 to 7/15/32	5,295	5,565
7.5% 10/15/22 to 8/15/28	1,222	1,306
8% 5/15/25 to 3/15/30	367	395
8.5% 10/15/29 to 4/15/30	634	687
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		51,931
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $99,484)		103,729
Asset-Backed Securities - 0.5%

Amortizing Residential Collateral Trust:
2.16% 8/25/32 (j)	1,982	1,980
2.6138% 10/25/32 (j)	1,550	1,542
7% 6/25/32	169	168
BankAmerica Manufactured Housing Contract Trust V 6.2% 4/10/09	162	162
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Capital One Master Trust:
4.55% 2/15/08	$ 1,800	$ 1,866
4.9% 3/15/10	1,180	1,245
Capital One Multi-Asset Execution Trust 2.48% 7/15/08 (h)(j)	600	597
CIT Marine Trust 5.8% 4/15/10	352	356
Citibank Credit Card Master Trust I 5.75% 2/15/06	420	441
CSFB Nims Trust:
8% 8/1/32	840	821
8% 8/27/32	173	168
Ford Credit Auto Owner Trust 5.71% 9/15/05	335	355
Household Private Label Credit Card Master Note Trust I 5.5% 1/18/11	100	109
Long Beach Asset Holdings Corp. Nim Trust 9.05% 5/25/32 (g)	495	490
MBNA Credit Card Master Note Trust 3.9% 11/15/07	1,900	1,969
Morgan Stanley Dean Witter Capital I Trust:
10% 1/25/32 (g)	321	321
10% 2/25/32 (g)	419	419
10% 4/25/32 (g)	248	249
10% 5/25/32 (g)	246	246
Sears Credit Account Master Trust II 7.5% 11/15/07	650	687
UAF Auto Grantor Trust 6.1% 1/15/03 (g)	107	107
TOTAL ASSET-BACKED SECURITIES (Cost $14,053)		14,298
Collateralized Mortgage Obligations - 0.1%

Private Sponsor - 0.0%
Credit-Based Asset Servicing and Securitization LLC weighted average coupon Series 1997-2 Class 2B, 7.0245% 12/29/25 (g)(j)	391	193
U.S. Government Agency - 0.1%
Fannie Mae:
planned amortization class Series 1999-54 Class PH, 6.5% 11/18/29	800	851
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency - continued
Fannie Mae: - continued
REMIC planned amortization class Series 1999-57 Class PH, 6.5% 12/25/29	$ 700	$ 750
Freddie Mac Multi-class Mortgage Ctfs. of Prtn. guaranteed REMIC planned amoritization class Series 2444 Class PF, 6.5% 8/15/27	2,300	2,407
TOTAL U.S. GOVERNMENT AGENCY		4,008
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $4,008)		4,201
Commercial Mortgage Securities - 0.8%

Asset Securitization Corp.:
sequential pay Series 1995-MD4 Class A1, 7.1% 8/13/29	459	506
Series 1997-D5 Class PS1, 1.4810% 2/14/43 (b)(j)	3,789	291
Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 4.3797% 8/1/24 (g)(j)	1,900	1,349
CBM Funding Corp. sequential pay Series 1996-1:
Class A3PI, 7.08% 11/1/07	942	1,026
Class B, 7.48% 2/1/08	770	873
COMM sequential pay Series 1999-1 Class A2, 6.455% 5/15/32	275	309
CS First Boston Mortgage Securities Corp.:
Series 1997-C2 Class D, 7.27% 1/17/35	1,275	1,411
Series 1998-C1 Class D, 7.17% 5/17/40	175	191
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 6/15/31	1,420	1,508
DLJ Commercial Mortgage Corp. sequential pay Series 1999-CG2 Class A1A, 6.88% 6/10/32	1,063	1,172
Equitable Life Assurance Society of the United States Series 174:
Class B1, 7.33% 5/15/06 (g)	1,200	1,350
Class C1, 7.52% 5/15/06 (g)	1,000	1,118
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 8.169% 4/29/39 (g)(j)	$ 1,800	$ 1,555
FMAC Loan Receivables Trust weighted average coupon Series 1997-A Class E, 0% 4/15/19 (d)(g)(j)	500	0
GAFCO Franchisee Loan Trust Series 1998-1 Class D, 13.5% 6/1/16 (g)(j)	1,650	1,247
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 1996-C1 Class F, 7.86% 11/15/06 (g)	750	779
Ginnie Mae guaranteed Multi-family REMIC pass thru securities sequential pay Series 2002-26 Class C, 6.0213% 2/16/24 (j)	500	544
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.97% 4/13/31 (j)	1,750	1,728
J.P. Morgan Commercial Mortgage Finance Corp. sequential pay Series 1998-C6 Class A3, 6.613% 1/15/30	900	1,008
LTC Commercial Mortgage pass thru certificates:
sequential pay Series 1998-1 Class A, 6.029% 5/30/30 (g)	933	989
Series 1996-1 Class E, 9.16% 4/15/28	500	413
Penn Mutual Life Insurance Co./Penn Insurance & Annuity Co. Series 1996-PML:
Class K, 7.9% 11/15/26 (g)	1,750	1,352
Class L, 7.9% 11/15/26 (g)	1,300	806
Structured Asset Securities Corp. Series 1996-CFL Class E, 7.75% 2/25/28	500	511
Thirteen Affiliates of General Growth Properties, Inc. Series 1:
Class D2, 6.992% 11/15/07 (g)	1,410	1,542
Class E2, 7.224% 11/15/07 (g)	840	910
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $23,651)		24,488
Foreign Government and Government Agency Obligations - 0.2%

Chilean Republic:
5.625% 7/23/07	815	850
7.125% 1/11/12	1,180	1,270
Polish Government 6.25% 7/3/12	1,275	1,383
Foreign Government and Government Agency Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
United Mexican States:
7.5% 1/14/12	$ 840	$ 851
8% 9/24/22	700	666
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $4,847)		5,020
Supranational Obligations - 0.0%

Corporacion Andina de Fomento 6.875% 3/15/12 (Cost $257)	260	278
Floating Rate Loans - 0.3%

FINANCIALS - 0.3%
Diversified Financials - 0.3%
Nextel Finance Co.:
Tranche B term loan 5.1875% 6/30/08 (j)	5,120	4,429
Tranche C term loan 5.4375% 12/31/08 (j)	5,120	4,429
		8,858
MATERIALS - 0.0%
Chemicals - 0.0%
Lyondell Chemical Co. sr. secured Tranche E term loan 6.185% 5/17/06 (j)	335	333
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Broadwing, Inc. Tranche B term loan 4.5529% 12/30/06 (j)	1,134	907
TOTAL FLOATING RATE LOANS (Cost $10,602)		10,098
Money Market Funds - 5.6%
	Shares
Fidelity Cash Central Fund, 1.86% (c)	163,084,303	163,084
Fidelity Money Market Central Fund, 1.91% (c)	8,056,119	8,056
Fidelity Securities Lending Cash Central Fund, 1.88% (c)	3,205,129	3,205
TOTAL MONEY MARKET FUNDS (Cost $174,345)		174,345
Cash Equivalents - 0.1%
	Maturity Amount (000s)	Value (Note 1) (000s)
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.73%, dated 9/30/02 due 10/1/02) (Cost $3,370)	$ 3,370	$ 3,370
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $3,834,778)		3,137,511
NET OTHER ASSETS - (0.5)%		(15,175)
NET ASSETS - 100%		$ 3,122,336
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Gain/(Loss) (000s)
Purchased
Equity Index Contracts
715 S&P 500 Index Contracts	Dec. 2002	$ 145,681	$ (12,889)

The face value of futures purchased as a percentage of net assets - 4.7%
Legend
(a) Non-income producing
(b) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $92,065,000 or 2.9% of net assets.

(h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $10,749,000.
(j) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Micron Technology, Inc. 6.5% 9/30/05	7/15/99 - 9/12/02	$ 4,192
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Ratings
U.S. Governments	5.7%
AAA, AA, A	2.0%
BBB	2.8%
BB	7.3%
B	9.8%
CCC, CC, C	1.4%
Not rated	0.7%
Equities	69.0%
Short-Term	1.3%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Purchases and sales of securities, other than short-term securities, aggregated $3,686,354,000 and $3,789,364,000, respectively, of which long-term U.S. government and government agency obligations aggregated $494,939,000 and $472,358,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $168,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,275,000 or 0.1% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $7,119,000. The weighted average interest rate was 2.19%. Interest expense includes $2,000 paid under the interfund lending program. At period end there were no interfund loans outstanding.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $5,933,000. The weighted average interest rate was 2.05%. Interest expense includes $1,000 paid under the bank borrowing program. At period end there were no bank borrowings outstanding.

The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $10,098,000 or 0.3% of net assets.
Income Tax Information
At September 30, 2002, the fund had a capital loss carryforward of approximately $452,142,000 of which $74,519,000 and $377,623,000 will expire on September 30, 2009 and 2010, respectively.
The fund intends to elect to defer to its fiscal year ending September 30, 2003, approximately $205,222,000 of losses recognized during the period November 1, 2001 to September 30, 2002.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	September 30, 2002

Assets
Investment in securities, at value (including securities loaned of $3,017 and repurchase agreements of $3,370) (cost $3,834,778) - See accompanying schedule		$ 3,137,511
Cash		30
Receivable for investments sold		9,882
Receivable for fund shares sold		3,002
Dividends receivable		3,089
Interest receivable		19,569
Other receivables		15
Total assets		3,173,098

Liabilities
Payable for investments purchased Regular delivery	$ 23,498
Delayed delivery	10,612
Payable for fund shares redeemed	9,343
Accrued management fee	1,611
Payable for daily variation on futures contracts	1,841
Other payables and accrued expenses	652
Collateral on securities loaned, at value	3,205
Total liabilities		50,762

Net Assets		$ 3,122,336
Net Assets consist of:
Paid in capital		$ 4,413,627
Undistributed net investment income		77,713
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(658,851)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(710,153)
Net Assets, for 276,260 shares outstanding		$ 3,122,336
Net Asset Value, offering price and redemption price per share ($3,122,336 ÷ 276,260 shares)		$ 11.30

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended September 30, 2002

Investment Income
Dividends		$ 41,586
Interest		96,113
Security lending		45
Total income		137,744
Expenses
Management fee	$ 22,632
Transfer agent fees	8,825
Accounting and security lending fees	630
Non-interested trustees' compensation	12
Custodian fees and expenses	101
Registration fees	53
Audit	69
Legal	26
Interest	3
Miscellaneous	141
Total expenses before reductions	32,492
Expense reductions	(1,124)	31,368
Net investment income (loss)		106,376
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investments	(225,616)
Foreign currency transactions	(2)
Futures contracts	(9,294)
Total net realized gain (loss)		(234,912)
Change in net unrealized appreciation (depreciation) on: Investment securities	(351,815)
Assets and liabilities in foreign currencies	1
Futures contracts	(13,535)
Delayed delivery commitments	(17)
Total change in net unrealized appreciation (depreciation)		(365,366)
Net gain (loss)		(600,278)
Net increase (decrease) in net assets resulting from operations		$ (493,902)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended September 30, 2002	Year ended September 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 106,376	$ 120,989
Net realized gain (loss)	(234,912)	(421,909)
Change in net unrealized appreciation (depreciation)	(365,366)	(770,440)
Net increase (decrease) in net assets resulting from operations	(493,902)	(1,071,360)
Distributions to shareholders from net investment income	(120,566)	(118,203)
Distributions to shareholders from net realized gain	-	(657,869)
Total distributions	(120,566)	(776,072)
Share transactions Net proceeds from sales of shares	451,259	546,826
Reinvestment of distributions	118,338	761,688
Cost of shares redeemed	(748,639)	(801,481)
Net increase (decrease) in net assets resulting from share transactions	(179,042)	507,033
Total increase (decrease) in net assets	(793,510)	(1,340,399)

Net Assets
Beginning of period	3,915,846	5,256,245
End of period (including undistributed net investment income of $77,713 and undistributed net investment income of $100,960, respectively)	$ 3,122,336	$ 3,915,846
Other Information Shares
Sold	33,085	34,311
Issued in reinvestment of distributions	8,287	48,546
Redeemed	(55,646)	(50,892)
Net increase (decrease)	(14,274)	31,965

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 13.48	$ 20.33	$ 19.05	$ 18.80	$ 19.97
Income from Investment Operations
Net investment income (loss) B	.37 D	.42	.48	.46	.49
Net realized and unrealized gain (loss)	(2.13) D	(4.25)	2.35	2.82	.49
Total from investment operations	(1.76)	(3.83)	2.83	3.28	.98
Distributions from net investment income	(.42)	(.46)	(.45)	(.35)	(.40)
Distributions from net realized gain	-	(2.56)	(1.10)	(2.68)	(1.75)
Total distributions	(.42)	(3.02)	(1.55)	(3.03)	(2.15)
Net asset value, end of period	$ 11.30	$ 13.48	$ 20.33	$ 19.05	$ 18.80
Total Return A	(13.71) %	(20.93)%	15.50%	18.37%	5.33%
Ratios to Average Net Assets C
Expenses before expense reductions	.84%	.81%	.80%	.83%	.84%
Expenses net of voluntary waivers, if any	.84%	.81%	.80%	.83%	.84%
Expenses net of all reductions	.81%	.78%	.77%	.80%	.80%
Net investment income (loss)	2.73% D	2.62%	2.46%	2.38%	2.49%
Supplemental Data
Net assets, end of period (in millions)	$ 3,122	$ 3,916	$ 5,256	$ 5,051	$ 4,537
Portfolio turnover rate	101%	143%	197%	101%	150%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.03 and decrease net realized and unrealized gain (loss) per share by $.03. Without this change the ratio of net investment income (loss) to average net assets would have been 2.53%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2002

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Asset Manager: Growth (the fund) is a fund of Fidelity Charles Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

are primarily due to futures transactions, foreign currency transactions, prior period premium and discount on debt securities, defaulted bonds, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 97,542	|
Unrealized depreciation	(803,304)
Net unrealized appreciation (depreciation)	(705,762)
Undistributed ordinary income	71,835
Capital loss carryforward	(452,142)
Total Distributable earnings	$ (1,086,069)
Cost for federal income tax purposes	$ 3,843,273

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 120,566	|

Change in Accounting Principle. Effective October 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $4,871 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on October 1, 2001.

The effect of this change during the period, was to increase net investment income (loss) by $7,922; decrease net unrealized appreciation/ depreciation by $5,074; and decrease net realized gain (loss) by $2,848. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Repurchase Agreements. Fidelity Management and Research Company (FMR) has received an Exemptive order from the Securities and Exchange Commission which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Repurchase Agreements - continued

paper and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption Futures Contracts. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

2. Operating Policies - continued

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .23% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Central Funds - continued

capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $3,781 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

8. Expense Reductions.

Certain security trades were directed to brokers who paid $1,028 of the fund's expenses. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $16 and $80, respectively.

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Charles Street Trust and Shareholders of Fidelity Asset Manager: Growth:

We have audited the accompanying statement of assets and liabilities of Fidelity Asset Manager: Growth (the Fund), a fund of Fidelity Charles Street Trust, including the portfolio of investments, as of September 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Asset Manager: Growth as of September 30, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 8, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 266 funds advised by FMR or an affiliate. Mr. McCoy oversees 268 funds advised by FMR or an affiliate, and Mr. Stavropoulos oversees 231 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for the Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1981

President of Asset Manager: Growth®. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)*

Year of Election or Appointment: 2001
Senior Vice President of Asset Manager: Growth (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990
Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991
Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992
Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997
Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987
Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000
Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993
Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Bart A. Grenier (43)

Year of Election or Appointment: 2001

Vice President of Asset Manager: Growth. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001) and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Charles S. Morrison (41)

Year of Election or Appointment: 2002
Vice President of Asset Manager: Growth. Mr Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Richard C. Habermann (62)

Year of Election or Appointment: 1996
Vice President of Asset Manager: Growth. Mr. Habermann is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Habermann managed a variety of Fidelity funds.

Charles Mangum (38)

Year of Election or Appointment: 2001
Vice President of Asset Manager: Growth. Mr. Mangum is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mangum managed a variety of Fidelity funds.

Jeffrey Moore (36)
Year of Election or Appointment: 2002 Vice President of Asset Manager: Growth. Prior to assuming his current responsibilities, Mr. Moore served as a fixed-income analyst and portfolio manager.
John Todd (53)

Year of Election or Appointment: 1996
Vice President of Asset Manager: Growth. Mr. Todd is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Todd managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Asset Manager: Growth. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of Asset Manager: Growth. She also serves as Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (56)
Year of Election or Appointment: 1991 Assistant Treasurer of Asset Manager: Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Asset Manager: Growth. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), Compliance Officer of FMR Corp., and Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002) and Fidelity Management & Research (Far East) (1991-2002).

Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Asset Manager: Growth. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The fund designates 31% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-EarthLink, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Investments
Money Management, Inc.

Fidelity Management & Research

(U.K.) Inc.

Fidelity Management & Research

(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Fidelity's Asset Allocation Funds

Asset ManagerSM

Asset Manager: Aggressive®

Asset Manager: Growth®

Asset Manager: Income®

Fidelity Freedom Funds® -
Income, 2000, 2010, 2020, 2030, 2040

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
(for the deaf and hearing impaired)
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

AMG-ANN-1102 158239
1.537733.105

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Asset Manager: Income®

Annual Report

September 30, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Market Recap	<Click Here>	An overview of the market's performance and the factors driving it.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The Dow Jones Industrial AverageSM - often used as a gauge of U.S. stock market performance - fell to its lowest point in four years during September 2002. The third quarter was the average's worst three-month stretch since the final quarter of 1987, and the Dow had its worst September since 1937. With equities in disarray, investors flocked to U.S. Treasury bonds, pushing yields of the bellwether 10-year Treasury note to 40-year lows.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. Asset Manager funds are already diversified because they invest in stocks, bonds and short-term and money market instruments, both in the U.S. and overseas. If you have a shorter investment time horizon, you might want to consider moving some of your investment into Asset Manager: Income, which generally has a higher weighting in short-term investments compared with the other Asset Manager funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended September 30, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity ® Asset Manager: Income ®	-0.92%	20.47%	93.30%
Fidelity Asset Manager: Income Composite	0.52%	29.18%	n/a*
S&P 500 ®	-20.49%	-7.88%	137.54%
LB Aggregate Bond	8.60%	45.79%	102.67%
LB 3 Month T-Bill	2.01%	25.84%	n/a*
Income Funds Average	-3.75%	13.89%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on October 1, 1992. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Fidelity Asset Manager: Income Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 SM Index, the Lehman Brothers® Aggregate Bond Index and the Lehman Brothers® 3 Month Treasury Bill Index, weighted according to the fund's neutral mix. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended September 30, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Asset Manager: Income	-0.92%	3.79%	6.81%
Fidelity Asset Manager: Income Composite	0.52%	5.25%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

Annual Report

Performance - continued

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity ® Asset Manager: Income® Fund on October 31, 1992, shortly after the fund started. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index, Lehman Brothers Aggregate Bond Index and Fidelity Asset Manager: Income Composite Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell you shares, they could be worth more or less than what you paid for them.

Annual Report

Market Recap

Investors favored the relative safety typically offered by bond investing during the 12-month period ending September 30, 2002, as a number of negative factors, such as ongoing economic weakness, declining corporate profitability and geopolitical unrest, raised the level of uncertainty about the near-term performance of stocks. Historically, heightened uncertainty has never been a positive influence on stocks, and once again it caused most of the major equity market indexes to decline significantly during the past year. In contrast, investment-grade bonds performed remarkably well.

Stocks: After a year and a half of losses, investors looking for some improvement in the stock market found little relief during the 12-month period. The Standard & Poor's 500SM Index, a benchmark of 500 larger companies, fell 20.49%, while the tech-heavy NASDAQ Composite® Index and the blue-chips' benchmark, the Dow Jones Industrial AverageSM, dropped 21.52% and 12.46%, respectively. Smaller-cap stocks fared slightly better but still proved disappointing, as evidenced by the 9.30% decline in the Russell 2000® Index. A year ago, the outlook for stocks looked particularly dismal in the aftermath of September 11, but the market rebounded surprisingly well as many investors stepped in to scoop up stocks at bargain prices. Expectations for an economic recovery also were heightened after the Federal Reserve Board lowered interest rates in the fourth quarter of 2001 to levels not seen since the 1960s. However, optimism for a sustained market rally was muted by a series of worries that arose in 2002 and lasted throughout the remainder of the period. Among the concerns were slow and uneven economic growth, disappointing corporate earnings, allegations of egregious corporate conduct at many high-profile firms and a series of corporate accounting investigations by the Securities and Exchange Commission that resulted in several earnings restatements, most of which were lower. Also weighing on the market was the possibility of a U.S. war with Iraq and potential future terrorist incidents.

Bonds: Investment-grade bonds sparkled during the one-year period, as the economic recovery stalled and the prospects firmed for a continued favorable interest rate environment. The Lehman Brothers® Aggregate Bond Index, a proxy for taxable-bond performance, returned 8.60%, well ahead of flagging stock markets that incurred yet another round of double-digit declines. Negative sentiment infesting the equity markets boosted demand for bonds, as risk-averse investors sought out safer havens offering some return on their assets. A strong flight to quality in Treasuries and high-quality, higher-yielding government agency securities resulted, as reflected in the stellar performance of the Lehman Brothers U.S. Agency and Treasury indexes, which registered gains of 9.38% and 10.45%, respectively. Meanwhile, the Lehman Brothers Credit Bond Index posted a distant third-place finish, returning 8.19%. While corporates benefited from some economic improvement, eroding investor confidence in the sector, along with widespread credit-quality downgrades and the resulting liquidity crisis, curbed their advances. The Lehman Brothers Mortgage-Backed Securities Index brought up the rear, returning 7.36%. While enjoying lower volatility and reduced prepayment risk for much of the period, mortgage securities retreated during the summer as record-low interest rates triggered another massive refinancing wave, far stronger than the one spawned during the fall of 2001.

Annual Report

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Richard Habermann, Portfolio Manager of Fidelity Asset Manager: Income

Q. How did the fund perform, Dick?

A. For the one-year period that ended September 30, 2002, the fund returned -0.92%. During the same period, the income funds average tracked by Lipper Inc. fell 3.75%, while the Fidelity Asset Manager: Income Composite Index was up 0.52%.

Q. How did your asset-allocation decisions influence fund results?

A. The fund's positioning in equities contributed to relative performance. After favoring stocks during last year's strong fourth-quarter rally, I scaled back early in 2002 to around a 20% neutral weighting, given continued erosion in business fundamentals and growing concerns about corporate mismanagement. The fund benefited from becoming more cautious on equities, as share prices cratered during the spring and summer on waning investor confidence. Consistent with this cautious stance, I became more overweighted in bonds. However, within the bond subportfolio, our commitment to high-yield securities hurt performance. While high-yield bonds benefited from optimism about a potential economic recovery early in the period, their advances were curbed by weak equity markets, widespread credit-quality downgrades and an influx of supply from fallen investment-grade issuers. Despite strong security selection and reducing the high-yield weighting as market conditions deteriorated, we still lost ground to the all-investment-grade bond allocation seen in our composite index, which benefited from the massive flight to quality in Treasuries. In hindsight, I should have moved more toward higher-quality issuers, but the high coupon income was attractive and I didn't expect high-yield bond prices to decline further from already historically low levels.

Q. What drove the fixed-income portion of the fund?

A. Favorable interest rate conditions, a sluggish economy and robust demand from shaken equity investors translated into strong absolute returns for our investment-grade holdings, managed by Jeff Moore - who took over for Charlie Morrison in April. Despite good security selection overall and favorable yield-curve positioning, underweighting strong-performing government bonds hurt performance relative to the index. While we gained a yield advantage from emphasizing corporate bonds and mortgage securities, it couldn't outweigh the dramatic rally in Treasury prices. Good credit analysis and diversification helped us dodge some of the severe credit problems that plagued several corporate issuers. Overweighting real estate, bank and foreign government agency issues also helped. Within mortgages, we focused on securities less susceptible to prepayment, which helped amid the period's two massive refinancing waves. While it lagged the returns provided by investment-grade bonds, the fund's high-yield holdings also had a positive return and beat their benchmark. Managed by Matt Conti, the high-yield subportfolio avoided several key defaults and credit downgrades. It further benefited from emphasizing higher-quality bonds, while having only limited exposure to speculative securities. Solid security selection in the battered telecom and utilities sectors also helped. Finally, the strategic cash portion of the fund - managed by John Todd - was effective in providing reasonably steady returns to help offset capital market volatility.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. How did the fund's equity investments fare?

A. It was an extremely challenging year, one where nearly every major sector posted double-digit declines. Even companies with solid fundamentals only modestly outperformed the market. Against that backdrop, the fund's equity investments - managed by Charles Mangum - edged the S&P 500, largely due to favorable sector positioning. Underweighting troubled technology stocks helped the most, particularly large-cap hardware names, such as IBM and Intel, which suffered from high valuations and persistently weak capital spending. IBM was no longer held at period end. Avoiding landmines within the sector also helped, as did holding Dell, which delivered positive returns. Several defensive, consumer-related holdings, including Coca-Cola, Philip Morris and Alberto-Culver, also fared well. Finally, holding defensive financials with little exposure to the capital markets boosted returns, as did our stake in health care services stock Cardinal Health.

Q. What moves didn't work as well?

A. Disappointing security selection among weak pharmaceutical stocks hurt. Bristol-Myers Squibb plunged on patent renewal rejections and a poor success rate for late-stage clinical products. Schering-Plough was another notable detractor in the drug space. We also suffered from becoming more aggressive prematurely, as valuations looked attractive and the economy showed signs of firming during the first quarter of 2002. However, a recovery in corporate earnings failed to materialize and investors continued to reward conservative names, while seemingly punishing everything else. As a result, the fund was underexposed to more stable consumer names, such as Wal-Mart and Procter & Gamble, which continued to outperform the market. Neither stock was held at period end. At the same time, while we benefited from avoiding the WorldCom disaster in telecommunications, we were too early investing in regional Bell operating companies BellSouth and Verizon.

Q. What's your outlook?

A. Although sentiment continues to be negative, many stocks are now more reasonably valued on several measures, and companies are entering a period of easier year-over-year earnings comparisons. In addition, the quality of earnings likely has improved. While this represents a more positive environment for higher-risk assets, it's potentially negative for extremely conservative assets, such as Treasuries, which have flourished of late with geopolitical concerns and the risk of war with Iraq weighing heavily on the market.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Note to shareholders: Effective November 15, 2002, Robert Bertelson assumed responsibility for managing the fund's equity subportfolio.

Fund Facts

Goal: high current income, and capital appreciation when appropriate

Fund number: 328

Trading symbol: FASIX

Start date: October 1, 1992

Size: as of September 30, 2002, more than $849 million

Manager: Richard Habermann, since 1996; manager, Fidelity Asset Manager: Aggressive, since 1999; Fidelity Asset Manager and Fidelity Asset Manager: Growth, since 1996; Fidelity Trend Fund, 1977- 1982; Fidelity Magellan Fund, 1972-1977; joined Fidelity in 1968

3

Dick Habermann expands on his outlook:

"Where we go from here has a lot to do with what happens in the fixed-income markets. Despite sharply lower interest rates and an accommodative Federal Reserve Board, investment-grade corporate bonds have come under extreme pressure in recent months, with household-name issuers selling at very large premiums over Treasuries. While this environment has caused high-yield spreads to widen even further than expected, it has also dragged on equity performance. A stronger economy and improved earnings would be necessary to reverse this effect, as fund flows out of government bonds and into corporates could help alleviate the credit crunch and induce firms to invest and hire again, which could help equities. While continued cost cutting should help boost corporate earnings in 2003, it may take some time for demand-driven earnings to rebound. In the meantime, higher pension costs and other reforms, such as stock option expensing, could put a damper on earnings expectations.

"Rarely have bonds outperformed equities for such a prolonged period of time, as investors have sought safe havens. Our approach is to lean against such trends when they become overstretched and when market valuations seem to have reached extreme levels."

Annual Report

Investment Changes

Top Five Bond Issuers as of September 30, 2002
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
Fannie Mae	13.1	13.1
U.S. Treasury Obligations	5.6	7.4
Government National Mortgage Association	2.8	3.0
Structured Asset Securities Corp.	0.4	0.1
AT&T Corp.	0.4	0.4
	22.3
Top Five Stocks as of September 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Cardinal Health, Inc.	1.4	1.5
Clear Channel Communications, Inc.	1.0	1.0
American International Group, Inc.	1.0	0.8
General Electric Co.	1.0	0.9
Fannie Mae	0.7	0.9
	5.1
Quality Diversification (% of fund's investments)
As of September 30, 2002	As of March 31, 2002
U.S. Governments 22.8%	U.S. Governments 23.2%
AAA, AA, A 9.0%	AAA, AA, A 7.5%
BBB 8.4%	BBB 9.1%
BB and Below 10.3%	BB and Below 10.5%
Not Rated 0.3%	Not Rated 0.1%
Equities 20.7%	Equities 19.4%
Short-term Investments 28.5%	Short-term Investments 30.2%

We have used ratings from Moody's Investors Service, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)
As of September 30, 2002 *		As of March 31, 2002**
	Stock class 21.4%		Stock class 20.0%
	Bond class 51.0%		Bond class 51.0%
	Short-term class 27.6%		Short-term class 29.0%
* Foreign investments	4.9%	** Foreign investments	3.7%

Asset allocations in the pie charts reflect the categorization of assets as defined in the fund's prospectus in effect as of the time periods indicated above. Financial Statement categorizations conform to accounting standards and will differ from the pie chart. Percentages are adjusted for the effect of futures contracts, if applicable.

Annual Report

Investments September 30, 2002

Showing Percentage of Net Assets

Common Stocks - 17.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 1.9%
Hotels, Restaurants & Leisure - 0.1%
McDonald's Corp.	53,900	$ 951,874
Household Durables - 0.0%
Leggett & Platt, Inc.	7,100	140,509
Media - 1.4%
AOL Time Warner, Inc. (a)	268,700	3,143,790
Clear Channel Communications, Inc. (a)	248,000	8,618,000
Cox Communications, Inc. Class A (a)	4,900	120,491
		11,882,281
Multiline Retail - 0.1%
Target Corp.	18,600	549,072
Specialty Retail - 0.3%
Home Depot, Inc.	49,000	1,278,900
Limited Brands, Inc.	22,330	320,212
Lowe's Companies, Inc.	29,900	1,237,860
Office Depot, Inc. (a)	6,300	77,742
		2,914,714
TOTAL CONSUMER DISCRETIONARY		16,438,450
CONSUMER STAPLES - 1.3%
Beverages - 0.2%
PepsiCo, Inc.	34,100	1,259,995
The Coca-Cola Co.	22,700	1,088,692
		2,348,687
Food & Drug Retailing - 0.5%
Albertson's, Inc.	32,600	787,616
CVS Corp.	92,600	2,347,410
Safeway, Inc. (a)	42,300	943,290
		4,078,316
Food Products - 0.0%
McCormick & Co., Inc. (non-vtg.)	2,900	66,120
Personal Products - 0.2%
Alberto-Culver Co. Class B	17,300	848,219
Estee Lauder Companies, Inc. Class A	9,100	261,534
Gillette Co.	14,770	437,192
		1,546,945
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - continued
Tobacco - 0.4%
Philip Morris Companies, Inc.	83,300	$ 3,232,040
TOTAL CONSUMER STAPLES		11,272,108
ENERGY - 1.4%
Energy Equipment & Services - 0.2%
Cooper Cameron Corp. (a)	4,400	183,744
Diamond Offshore Drilling, Inc.	2,900	57,855
GlobalSantaFe Corp.	17,575	392,801
Halliburton Co.	18,000	232,380
Transocean, Inc.	17,800	370,240
		1,237,020
Oil & Gas - 1.2%
ChevronTexaco Corp.	34,900	2,416,825
ConocoPhillips	100,648	4,653,964
Exxon Mobil Corp.	96,300	3,071,970
		10,142,759
TOTAL ENERGY		11,379,779
FINANCIALS - 4.2%
Banks - 0.7%
Bank of America Corp.	14,400	918,720
Bank One Corp.	19,000	710,600
Comerica, Inc.	12,800	617,216
FleetBoston Financial Corp.	63,500	1,290,955
PNC Financial Services Group, Inc.	14,840	625,803
Synovus Financial Corp.	20,600	424,772
Wachovia Corp.	44,081	1,441,008
		6,029,074
Diversified Financials - 2.3%
Bank United Corp. Litigation Contingent Payment Rights Trust rights 12/31/02 (a)	10,200	612
Citigroup, Inc.	200,267	5,937,907
Fannie Mae	104,400	6,215,976
Goldman Sachs Group, Inc.	6,300	415,989
J.P. Morgan Chase & Co.	26,100	495,639
Merrill Lynch & Co., Inc.	116,300	3,832,085
Morgan Stanley	87,400	2,961,112
		19,859,320
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - 1.2%
ACE Ltd.	1,900	$ 56,259
Allmerica Financial Corp.	23,300	279,600
American International Group, Inc.	151,400	8,281,580
Hartford Financial Services Group, Inc.	19,600	803,600
PartnerRe Ltd.	1,100	52,998
Prudential Financial, Inc.	2,700	77,112
Travelers Property Casualty Corp.:
Class A	7,174	94,697
Class B (a)	14,740	199,432
		9,845,278
TOTAL FINANCIALS		35,733,672
HEALTH CARE - 3.5%
Health Care Equipment & Supplies - 0.1%
Baxter International, Inc.	9,500	290,225
C.R. Bard, Inc.	7,800	426,114
Guidant Corp. (a)	17,200	555,732
		1,272,071
Health Care Providers & Services - 1.4%
Cardinal Health, Inc.	185,800	11,556,760
Pharmaceuticals - 2.0%
Bristol-Myers Squibb Co.	127,700	3,039,260
Eli Lilly & Co.	1,200	66,408
Merck & Co., Inc.	81,900	3,743,649
Pfizer, Inc.	145,700	4,228,214
Pharmacia Corp.	31,100	1,209,168
Schering-Plough Corp.	148,600	3,168,152
Wyeth	41,100	1,306,980
		16,761,831
TOTAL HEALTH CARE		29,590,662
INDUSTRIALS - 1.6%
Airlines - 0.0%
AMR Corp. (a)	7,300	30,514
Delta Air Lines, Inc.	7,900	73,391
Southwest Airlines Co.	10,100	131,906
		235,811
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - 0.2%
Automatic Data Processing, Inc.	6,500	$ 226,005
ChoicePoint, Inc. (a)	15,533	553,608
First Data Corp.	31,900	891,605
		1,671,218
Industrial Conglomerates - 1.3%
General Electric Co.	332,800	8,203,520
Tyco International Ltd.	188,200	2,653,620
		10,857,140
Machinery - 0.1%
Ingersoll-Rand Co. Ltd. Class A	20,300	699,132
Parker Hannifin Corp.	2,260	86,355
		785,487
Road & Rail - 0.0%
Burlington Northern Santa Fe Corp.	8,300	198,536
TOTAL INDUSTRIALS		13,748,192
INFORMATION TECHNOLOGY - 1.4%
Communications Equipment - 0.2%
CIENA Corp. (a)	49,200	146,124
Cisco Systems, Inc. (a)	73,100	766,088
Comverse Technology, Inc. (a)	31,000	216,690
QUALCOMM, Inc. (a)	5,600	154,672
		1,283,574
Computers & Peripherals - 0.4%
Dell Computer Corp. (a)	94,300	2,216,993
EMC Corp. (a)	38,800	177,316
Hewlett-Packard Co.	43,800	511,146
Sun Microsystems, Inc. (a)	50,000	129,500
		3,034,955
Electronic Equipment & Instruments - 0.0%
Solectron Corp. (a)	87,900	185,469
Internet Software & Services - 0.0%
Yahoo!, Inc. (a)	39,600	378,972
Semiconductor Equipment & Products - 0.4%
Altera Corp. (a)	16,300	141,321
Analog Devices, Inc. (a)	17,200	338,840
Applied Materials, Inc. (a)	13,600	157,080
Intel Corp.	43,400	602,826
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
KLA-Tencor Corp. (a)	10,700	$ 298,958
LAM Research Corp. (a)	14,300	127,270
Linear Technology Corp.	18,700	387,464
Micron Technology, Inc. (a)	37,500	463,875
Novellus Systems, Inc. (a)	3,700	76,997
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	32,450	206,058
United Microelectronics Corp. sponsored ADR (a)	60,490	213,530
Xilinx, Inc. (a)	8,300	131,455
		3,145,674
Software - 0.4%
Adobe Systems, Inc.	16,900	322,790
Computer Associates International, Inc.	45,600	437,760
Microsoft Corp. (a)	60,900	2,663,766
Network Associates, Inc. (a)	7,500	79,725
VERITAS Software Corp. (a)	16,000	234,720
		3,738,761
TOTAL INFORMATION TECHNOLOGY		11,767,405
MATERIALS - 0.1%
Chemicals - 0.0%
E.I. du Pont de Nemours & Co.	2,600	93,782
Monsanto Co.	4,298	65,716
		159,498
Metals & Mining - 0.1%
Alcoa, Inc.	49,000	945,700
TOTAL MATERIALS		1,105,198
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 1.1%
AT&T Corp.	57,200	686,972
BellSouth Corp.	96,500	1,771,740
Qwest Communications International, Inc. (a)	441,800	1,007,304
SBC Communications, Inc.	133,200	2,677,320
Verizon Communications, Inc.	119,700	3,284,568
		9,427,904
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc. Class A (a)	33,700	$ 254,435
TOTAL TELECOMMUNICATION SERVICES		9,682,339
UTILITIES - 0.4%
Electric Utilities - 0.4%
AES Corp. (a)	17,900	44,929
FirstEnergy Corp.	53,400	1,596,126
Progress Energy, Inc. warrants 12/31/07 (a)	9,200	0
Southern Co.	25,200	725,256
TXU Corp.	28,700	1,197,077
		3,563,388
TOTAL COMMON STOCKS (Cost $187,145,912)		144,281,193
Convertible Preferred Stocks - 0.0%

FINANCIALS - 0.0%
Diversified Financials - 0.0%
AES Trust VII $3.00 (Cost $131,751)	9,700	105,691
Corporate Bonds - 24.3%
	Principal Amount
Convertible Bonds - 0.6%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
EchoStar Communications Corp. 4.875% 1/1/07	$ 310,000	235,600
Specialty Retail - 0.0%
Gap, Inc. 5.75% 3/15/09 (g)	201,000	197,360
TOTAL CONSUMER DISCRETIONARY		432,960
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Convertible Bonds - continued
HEALTH CARE - 0.1%
Biotechnology - 0.1%
Affymetrix, Inc. 4.75% 2/15/07	$ 840,000	$ 666,750
Aviron 5.25% 2/1/08	200,000	180,240
		846,990
INFORMATION TECHNOLOGY - 0.3%
Communications Equipment - 0.1%
CIENA Corp. 3.75% 2/1/08	270,000	155,925
Juniper Networks, Inc. 4.75% 3/15/07	920,000	611,460
ONI Systems Corp. 5% 10/15/05	190,000	141,512
		908,897
Electronic Equipment & Instruments - 0.1%
Sanmina-SCI Corp. 4.25% 5/1/04	600,000	520,500
Semiconductor Equipment & Products - 0.1%
Agere Systems, Inc. 6.5% 12/15/09	170,000	81,600
ASML Holding NV 4.25% 11/30/04 (g)	240,000	176,100
Atmel Corp. 0% 5/23/21	137,000	18,331
Teradyne, Inc. 3.75% 10/15/06	230,000	179,688
Vitesse Semiconductor Corp. 4% 3/15/05	520,000	374,400
		830,119
Software - 0.0%
BEA Systems, Inc. 4% 12/15/06	40,000	30,829
TOTAL INFORMATION TECHNOLOGY		2,290,345
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
Nextel Communications, Inc.:
5.25% 1/15/10	1,435,000	970,347
6% 6/1/11 (g)	210,000	151,452
6% 6/1/11	700,000	504,840
		1,626,639
TOTAL CONVERTIBLE BONDS		5,196,934
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - 23.7%
CONSUMER DISCRETIONARY - 4.7%
Auto Components - 0.2%
DaimlerChrysler North America Holding Corp. 7.2% 9/1/09	$ 225,000	$ 246,299
Dana Corp. 6.5% 3/1/09	110,000	93,500
Delco Remy International, Inc. 11% 5/1/09	180,000	120,600
Dura Operating Corp. 8.625% 4/15/12	150,000	147,750
Goodyear Tire & Rubber Co. 6.625% 12/1/06	90,000	78,300
Intermet Corp. 9.75% 6/15/09	355,000	333,700
Lear Corp. 8.11% 5/15/09	355,000	369,200
Stoneridge, Inc. 11.5% 5/1/12	185,000	187,313
		1,576,662
Hotels, Restaurants & Leisure - 1.3%
Alliance Gaming Corp. 10% 8/1/07	335,000	350,075
Bally Total Fitness Holding Corp. 9.875% 10/15/07	415,000	365,200
Boyd Gaming Corp. 9.25% 10/1/03	270,000	280,800
Buffets, Inc. 11.25% 7/15/10 (g)	285,000	285,000
Capstar Hotel Co. 8.75% 8/15/07	30,000	24,300
Chumash Casino & Resort Enterprise 9% 7/15/10 (g)	210,000	217,350
Circus Circus Enterprises, Inc.:
6.45% 2/1/06	110,000	107,250
6.75% 7/15/03	80,000	80,200
Coast Hotels & Casinos, Inc. 9.5% 4/1/09	180,000	189,000
Courtyard by Marriott II LP/Courtyard II Finance Co. 10.75% 2/1/08	225,000	226,125
Domino's, Inc. 10.375% 1/15/09	721,000	771,470
Extended Stay America, Inc. 9.875% 6/15/11	160,000	155,200
Friendly Ice Cream Corp. 10.5% 12/1/07	320,000	308,800
Harrah's Operating Co., Inc. 7.875% 12/15/05	215,000	227,094
Herbst Gaming, Inc. 10.75% 9/1/08	220,000	228,250
Hilton Hotels Corp. 7.625% 5/15/08	260,000	263,900
HMH Properties, Inc. 7.875% 8/1/05	525,000	504,000
Hollywood Park, Inc. 9.25% 2/15/07	165,000	145,200
International Game Technology 8.375% 5/15/09	120,000	130,200
ITT Corp.:
6.75% 11/15/05	190,000	186,200
7.375% 11/15/15	350,000	318,500
Mandalay Resort Group 10.25% 8/1/07	150,000	161,250
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
MGM Mirage, Inc. 8.375% 2/1/11	$ 35,000	$ 36,225
Mirage Resorts, Inc. 7.25% 10/15/06	235,000	239,753
Mohegan Tribal Gaming Authority:
8% 4/1/12	290,000	295,800
8.125% 1/1/06	420,000	432,600
8.375% 7/1/11	40,000	41,000
8.75% 1/1/09	150,000	156,000
Park Place Entertainment Corp.:
7.875% 12/15/05	745,000	759,900
7.875% 3/15/10	200,000	203,000
Penn National Gaming, Inc. 8.875% 3/15/10	120,000	119,400
Premier Parks, Inc. 0% 4/1/08 (e)	370,000	303,400
Resorts International Hotel & Casino, Inc. 11.5% 3/15/09	410,000	356,700
Royal Caribbean Cruises Ltd.:
7.25% 8/15/06	40,000	34,000
8.25% 4/1/05	30,000	27,000
8.75% 2/2/11	50,000	42,750
Starwood Hotels & Resorts Worldwide, Inc. 7.375% 5/1/07 (g)	185,000	179,913
Sun International Hotels Ltd./Sun International North America, Inc.:
8.875% 8/15/11	540,000	540,000
yankee 8.625% 12/15/07	120,000	120,600
Tricon Global Restaurants, Inc.:
8.5% 4/15/06	325,000	342,875
8.875% 4/15/11	420,000	459,900
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 11% 6/15/10 (g)	515,000	504,700
		10,720,880
Household Durables - 0.4%
Beazer Homes USA, Inc. 8.375% 4/15/12	135,000	134,663
Champion Enterprises, Inc. 11.25% 4/15/07 (g)	225,000	163,125
D.R. Horton, Inc. 8% 2/1/09	500,000	490,000
Juno Lighting, Inc. 11.875% 7/1/09	425,000	416,500
K. Hovnanian Enterprises, Inc. 8.875% 4/1/12	405,000	364,500
Kaufman & Broad Home Corp. 7.75% 10/15/04	130,000	130,000
KB Home 8.625% 12/15/08	300,000	297,000
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Kinetic Concepts, Inc. 9.625% 11/1/07	$ 320,000	$ 300,800
Lennar Corp. 9.95% 5/1/10	230,000	248,400
Ryland Group, Inc.:
8% 8/15/06	25,000	25,000
8.25% 4/1/08	75,000	75,000
9.75% 9/1/10	270,000	290,250
Standard Pacific Corp. 9.25% 4/15/12	155,000	147,250
WCI Communities, Inc. 10.625% 2/15/11	645,000	625,650
		3,708,138
Internet & Catalog Retail - 0.1%
Amazon.com, Inc. 0% 5/1/08 (e)	330,000	306,900
J. Crew Group, Inc. 0% 10/15/08 (e)	910,000	455,000
		761,900
Leisure Equipment & Products - 0.0%
Hasbro, Inc. 5.6% 11/1/05	80,000	74,400
The Hockey Co. 11.25% 4/15/09	190,000	182,400
		256,800
Media - 2.1%
AMC Entertainment, Inc.:
9.5% 3/15/09	40,000	35,200
9.875% 2/1/12	380,000	338,200
American Media Operations, Inc. 10.25% 5/1/09	330,000	343,200
AOL Time Warner, Inc.:
7.625% 4/15/31	800,000	667,000
7.7% 5/1/32	2,330,000	1,974,675
British Sky Broadcasting Group PLC (BSkyB) yankee:
6.875% 2/23/09	140,000	135,100
7.3% 10/15/06	125,000	124,375
8.2% 7/15/09	780,000	791,700
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 4/1/11 (e)	220,000	101,200
0% 5/15/11 (e)	875,000	288,750
8.25% 4/1/07	315,000	195,300
8.625% 4/1/09	385,000	238,700
10% 4/1/09	190,000	117,800
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.: - continued
11.125% 1/15/11	$ 130,000	$ 83,200
Cinemark USA, Inc. 9.625% 8/1/08	495,000	470,250
Comcast Cable Communications, Inc.:
6.2% 11/15/08	55,000	50,875
6.375% 1/30/06	100,000	96,000
6.75% 1/30/11	55,000	51,150
6.875% 6/15/09	235,000	222,075
8.125% 5/1/04	40,000	39,600
Continental Cablevision, Inc.:
8.3% 5/15/06	1,375,000	1,340,625
8.3% 5/15/06	120,000	115,200
Corus Entertainment, Inc. 8.75% 3/1/12	140,000	141,400
CSC Holdings, Inc.:
9.875% 2/15/13	385,000	296,450
9.875% 4/1/23	300,000	222,000
EchoStar DBS Corp.:
9.125% 1/15/09 (g)	205,000	192,700
9.25% 2/1/06	1,375,000	1,320,000
9.375% 2/1/09	75,000	72,000
Entravision Communications Corp. 8.125% 3/15/09	90,000	91,800
Granite Broadcasting Corp.:
8.875% 5/15/08	50,000	42,250
10.375% 5/15/05	45,000	38,250
Insight Communications, Inc. 0% 2/15/11 (e)	605,000	211,750
Insight Midwest LP/Insight Capital, Inc. 10.5% 11/1/10	305,000	274,500
Lamar Media Corp. 9.25% 8/15/07	150,000	154,500
LBI Media, Inc. 10.125% 7/15/12 (g)	255,000	257,550
Lenfest Communications, Inc.:
8.375% 11/1/05	30,000	29,400
10.5% 6/15/06	305,000	300,425
Mediacom Broadband LLC/Mediacom Broadband Corp. 11% 7/15/13	220,000	204,600
Mediacom LLC/Mediacom Capital Corp. 9.5% 1/15/13	140,000	116,200
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
News America Holdings, Inc.:
7.7% 10/30/25	$ 1,090,000	$ 1,033,833
8% 10/17/16	770,000	833,059
PanAmSat Corp.:
6% 1/15/03	50,000	49,500
6.125% 1/15/05	170,000	156,400
6.375% 1/15/08	120,000	103,200
Pegasus Satellite Communications, Inc.:
0% 3/1/07 (e)	615,000	172,200
12.375% 8/1/06	120,000	52,800
Radio One, Inc. 8.875% 7/1/11	485,000	506,825
Regal Cinemas Corp. 9.375% 2/1/12	260,000	265,200
Satelites Mexicanos SA de CV 6.2569% 6/30/04 (g)(j)	164,000	139,400
Shaw Communications, Inc. 8.25% 4/11/10	1,275,000	1,209,758
Sinclair Broadcast Group, Inc.:
8% 3/15/12	520,000	522,600
8.75% 12/15/07	180,000	184,500
Spanish Broadcasting System, Inc. 9.625% 11/1/09	190,000	192,375
TCI Communications, Inc. 9.8% 2/1/12	310,000	308,614
TV Azteca SA de CV yankee 10.5% 2/15/07	270,000	252,450
Yell Finance BV:
0% 8/1/11 (e)	300,000	183,000
10.75% 8/1/11	220,000	222,200
		18,173,864
Multiline Retail - 0.2%
Dillard's, Inc.:
6.125% 11/1/03	105,000	104,213
6.39% 8/1/03	230,000	226,550
Federated Department Stores, Inc. 6.79% 7/15/27	650,000	691,809
JCPenney Co., Inc. 9% 8/1/12 (g)	436,000	416,380
Saks, Inc.:
7.25% 12/1/04	40,000	39,200
8.25% 11/15/08	110,000	101,200
9.875% 10/1/11	132,000	128,040
		1,707,392
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Specialty Retail - 0.3%
Asbury Automotive Group, Inc. 9% 6/15/12	$ 215,000	$ 193,500
AutoNation, Inc. 9% 8/1/08	220,000	224,400
Gap, Inc.:
5.625% 5/1/03	390,000	382,200
9.9% 12/15/05	500,000	482,500
Hollywood Entertainment Corp. 10.625% 8/15/04	295,000	297,950
Michaels Stores, Inc. 9.25% 7/1/09	150,000	159,000
PETCO Animal Supplies, Inc. 10.75% 11/1/11	80,000	84,800
United Auto Group, Inc. 9.625% 3/15/12 (g)	220,000	218,900
United Rentals, Inc.:
8.8% 8/15/08	40,000	32,400
9% 4/1/09	40,000	32,400
9.25% 1/15/09	190,000	157,700
		2,265,750
Textiles Apparel & Luxury Goods - 0.1%
Russell Corp. 9.25% 5/1/10 (g)	265,000	272,950
The William Carter Co. 10.875% 8/15/11	250,000	273,750
		546,700
TOTAL CONSUMER DISCRETIONARY		39,718,086
CONSUMER STAPLES - 1.0%
Beverages - 0.1%
Canandaigua Brands, Inc. 8.625% 8/1/06	110,000	116,050
Constellation Brands, Inc. 8.125% 1/15/12	390,000	396,825
Cott Beverages, Inc. 8% 12/15/11	300,000	307,500
		820,375
Food & Drug Retailing - 0.2%
Delhaize America, Inc.:
7.375% 4/15/06	150,000	141,019
8.125% 4/15/11	150,000	137,217
Great Atlantic & Pacific Tea, Inc.:
7.75% 4/15/07	350,000	255,500
9.125% 12/15/11	160,000	120,800
Kroger Co. 6.8% 4/1/11	510,000	559,587
Rite Aid Corp.:
6.125% 12/15/08 (g)	125,000	68,750
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Food & Drug Retailing - continued
Rite Aid Corp.: - continued
6.875% 8/15/13	$ 440,000	$ 255,200
7.125% 1/15/07	255,000	173,400
		1,711,473
Food Products - 0.2%
Corn Products International, Inc. 8.25% 7/15/07	115,000	111,550
Dean Foods Co.:
6.75% 6/15/05	230,000	228,850
6.9% 10/15/17	290,000	256,650
8.15% 8/1/07	160,000	162,400
Del Monte Corp. 9.25% 5/15/11	625,000	615,625
Dole Food Co., Inc.:
6.375% 10/1/05	25,000	23,250
7.25% 5/1/09	500,000	440,000
		1,838,325
Tobacco - 0.5%
Philip Morris Companies, Inc. 7% 7/15/05	1,755,000	1,925,432
RJ Reynolds Tobacco Holdings, Inc.:
6.5% 6/1/07	1,025,000	1,080,287
7.25% 6/1/12	500,000	533,542
7.75% 5/15/06	380,000	420,058
		3,959,319
TOTAL CONSUMER STAPLES		8,329,492
ENERGY - 0.8%
Energy Equipment & Services - 0.1%
DI Industries, Inc. 8.875% 7/1/07	355,000	362,100
Grant Prideco, Inc. 9.625% 12/1/07	210,000	220,500
Key Energy Services, Inc.:
8.375% 3/1/08	535,000	556,400
14% 1/15/09	110,000	124,850
		1,263,850
Oil & Gas - 0.7%
Barrett Resources Corp. 7.55% 2/1/07	135,000	126,757
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
ENERGY - continued
Oil & Gas - continued
Chesapeake Energy Corp.:
7.875% 3/15/04	$ 410,000	$ 421,275
8.125% 4/1/11	75,000	75,000
8.375% 11/1/08	215,000	216,075
9% 8/15/12 (g)	130,000	133,250
Clark Refining & Marketing, Inc.:
8.625% 8/15/08	55,000	46,750
8.875% 11/15/07	135,000	109,350
Encore Acquisition Co. 8.375% 6/15/12 (g)	70,000	70,700
Forest Oil Corp.:
8% 6/15/08	190,000	195,700
8% 12/15/11	80,000	82,200
Nexen, Inc. 7.875% 3/15/32	1,100,000	1,181,140
Nuevo Energy Co. 9.5% 6/1/08	190,000	190,000
Petro-Canada 7% 11/15/28	430,000	453,231
Plains Exploration & Production Co. LP 8.75% 7/1/12 (g)	260,000	260,000
Pogo Producing Co. 8.25% 4/15/11	395,000	414,750
Swift Energy Co. 9.375% 5/1/12	75,000	72,000
Teekay Shipping Corp. 8.875% 7/15/11	610,000	631,350
The Coastal Corp.:
6.2% 5/15/04	200,000	158,000
7.75% 10/15/35	50,000	31,500
9.625% 5/15/12	975,000	716,625
Western Oil Sands, Inc. 8.375% 5/1/12	270,000	268,650
		5,854,303
TOTAL ENERGY		7,118,153
FINANCIALS - 8.1%
Banks - 1.2%
BankBoston Corp. 6.625% 2/1/04	150,000	156,746
BankBoston NA 6.5% 12/19/07	2,000,000	2,211,478
Capital One Bank:
6.5% 7/30/04	350,000	331,346
6.875% 2/1/06	125,000	117,430
Chevy Chase Savings Bank FSB 9.25% 12/1/08	310,000	310,000
Den Danske Bank AS 6.375% 6/15/08 (g)(j)	2,190,000	2,380,977
Fleet Financial Group, Inc. 7.125% 4/15/06	350,000	385,972
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Banks - continued
MBNA Corp. 6.25% 1/17/07	$ 480,000	$ 497,060
PNC Funding Corp.:
5.75% 8/1/06	590,000	628,955
6.875% 3/1/03	530,000	540,465
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (j)	585,000	648,699
7.816% 11/29/49	1,020,000	1,146,482
Sovereign Bancorp, Inc.:
8.625% 3/15/04	515,000	532,381
10.5% 11/15/06	210,000	234,150
Western Financial Bank 9.625% 5/15/12	340,000	323,000
		10,445,141
Diversified Financials - 5.7%
ABN AMRO NA Holding Pfd. Capital Repackage Trust I yankee 6.523% 12/29/49 (f)(g)	1,050,000	1,063,125
Ahmanson Capital Trust I 8.36% 12/1/26 (g)	1,000,000	1,093,476
Alliance Capital Management LP 5.625% 8/15/06	575,000	613,512
American Airlines pass thru trust certificate 7.8% 4/1/08	180,000	162,000
American Gen. Finance Corp. 5.875% 7/14/06	1,180,000	1,267,337
Amvescap PLC 6.6% 5/15/05	2,920,000	3,160,763
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	515,000	522,725
Capital One Financial Corp.:
7.25% 12/1/03	90,000	81,900
7.25% 5/1/06	200,000	172,471
8.75% 2/1/07	60,000	51,000
CIT Group, Inc. 7.75% 4/2/12	450,000	489,574
Citigroup, Inc.:
5.625% 8/27/12	740,000	772,310
7.25% 10/1/10	1,380,000	1,581,571
CMS Energy X-TRAS pass thru trust I 7% 1/15/05	60,000	46,200
Continental Airlines, Inc. pass thru trust certificate 6.9% 1/2/17	85,729	65,154
Countrywide Home Loans, Inc. 5.5% 8/1/06	920,000	966,421
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
Credit Suisse First Boston (USA), Inc. 6.5% 1/15/12	$ 605,000	$ 645,930
Dana Credit Corp. 7.25% 12/6/02 (g)	190,000	187,150
Delta Air Lines, Inc. pass thru trust certificate:
7.57% 11/18/10	475,000	505,775
7.711% 9/18/11	45,000	41,850
Deutsche Telekom International Finance BV 8.25% 6/15/05	500,000	536,242
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp. 8.5% 6/1/11	395,000	377,225
Ford Motor Credit Co.:
5.8% 1/12/09	2,830,000	2,555,315
7.375% 10/28/09	450,000	427,870
7.875% 6/15/10	500,000	493,084
GATX Financial Corp. 8.875% 6/1/09	265,000	217,300
General Electric Capital Corp.:
4.625% 9/15/09	900,000	909,378
6% 6/15/12	600,000	646,390
General Motors Acceptance Corp. 6.875% 9/15/11	2,310,000	2,251,772
Goldman Sachs Group, Inc.:
5.7% 9/1/12	560,000	570,971
6.6% 1/15/12	540,000	592,779
Household Finance Corp.:
6.375% 10/15/11	1,250,000	1,161,964
8% 5/9/05	240,000	251,007
HSBC Capital Funding LP 9.547% 12/31/49 (f)(g)	1,525,000	1,846,645
IOS Capital, Inc. 9.75% 6/15/04	380,000	383,800
J.P. Morgan Chase & Co. 6.625% 3/15/12	700,000	761,267
John Hancock Global Funding II 5.625% 6/27/06 (g)	600,000	645,104
John Q. Hammons Hotels LP/John Q. Hammons Hotels Corp. III 8.875% 5/15/12	215,000	206,400
Lehman Brothers Holdings, Inc. 6.625% 1/18/12	500,000	547,873
Meditrust Exercisable Put Options Securities Trust 7.114% 8/15/04 (g)	40,000	39,750
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
Millennium America, Inc.:
9.25% 6/15/08	$ 40,000	$ 41,000
9.25% 6/15/08 (g)	280,000	287,000
Morgan Stanley 6.6% 4/1/12	1,355,000	1,474,006
NiSource Finance Corp.:
7.625% 11/15/05	190,000	194,087
7.875% 11/15/10	2,385,000	2,451,985
Northwest Airlines pass thru trust certificate 9.179% 10/1/11	76,446	61,157
Pemex Project Funding Master Trust 9.125% 10/13/10	825,000	880,688
Petronas Capital Ltd. 7% 5/22/12 (g)	1,640,000	1,824,500
Powergen US Funding LLC 4.5% 10/15/04	555,000	572,903
Prime Property Funding II 6.25% 5/15/07	435,000	464,406
Qwest Capital Funding, Inc.:
5.875% 8/3/04	140,000	98,000
7% 8/3/09	165,000	75,075
7.25% 2/15/11	85,000	39,100
7.75% 8/15/06	280,000	149,800
Salomon Smith Barney Holdings, Inc. 5.875% 3/15/06	875,000	943,202
Sears Roebuck Acceptance Corp. 6.7% 4/15/12	850,000	900,471
SESI LLC 8.875% 5/15/11	240,000	238,800
Sprint Capital Corp.:
6% 1/15/07	1,040,000	714,944
6.875% 11/15/28	660,000	380,398
8.75% 3/15/32	790,000	529,011
Stone Container Finance Co. yankee 11.5% 8/15/06 (g)	125,000	131,250
TIAA Global Markets, Inc. 5% 3/1/07 (g)	565,000	605,312
TXU Eastern Funding 6.75% 5/15/09	1,180,000	1,132,425
U.S. West Capital Funding, Inc. 6.875% 7/15/28	255,000	99,450
UBS Preferred Funding Trust 1 8.622% 12/29/49	1,000,000	1,195,685
Verizon Global Funding Corp.:
6.125% 6/15/07	1,275,000	1,327,433
7.375% 9/1/12	445,000	468,536
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
Verizon Wireless Capital LLC 5.375% 12/15/06 (g)	$ 1,405,000	$ 1,321,676
Xerox Capital (Europe) PLC 5.875% 5/15/04	370,000	284,900
Xerox Credit Corp. 6.1% 12/16/03	140,000	117,600
		47,917,180
Insurance - 0.3%
Hartford Financial Services Group, Inc. 4.7% 9/1/07	170,000	175,115
Principal Life Global Funding I:
5.125% 6/28/07 (g)	1,800,000	1,881,029
6.25% 2/15/12 (g)	505,000	543,543
		2,599,687
Real Estate - 0.9%
AvalonBay Communities, Inc. 5% 8/1/07	460,000	472,066
BRE Properties, Inc. 5.95% 3/15/07	935,000	995,865
Camden Property Trust 5.875% 6/1/07	555,000	583,028
CenterPoint Properties Trust 6.75% 4/1/05	490,000	529,174
Corrections Corp. of America 9.875% 5/1/09 (g)	80,000	82,600
EOP Operating LP:
6.75% 2/15/08	480,000	525,994
6.75% 2/15/12	645,000	702,912
7.75% 11/15/07	1,710,000	1,955,578
Gables Realty LP 5.75% 7/15/07	250,000	261,025
iStar Financial, Inc. 8.75% 8/15/08	215,000	215,000
LNR Property Corp.:
9.375% 3/15/08	305,000	301,950
10.5% 1/15/09	15,000	15,300
Mack-Cali Realty LP 7.25% 3/15/09	200,000	224,036
Meditrust Corp. 7.82% 9/10/26	525,000	526,313
MeriStar Hospitality Corp. 9% 1/15/08	230,000	204,700
Senior Housing Properties Trust 8.625% 1/15/12	340,000	334,900
		7,930,441
TOTAL FINANCIALS		68,892,449
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
HEALTH CARE - 0.5%
Health Care Equipment & Supplies - 0.0%
Sybron Dental Specialties, Inc. 8.125% 6/15/12 (g)	$ 60,000	$ 59,400
Health Care Providers & Services - 0.4%
Alderwoods Group, Inc.:
11% 1/2/07	103,700	102,922
12.25% 1/2/09	210,000	197,400
Columbia/HCA Healthcare Corp. 6.73% 7/15/45	255,000	258,536
Hanger Orthopedic Group, Inc. 10.375% 2/15/09	95,000	101,175
HCA, Inc.:
7.875% 2/1/11	50,000	53,500
8.75% 9/1/10	365,000	408,800
HealthSouth Corp.:
6.875% 6/15/05	265,000	193,450
7% 6/15/08	140,000	91,000
Owen & Minor, Inc. 8.5% 7/15/11	350,000	364,000
PacifiCare Health Systems, Inc. 10.75% 6/1/09	475,000	463,125
Rotech Healthcare, Inc. 9.5% 4/1/12 (g)	100,000	92,000
Triad Hospitals Holdings, Inc. 11% 5/15/09	85,000	93,500
Triad Hospitals, Inc. 8.75% 5/1/09	465,000	488,250
Vanguard Health Systems, Inc. 9.75% 8/1/11	620,000	626,200
		3,533,858
Pharmaceuticals - 0.1%
aaiPharma, Inc. 11% 4/1/10	540,000	475,200
Biovail Corp. 7.875% 4/1/10	265,000	262,350
		737,550
TOTAL HEALTH CARE		4,330,808
INDUSTRIALS - 1.3%
Aerospace & Defense - 0.2%
Alliant Techsystems, Inc. 8.5% 5/15/11	215,000	227,363
BE Aerospace, Inc.:
8% 3/1/08	115,000	81,650
8.875% 5/1/11	45,000	31,950
9.5% 11/1/08	60,000	45,900
Raytheon Co. 8.2% 3/1/06	600,000	657,125
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Aerospace & Defense - continued
Sequa Corp.:
8.875% 4/1/08	$ 240,000	$ 214,800
9% 8/1/09	160,000	144,800
Transdigm, Inc. 10.375% 12/1/08	100,000	103,000
		1,506,588
Airlines - 0.1%
Continental Airlines, Inc. 8% 12/15/05	95,000	47,500
Delta Air Lines, Inc.:
6.65% 3/15/04	180,000	126,000
7.7% 12/15/05	105,000	69,300
8.3% 12/15/29	155,000	69,750
Northwest Airlines, Inc.:
7.625% 3/15/05	170,000	93,500
9.875% 3/15/07	120,000	64,800
		470,850
Building Products - 0.0%
Nortek, Inc. 9.125% 9/1/07	185,000	185,925
Commercial Services & Supplies - 0.3%
Allied Waste North America, Inc.:
7.375% 1/1/04	120,000	118,800
7.625% 1/1/06	535,000	508,250
7.875% 1/1/09	305,000	283,650
10% 8/1/09	240,000	220,800
Browning-Ferris Industries, Inc. 6.375% 1/15/08	260,000	226,200
Coinmach Corp. 9% 2/1/10	350,000	357,000
Iron Mountain, Inc.:
8.625% 4/1/13	505,000	505,000
8.75% 9/30/09	320,000	321,600
JohnsonDiversey, Inc. 9.625% 5/15/12 (g)	70,000	69,300
		2,610,600
Construction & Engineering - 0.0%
Williams Scotsman, Inc. 9.875% 6/1/07	350,000	297,500
Industrial Conglomerates - 0.4%
Tyco International Group SA:
6.125% 11/1/08	40,000	32,800
6.25% 6/15/13	140,000	133,700
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Industrial Conglomerates - continued
Tyco International Group SA: - continued
6.875% 1/15/29	$ 80,000	$ 61,200
yankee:
5.8% 8/1/06	745,000	625,800
5.875% 11/1/04	85,000	75,650
6.375% 6/15/05	55,000	47,575
6.375% 2/15/06	150,000	129,000
6.375% 10/15/11	190,000	155,800
6.75% 2/15/11	2,190,000	1,806,750
		3,068,275
Machinery - 0.3%
AGCO Corp.:
8.5% 3/15/06	40,000	39,200
9.5% 5/1/08	220,000	231,000
Dresser, Inc. 9.375% 4/15/11	405,000	390,825
Dunlop Standard Aerospace Holdings PLC 11.875% 5/15/09	660,000	669,900
Navistar International Corp. 9.375% 6/1/06	370,000	357,050
NMHG Holding Co. 10% 5/15/09	150,000	151,500
Terex Corp.:
Series D, 8.875% 4/1/08	100,000	95,500
8.875% 4/1/08	220,000	209,000
TriMas Corp. 9.875% 6/15/12 (g)	230,000	232,300
		2,376,275
Road & Rail - 0.0%
TFM SA de CV 12.5% 6/15/12 (g)	150,000	145,875
TOTAL INDUSTRIALS		10,661,888
INFORMATION TECHNOLOGY - 1.0%
Communications Equipment - 0.1%
Avaya, Inc. 11.125% 4/1/09	400,000	252,000
L-3 Communications Corp. 8% 8/1/08	110,000	114,400
Lucent Technologies, Inc.:
6.5% 1/15/28	130,000	39,650
7.25% 7/15/06	195,000	82,875
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Motorola, Inc.:
6.5% 11/15/28	$ 360,000	$ 272,458
8% 11/1/11	370,000	365,357
		1,126,740
Computers & Peripherals - 0.3%
Compaq Computer Corp. 7.65% 8/1/05	530,000	585,416
Hewlett-Packard Co. 5.5% 7/1/07	575,000	594,803
NCR Corp. 7.125% 6/15/09 (g)	895,000	966,489
Seagate Technology HDD Holdings 8% 5/15/09 (g)	295,000	277,300
		2,424,008
Electronic Equipment & Instruments - 0.3%
ChipPAC International Ltd. 12.75% 8/1/09	175,000	171,500
Fisher Scientific International, Inc.:
8.125% 5/1/12	215,000	215,000
9% 2/1/08	610,000	631,350
Flextronics International Ltd.:
9.875% 7/1/10	460,000	466,900
yankee 8.75% 10/15/07	530,000	516,750
Ingram Micro, Inc. 9.875% 8/15/08	295,000	300,900
Millipore Corp. 7.5% 4/1/07	30,000	28,200
Solectron Corp.:
7.375% 3/1/06	355,000	276,900
9.625% 2/15/09	335,000	268,000
		2,875,500
IT Consulting & Services - 0.1%
Unisys Corp.:
7.875% 4/1/08	120,000	115,200
8.125% 6/1/06	460,000	447,350
		562,550
Office Electronics - 0.1%
Xerox Corp.:
5.5% 11/15/03	225,000	189,000
7.15% 8/1/04	180,000	138,600
9.75% 1/15/09 (g)	205,000	161,950
		489,550
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - 0.1%
Amkor Technology, Inc. 9.25% 5/1/06	$ 250,000	$ 170,000
Fairchild Semiconductor Corp.:
10.375% 10/1/07	250,000	255,000
10.5% 2/1/09	80,000	82,400
ON Semiconductor Corp./Semiconductor Components Industries LLC 12% 5/15/08 (g)	210,000	132,300
		639,700
Software - 0.0%
Computer Associates International, Inc. 6.375% 4/15/05	220,000	189,200
TOTAL INFORMATION TECHNOLOGY		8,307,248
MATERIALS - 1.4%
Chemicals - 0.4%
Berry Plastics Corp. 10.75% 7/15/12	410,000	422,300
Foamex LP/Foamex Capital Corp. 10.75% 4/1/09 (g)	190,000	169,100
Georgia Gulf Corp. 10.375% 11/1/07	205,000	219,350
Huntsman International LLC 9.875% 3/1/09 (g)	430,000	430,000
IMC Global, Inc.:
6.55% 1/15/05	210,000	198,450
7.3% 1/15/28	195,000	150,150
7.375% 8/1/18	40,000	28,800
7.625% 11/1/05	110,000	103,950
10.875% 6/1/08	60,000	64,800
11.25% 6/1/11	70,000	75,600
International Specialty Holdings, Inc. 10.625% 12/15/09	300,000	270,000
Lyondell Chemical Co.:
9.625% 5/1/07	80,000	73,600
9.875% 5/1/07	135,000	124,875
10.875% 5/1/09	140,000	114,800
Methanex Corp. yankee 7.75% 8/15/05	425,000	420,750
OM Group, Inc. 9.25% 12/15/11	390,000	384,150
		3,250,675
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Containers & Packaging - 0.3%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	$ 460,000	$ 335,800
Graphic Packaging Corp. 8.625% 2/15/12	70,000	71,400
Jefferson Smurfit Corp. U.S. 8.25% 10/1/12 (g)	250,000	248,750
Owens-Brockway Glass Container, Inc. 8.875% 2/15/09	685,000	686,713
Owens-Illinois, Inc.:
7.15% 5/15/05	130,000	118,950
7.35% 5/15/08	40,000	34,800
7.5% 5/15/10	50,000	42,500
7.8% 5/15/18	370,000	296,000
7.85% 5/15/04	70,000	66,500
8.1% 5/15/07	150,000	138,000
Riverwood International Corp. 10.625% 8/1/07	140,000	142,800
Silgan Holdings, Inc. 9% 6/1/09 (g)	180,000	186,300
		2,368,513
Metals & Mining - 0.4%
AK Steel Corp. 7.875% 2/15/09	170,000	166,813
Century Aluminum Co. 11.75% 4/15/08	335,000	314,900
Falconbridge Ltd. 7.35% 6/5/12	880,000	942,305
Freeport-McMoRan Copper & Gold, Inc. 7.5% 11/15/06	380,000	342,000
Luscar Coal Ltd. 9.75% 10/15/11	110,000	116,600
Oregon Steel Mills, Inc. 10% 7/15/09 (g)	385,000	385,000
P&L Coal Holdings Corp. 9.625% 5/15/08	1,080,000	1,131,300
Phelps Dodge Corp.:
8.75% 6/1/11	340,000	340,000
9.5% 6/1/31	155,000	151,900
Steel Dynamics, Inc. 9.5% 3/15/09 (g)	120,000	119,400
		4,010,218
Paper & Forest Products - 0.3%
Boise Cascade Corp. 7.68% 3/29/06	830,000	853,975
Georgia-Pacific Group:
7.5% 5/15/06	160,000	132,800
8.125% 5/15/11	365,000	292,000
8.875% 5/15/31	305,000	219,600
9.625% 3/15/22	105,000	92,400
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Paper & Forest Products - continued
Louisiana-Pacific Corp.:
8.5% 8/15/05	$ 110,000	$ 110,550
10.875% 11/15/08	80,000	84,200
Stone Container Corp.:
8.375% 7/1/12 (g)	320,000	318,400
9.75% 2/1/11	255,000	266,475
		2,370,400
TOTAL MATERIALS		11,999,806
TELECOMMUNICATION SERVICES - 2.0%
Diversified Telecommunication Services - 1.6%
American Cellular Corp. 9.5% 10/15/09	135,000	25,313
AT&T Corp.:
6% 3/15/09	1,150,000	1,035,000
6.5% 3/15/29	3,010,000	2,498,300
Centennial Cellular Operating Co. LLC/Centennial Finance Corp. 10.75% 12/15/08	535,000	267,500
Cincinnati Bell Telephone Co. 6.3% 12/1/28	240,000	139,200
Citizens Communications Co.:
8.5% 5/15/06	785,000	753,600
9.25% 5/15/11	535,000	529,650
France Telecom SA:
8.7% 3/1/06	350,000	372,342
9.25% 3/1/11	200,000	218,173
Koninklijke KPN NV yankee:
8% 10/1/10	1,280,000	1,414,437
8.375% 10/1/30	250,000	276,589
Qwest Corp. 8.875% 3/15/12 (g)	275,000	239,250
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	1,560,000	1,563,463
Telefonica Europe BV 7.75% 9/15/10	500,000	539,684
Telefonos de Mexico SA de CV 8.25% 1/26/06	1,580,000	1,649,204
Teleglobe Canada, Inc. yankee:
7.2% 7/20/09 (d)	620,000	15,500
7.7% 7/20/29 (d)	90,000	2,250
TELUS Corp. 8% 6/1/11	1,875,000	1,434,375
Tritel PCS, Inc. 10.375% 1/15/11	65,000	58,500
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Triton PCS, Inc.:
8.75% 11/15/11	$ 170,000	$ 113,050
9.375% 2/1/11	445,000	311,500
U.S. West Communications:
5.65% 11/1/04	85,000	73,100
6.875% 9/15/33	260,000	176,800
7.2% 11/1/04	80,000	72,800
7.2% 11/1/04	185,000	168,350
		13,947,930
Wireless Telecommunication Services - 0.4%
AirGate PCS, Inc. 0% 10/1/09 (e)	335,000	23,450
American Tower Corp. 9.375% 2/1/09	205,000	123,000
AT&T Wireless Services, Inc.:
7.875% 3/1/11	120,000	92,400
8.125% 5/1/12	460,000	354,200
8.75% 3/1/31	490,000	352,800
Crown Castle International Corp.:
9.375% 8/1/11	480,000	307,200
10.75% 8/1/11	205,000	137,350
Dobson Communications Corp. 10.875% 7/1/10	190,000	138,700
Echostar Broadband Corp. 10.375% 10/1/07	585,000	579,150
Millicom International Cellular SA 13.5% 6/1/06	320,000	93,600
Nextel Communications, Inc.:
0% 10/31/07 (e)	75,000	59,063
0% 2/15/08 (e)	130,000	97,825
9.375% 11/15/09	65,000	50,375
9.5% 2/1/11	90,000	68,850
Nextel Partners, Inc. 0% 2/1/09 (e)	365,000	189,800
Rogers Wireless, Inc. 9.625% 5/1/11	475,000	342,000
Rural Cellular Corp.:
9.625% 5/15/08	40,000	22,000
9.75% 1/15/10	80,000	43,200
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
VoiceStream Wireless Corp.:
0% 11/15/09 (e)	$ 154,000	$ 125,510
10.375% 11/15/09	217,000	222,425
		3,422,898
TOTAL TELECOMMUNICATION SERVICES		17,370,828
UTILITIES - 2.9%
Electric Utilities - 1.8%
Allegheny Energy Supply Co. LLC 8.25% 4/15/12 (g)	1,185,000	690,303
Avon Energy Partners Holdings:
6.46% 3/4/08 (g)	1,160,000	1,201,795
6.73% 12/11/02 (g)	1,340,000	1,345,592
CMS Energy Corp.:
6.75% 1/15/04	325,000	269,750
7.5% 1/15/09	250,000	190,000
7.625% 11/15/04	60,000	49,200
8.9% 7/15/08	165,000	127,050
9.875% 10/15/07	125,000	102,500
Constellation Energy Group, Inc. 6.35% 4/1/07	660,000	680,086
Dominion Resources, Inc.:
6.25% 6/30/12	745,000	806,463
8.125% 6/15/10	500,000	581,188
Duke Capital Corp. 6.75% 2/15/32	600,000	515,685
FirstEnergy Corp. 6.45% 11/15/11	1,325,000	1,246,051
Illinois Power Co. 7.5% 6/15/09	580,000	472,700
Israel Electric Corp. Ltd. 7.75% 12/15/27 (g)	590,000	555,002
Pacific Gas & Electric Co.:
6.25% 8/1/03	185,000	182,225
6.25% 3/1/04	375,000	365,625
8.25% 11/1/22	340,000	316,200
9.625% 11/1/05 (g)	410,000	393,600
PSI Energy, Inc. 6.65% 6/15/06	870,000	923,157
Public Service Co. of Colorado 7.875% 10/1/12 (g)	455,000	455,431
Reliant Energy Resources Corp. 8.125% 7/15/05	750,000	677,255
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Electric Utilities - continued
Southern California Edison Co.:
5.625% 10/1/02	$ 110,000	$ 107,800
6.25% 6/15/03	25,000	24,688
8.95% 11/3/03	365,000	355,875
Southern Power Co. 6.25% 7/15/12 (g)	535,000	581,254
Southwestern Public Service Co. 5.125% 11/1/06	400,000	372,733
TECO Energy, Inc.:
6.125% 5/1/07	725,000	671,669
7% 5/1/12	1,190,000	1,066,823
Texas Utilities Co. 6.375% 1/1/08	115,000	110,286
		15,437,986
Gas Utilities - 0.6%
CMS Panhandle Holding Co. 6.125% 3/15/04	125,000	121,250
Columbia Energy Group 6.8% 11/28/05	190,000	188,510
Consolidated Natural Gas Co. 6.85% 4/15/11	270,000	295,246
El Paso Energy Corp. 7.75% 1/15/32	315,000	201,600
Kinder Morgan Energy Partners LP 7.125% 3/15/12	420,000	468,121
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (g)	610,000	682,438
Sempra Energy 7.95% 3/1/10	675,000	730,683
Tennessee Gas Pipeline Co. 7.625% 4/1/37	1,240,000	942,400
Texas Eastern Transmission Corp.:
5.25% 7/15/07	180,000	188,018
7% 7/15/32	900,000	951,371
Transcontinental Gas Pipe Line:
6.125% 1/15/05	65,000	59,800
6.25% 1/15/08	35,000	30,800
8.875% 7/15/12 (g)	235,000	225,600
		5,085,837
Multi-Utilities & Unregulated Power - 0.5%
Aquila, Inc. 11.875% 7/1/12 (g)	175,000	154,000
Calpine Corp. 8.5% 2/15/11	410,000	172,200
Utilicorp United, Inc.:
6.875% 10/1/04	65,000	56,550
7.95% 2/1/11	160,000	118,400
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Multi-Utilities & Unregulated Power - continued
Western Resources, Inc.:
7.875% 5/1/07	$ 400,000	$ 392,000
9.75% 5/1/07	480,000	444,000
Williams Companies, Inc.:
6.5% 8/1/06	355,000	227,200
7.125% 9/1/11	1,665,000	1,032,300
7.125% 9/1/11	235,000	145,700
7.5% 1/15/31	770,000	415,800
7.875% 9/1/21	160,000	91,200
8.125% 3/15/12 (g)	385,000	246,400
9.25% 3/15/04	375,000	281,250
		3,777,000
TOTAL UTILITIES		24,300,823
TOTAL NONCONVERTIBLE BONDS		201,029,581
TOTAL CORPORATE BONDS (Cost $210,083,985)		206,226,515
U.S. Government and Government Agency Obligations - 8.9%

U.S. Government Agency Obligations - 1.7%
Fannie Mae:
3% 6/15/04	2,540,000	2,584,486
6.25% 2/1/11	5,400,000	5,997,040
7.25% 5/15/30	1,220,000	1,535,709
Government Loan Trusts (assets of Trust guaranteed by U.S. Government through Agency for International Development) Series 1-B, 8.5% 4/1/06	2,735,948	3,192,933
Israel Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-1, 6.88% 1/26/03	38,235	38,861
U.S. Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - continued
Private Export Funding Corp. secured 6.86% 4/30/04	$ 273,000	$ 289,230
U.S. Department of Housing and Urban Development Government guaranteed participation certificates Series 1996-A, 7.63% 8/1/14	1,000,000	1,100,821
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		14,739,080
U.S. Treasury Obligations - 7.2%
U.S. Treasury Bills, yield at date of purchase 1.62% to 1.69% 10/3/02 to 12/5/02 (i)	2,850,000	2,849,079
U.S. Treasury Bonds:
5.25% 2/15/29	8,720,000	9,282,370
8.125% 8/15/19	7,445,000	10,520,716
11.75% 2/15/10	8,500,000	10,401,212
U.S. Treasury Notes:
5.5% 1/31/03	10,893,000	11,036,820
5.5% 5/15/09	14,734,000	16,819,775
TOTAL U.S. TREASURY OBLIGATIONS		60,909,972
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $71,414,769)		75,649,052
U.S. Government Agency - Mortgage Securities - 14.6%

Fannie Mae - 11.7%
5.5% 10/1/17 (h)	9,000,000	9,264,375
5.5% 1/1/32	850,000	860,558
6% 4/1/09 to 6/1/32	17,676,451	18,262,466
6% 10/1/32 (h)	1,740,940	1,788,272
6.5% 9/1/25 to 8/1/32	29,047,150	30,148,642
6.5% 10/1/32 (h)	19,134,307	19,815,967
7% 12/1/25 to 3/1/32	12,637,219	13,218,338
7.5% 10/1/09 to 9/1/29	2,905,015	3,072,671
7.5% 10/1/32 (h)	2,097,717	2,215,058
11.5% 11/1/15	108,345	125,149
TOTAL FANNIE MAE		98,771,496
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Freddie Mac - 0.1%
7.5% 8/1/28 to 11/1/30	$ 981,369	$ 1,036,089
8.5% 3/1/22 to 5/1/22	9,564	10,325
12% 11/1/19	49,808	58,227
TOTAL FREDDIE MAC		1,104,641
Government National Mortgage Association - 2.8%
6.5% 11/15/08 to 8/15/32	8,793,514	9,211,913
7% 3/15/28 to 7/15/32	10,111,519	10,624,286
7.5% 5/15/22 to 8/15/28	2,080,729	2,218,696
8.5% 8/15/29 to 12/15/30	1,577,917	1,708,797
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		23,763,692
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $119,031,376)		123,639,829
Asset-Backed Securities - 1.8%

Amortizing Residential Collateral Trust:
2.16% 8/25/32 (j)	1,982,416	1,980,248
2.6138% 10/25/32 (j)	1,790,000	1,781,050
7% 6/25/32	198,881	196,998
BankAmerica Manufactured Housing Contract Trust V 6.2% 4/10/09	101,705	101,768
Capital One Master Trust:
4.55% 2/15/08	1,800,000	1,866,089
4.9% 3/15/10	510,000	538,209
Capital One Multi-Asset Execution Trust 2.48% 7/15/08 (h)(j)	690,000	686,550
CIT Marine Trust 5.8% 4/15/10	562,203	568,001
Citibank Credit Card Master Trust I 5.75% 2/15/06	685,000	719,179
CSFB Nims Trust:
8% 8/1/32	934,033	913,455
8% 8/27/32	192,281	186,513
Ford Credit Auto Owner Trust 5.71% 9/15/05	405,000	429,063
Household Private Label Credit Card Master Note Trust I 5.5% 1/18/11	550,000	599,844
Long Beach Asset Holdings Corp. Nim Trust 9.05% 5/25/32 (g)	578,415	572,631
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
MBNA Credit Card Master Note Trust 3.9% 11/15/07	$ 1,600,000	$ 1,657,742
Morgan Stanley Dean Witter Capital I Trust:
10% 1/25/32 (g)	377,807	378,516
10% 2/25/32 (g)	558,049	559,095
10% 4/25/32 (g)	291,077	291,623
10% 5/25/32 (g)	288,145	288,686
Railcar Trust 7.75% 6/1/04	12,202	12,839
Sears Credit Account Master Trust II 7.5% 11/15/07	750,000	792,525
UAF Auto Grantor Trust 6.1% 1/15/03 (g)	72,500	72,413
TOTAL ASSET-BACKED SECURITIES (Cost $14,913,101)		15,193,037
Collateralized Mortgage Obligations - 0.5%

U.S. Government Agency - 0.5%
Fannie Mae:
planned amortization class Series 1999-54 Class PH, 6.5% 11/18/29	900,000	957,074
REMIC planned amortization class Series 1999-57 Class PH, 6.5% 12/25/29	800,000	856,853
Freddie Mac Multi-class Mortgage Ctfs. of Prtn. guaranteed REMIC planned amoritization class Series 2444 Class PF, 6.5% 8/15/27	2,400,000	2,512,171
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $4,053,047)		4,326,098
Commercial Mortgage Securities - 2.4%

Asset Securitization Corp.:
sequential pay Series 1995-MD4 Class A1, 7.1% 8/13/29	1,800,801	1,984,243
Series 1997-D5 Class PS1, 1.4810% 2/14/43 (b)(j)	6,968,842	534,913
CBM Funding Corp. sequential pay Series 1996-1:
Class A3PI, 7.08% 11/1/07	828,106	901,795
Class B, 7.48% 2/1/08	680,000	771,083
COMM sequential pay Series 1999-1 Class A2, 6.455% 5/15/32	450,000	505,489
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
CS First Boston Mortgage Securities Corp.:
Series 1997-C2 Class D, 7.27% 1/17/35	$ 1,050,000	$ 1,162,006
Series 1998-C1 Class D, 7.17% 5/17/40	205,000	223,289
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 6/15/31	1,320,000	1,401,675
DLJ Commercial Mortgage Corp. sequential pay Series 1999-CG2 Class A1A, 6.88% 6/10/32	1,294,009	1,427,050
Equitable Life Assurance Society of the United States Series 174:
Class B1, 7.33% 5/15/06 (g)	1,000,000	1,125,386
Class C1, 7.52% 5/15/06 (g)	700,000	782,469
Ginnie Mae guaranteed Multi-family REMIC pass thru securities sequential pay Series 2002-26 Class C, 6.0213% 2/16/24 (j)	550,000	598,297
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.97% 4/13/31 (j)	1,420,000	1,401,806
J.P. Morgan Commercial Mortgage Finance Corp. sequential pay Series 1998-C6 Class A3, 6.613% 1/15/30	1,100,000	1,232,018
LB-UBS Commercial Mortgage Trust sequential pay Series 2001-C3 Class A1, 6.058% 6/15/20	1,628,883	1,767,358
LTC Commercial Mortgage pass thru certificates sequential pay Series 1998-1 Class A, 6.029% 5/30/30 (g)	854,366	905,895
Structured Asset Securities Corp. Series 1996-CFL Class E, 7.75% 2/25/28	390,242	398,977
Thirteen Affiliates of General Growth Properties, Inc.:
sequential pay Series 1 Class A2, 6.602% 11/15/07 (g)	1,150,000	1,291,594
Series 1:
Class D2, 6.992% 11/15/07 (g)	1,100,000	1,202,781
Class E2, 7.224% 11/15/07 (g)	660,000	714,863
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $18,929,362)		20,332,987
Foreign Government and Government Agency Obligations - 0.6%

Chilean Republic:
5.625% 7/23/07	890,000	928,381
7.125% 1/11/12	1,070,000	1,151,588
Foreign Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
Polish Government 6.25% 7/3/12	$ 1,510,000	$ 1,638,350
United Mexican States:
7.5% 1/14/12	780,000	789,750
8% 9/24/22	800,000	760,800
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $5,059,983)		5,268,869
Supranational Obligations - 0.0%

Corporacion Andina de Fomento 6.875% 3/15/12 (Cost $415,509)	420,000	449,009
Money Market Funds - 33.8%
	Shares
Fidelity Cash Central Fund, 1.86% (c)	146,463,838	146,463,838
Fidelity Money Market Central Fund, 1.91% (c)	140,550,134	140,550,134
TOTAL MONEY MARKET FUNDS (Cost $287,013,972)		287,013,972
TOTAL INVESTMENT PORTFOLIO - 103.9% (Cost $918,192,767)		882,486,252
NET OTHER ASSETS - (3.9)%		(33,360,951)
NET ASSETS - 100%		$ 849,125,301
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
Equity Index Contracts
187 S&P 500 Index Contracts	Dec. 2002	$ 38,101,250	$ (4,120,311)

The face value of futures purchased as a percentage of net assets - 4.5%
Legend
(a) Non-income producing
(b) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $36,789,198 or 4.3% of net assets.

(h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $2,849,079.
(j) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $1,061,090,331 and $1,018,586,395, respectively, of which long-term U.S. government and government agency obligations aggregated $511,285,816 and $530,056,089, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $12,937 for the period.
Income Tax Information
At September 30, 2002, the fund had a capital loss carryforward of approximately $55,334,000 of which $7,669,000 and $47,665,000 will expire on September 30, 2009 and 2010, respectively.
The fund intends to elect to defer to its fiscal year ending September 30, 2003, approximately $8,627,000 of losses recognized during the period November 1, 2001 to September 30, 2002.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2002

Assets
Investment in securities, at value (cost $918,192,767) - See accompanying schedule		$ 882,486,252
Cash		169,859
Receivable for investments sold		1,172,581
Receivable for fund shares sold		2,193,895
Dividends receivable		201,592
Interest receivable		6,736,625
Other receivables		367
Total assets		892,961,171

Liabilities
Payable for investments purchased Regular delivery	$ 4,945,446
Delayed delivery	33,983,698
Payable for fund shares redeemed	3,932,324
Accrued management fee	310,802
Payable for daily variation on futures contracts	481,525
Other payables and accrued expenses	182,075
Total liabilities		43,835,870

Net Assets		$ 849,125,301
Net Assets consist of:
Paid in capital		$ 946,376,548
Undistributed net investment income		4,202,699
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(61,627,120)
Net unrealized appreciation (depreciation) on investments		(39,826,826)
Net Assets, for 80,018,556 shares outstanding		$ 849,125,301
Net Asset Value, offering price and redemption price per share ($849,125,301 ÷ 80,018,556 shares)		$ 10.61

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended September 30, 2002

Investment Income
Dividends		$ 2,537,608
Interest		38,325,186
Total income		40,862,794
Expenses
Management fee	$ 3,876,105
Transfer agent fees	1,470,689
Accounting fees and expenses	224,050
Non-interested trustees' compensation	3,151
Custodian fees and expenses	57,859
Registration fees	45,190
Audit	41,076
Legal	5,688
Miscellaneous	29,715
Total expenses before reductions	5,753,523
Expense reductions	(98,205)	5,655,318
Net investment income (loss)		35,207,476
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investments	3,004,913
Foreign currency transactions	10
Futures contracts	127,743
Total net realized gain (loss)		3,132,666
Change in net unrealized appreciation (depreciation) on: Investment securities	(40,807,737)
Futures contracts	(4,421,662)
Total change in net unrealized appreciation (depreciation)		(45,229,399)
Net gain (loss)		(42,096,733)
Net increase (decrease) in net assets resulting from operations		$ (6,889,257)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended September 30, 2002	Year ended September 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 35,207,476	$ 47,204,551
Net realized gain (loss)	3,132,666	(60,146,274)
Change in net unrealized appreciation (depreciation)	(45,229,399)	(8,589,012)
Net increase (decrease) in net assets resulting from operations	(6,889,257)	(21,530,735)
Distributions to shareholders from net investment income	(34,805,397)	(46,841,643)
Distributions to shareholders from net realized gain	-	(18,585,700)
Total distributions	(34,805,397)	(65,427,343)
Share transactions Net proceeds from sales of shares	223,469,769	487,220,816
Reinvestment of distributions	33,022,254	62,057,762
Cost of shares redeemed	(282,028,465)	(364,391,087)
Net increase (decrease) in net assets resulting from share transactions	(25,536,442)	184,887,491
Total increase (decrease) in net assets	(67,231,096)	97,929,413

Net Assets
Beginning of period	916,356,397	818,426,984
End of period (including undistributed net investment income of $4,202,699 and undistributed net investment income of $4,176,015, respectively)	$ 849,125,301	$ 916,356,397
Other Information Shares
Sold	20,084,529	41,381,680
Issued in reinvestment of distributions	2,968,552	5,320,503
Redeemed	(25,332,214)	(31,244,863)
Net increase (decrease)	(2,279,133)	15,457,320

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 11.13	$ 12.24	$ 12.15	$ 12.45	$ 12.36
Income from Investment Operations
Net investment income (loss) B	.43	.59	.65	.58	.57
Net realized and unrealized gain (loss)	(.52)	(.87)	.30	.22	.39
Total from investment operations	(.09)	(.28)	.95	.80	.96
Distributions from net investment income	(.43)	(.61)	(.65)	(.57)	(.58)
Distributions from net realized gain	-	(.22)	(.21)	(.53)	(.29)
Total distributions	(.43)	(.83)	(.86)	(1.10)	(.87)
Net asset value, end of period	$ 10.61	$ 11.13	$ 12.24	$ 12.15	$ 12.45
Total Return A	(.92)%	(2.40)%	8.10%	6.65%	8.06%
Ratios to Average Net Assets C
Expenses before expense reductions	.64%	.64%	.65%	.69%	.71%
Expenses net of voluntary waivers, if any	.64%	.64%	.65%	.69%	.71%
Expenses net of all reductions	.63%	.62%	.62%	.67%	.69%
Net investment income (loss)	3.90%	5.10%	5.36%	4.72%	4.62%
Supplemental Data
Net assets, end of period (000 omitted)	$ 849,125	$ 916,356	$ 818,427	$ 902,755	$ 776,116
Portfolio turnover rate	164%	164%	140%	121%	156%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2002

1. Significant Accounting Policies.

Fidelity Asset Manager: Income (the fund) is a fund of Fidelity Charles Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, prior period premium and discount on debt securities, defaulted bonds, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 21,192,884
Unrealized depreciation	(57,554,070)
Net unrealized appreciation (depreciation)	(36,361,186)
Undistributed ordinary income	3,070,886
Capital loss carryforward	(55,333,823)
Total Distributable earnings	$ (88,624,123)
Cost for federal income tax purposes	$ 918,847,438

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 34,805,397

Change in Accounting Principle. Effective October 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $979,414 decrease to the cost of securities held and a corresponding decrease to accumulated net undistributed realized gain (loss), based on securities held by the fund on October 1, 2001.

The effect of this change during the period, was to decrease net investment income (loss) by $20,330; decrease net unrealized appreciation/ depreciation by $164,675; and increase net realized gain (loss) by $185,005. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Repurchase Agreements. Fidelity Management and Research Company (FMR) has received an Exemptive order from the Securities and Exchange Commission which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements, that are collateralized by commercial paper and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption Futures Contracts. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .16% of average net assets.

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $6,151,333 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions.

Certain security trades were directed to brokers who paid $67,737 of the fund's expenses. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $3,405 and $27,063, respectively.

7. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of 15% of the total outstanding shares of the fund.

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Charles Street Trust and Shareholders of Fidelity Asset Manager: Income:

We have audited the accompanying statement of assets and liabilities of Fidelity Asset Manager: Income (the Fund), a fund of Fidelity Charles Street Trust, including the portfolio of investments, as of September 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Asset Manager: Income as of September 30, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 8, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 266 funds advised by FMR or an affiliate. Mr. McCoy oversees 268 funds advised by FMR or an affiliate, and Mr. Stavropoulos oversees 231 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1981

President of Asset Manager: Income®. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001
Senior Vice President of Asset Manager: Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990
Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991
Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992
Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997
Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987
Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000
Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993
Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Bart A. Grenier (43)

Year of Election or Appointment: 2001

Vice President of Asset Manager: Income. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), and Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000) Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Richard C. Habermann (62)

Year of Election or Appointment: 1996
Vice President of Asset Manager: Income (1996). Mr. Habermann is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Habermann managed a variety of Fidelity funds.

Charles Mangum (38)

Year of Election or Appointment: 2001
Vice President of Asset Manager: Income. Mr. Mangum is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mangum managed a variety of Fidelity funds.

Jeffrey Moore (36)
Year of Election or Appointment: 2002 Vice President of Asset Manager: Income. Prior to assuming his current responsibilities, Mr. Moore served as a fixed-income analyst and portfolio manager.
John Todd (53)

Year of Election or Appointment: 1996
Vice President of Asset Manager: Income. Mr. Todd is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Todd managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Asset Manager: Income (1998). He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of Asset Manager: Income. She also serves as Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (56)
Year of Election or Appointment: 1992 Assistant Treasurer of Asset Manager: Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Asset Manager: Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), Compliance Officer of FMR Corp., and Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002) and Fidelity Management & Research (Far East) (1991-2002).

Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Asset Manager: Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of 12.15% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 4% of the dividends distributed in October, November, and December of 2001, and 9% from February through September of 2002, as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

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Spartan®

Investment Grade Bond

Fund

Annual Report

September 30, 2002

(2_fidelity_logos)(Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The Dow Jones Industrial AverageSM - often used as a gauge of U.S. stock market performance - fell to its lowest point in four years during September 2002. The third quarter was the average's worst three-month stretch since the final quarter of 1987, and the Dow had its worst September since 1937. With equities in disarray, investors flocked to U.S. Treasury bonds, pushing yields of the bellwether 10-year Treasury note to 40-year lows.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the total returns and dividends would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended September 30, 2002	Past 1 year	Past 5 years	Life of fund
Spartan ® Inv. Grade Bond	7.23%	43.34%	107.54%
LB Aggregate Bond	8.60%	45.79%	102.67%
Intermediate Investment Grade Debt Funds Average	6.20%	37.16%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on October 1, 1992. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers® Aggregate Bond Index - a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended September 30, 2002	Past 1 year	Past 5 years	Life of fund
Spartan Inv. Grade Bond	7.23%	7.47%	7.57%
LB Aggregate Bond	8.60%	7.83%	7.32%
Intermediate Investment Grade Debt Funds Average	6.20%	6.51%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

Performance - continued

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Spartan® Investment Grade Bond Fund on October 1, 1992, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Aggregate Bond Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Total Return Components

	Years ended September 30,
	2002	2001	2000	1999	1998
Dividend returns	5.03%	6.69%	6.73%	5.83%	6.56%
Capital returns	2.20%	6.20%	-0.10%	-5.73%	4.39%
Total returns	7.23%	12.89%	6.63%	0.10%	10.95%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended September 30, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.09¢	25.34¢	50.79¢
Annualized dividend rate	4.63%	4.80%	4.82%
30-day annualized yield	4.45%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.76 over the past one month, $10.54 over the past six months and $10.53 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. If Fidelity had not reimbursed certain fund expenses during the periods shown, the yield would have been 4.35%.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Investment-grade bonds sparkled during the one-year period that ended September 30, 2002, as the economic recovery stalled and the prospects firmed for a continued favorable interest rate environment. The Lehman Brothers® Aggregate Bond Index, a proxy for taxable-bond performance, returned 8.60%, well ahead of flagging stock markets that incurred yet another round of double-digit declines. Negative sentiment infesting the equity markets - due to heightened concerns about corporate governance, terrorism and geopolitical unrest - further boosted demand for bonds, as risk-averse investors sought out safer havens offering some return on their assets. A strong flight to quality in Treasuries and high-quality, higher-yielding government agency securities resulted, as reflected in the stellar performance of the Lehman Brothers U.S. Agency and Treasury indexes, which registered gains of 9.38% and 10.45%, respectively. Meanwhile, the Lehman Brothers Credit Bond Index posted a distant third-place finish, returning 8.19%. While corporates benefited from some economic improvement, eroding investor confidence in the sector, along with widespread credit-quality downgrades and the resulting liquidity crisis, curbed their advances. The Lehman Brothers Mortgage-Backed Securities Index brought up the rear, returning 7.36%. While enjoying lower volatility and reduced prepayment risk for much of the period, mortgage securities retreated during the summer as record-low interest rates triggered another massive refinancing wave, far stronger than the one spawned during the fall of 2001.

(Portfolio Manager photograph)
An interview with Kevin Grant, Portfolio Manager of Spartan Investment Grade Bond Fund

Q. How did the fund perform, Kevin?

A. For the 12 months ending September 30, 2002, the fund returned 7.23%. During the same period, the Lipper Inc. intermediate investment grade debt funds average returned 6.20%, while the Lehman Brothers Aggregate Bond Index gained 8.60%.

Q. What factors drove the fund's performance during the past year?

A. Bonds rallied sharply in the face of historically weak equity markets, a sluggish economy and the steady drumbeat of negative headlines that marked the past 12 months. Interest rates across the yield curve plunged to levels not seen in decades, as skittish investors flocked to high-quality, low-risk government bonds such as Treasuries and agencies. Against a backdrop of falling rates, the fund turned in solid positive absolute returns. However, its performance on a relative basis was mixed. Despite outperforming its peers, the fund trailed the index, largely due to its underweighting in strong-performing government securities. Unfortunately, the yield advantage gained from emphasizing the spread sectors - namely corporate bonds and mortgage securities - was unable to overcome the sharp rally in Treasury prices during the period.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What was your strategy with corporates?

A. It was a period marked by both unprecedented volatility and incredible opportunity in the corporate market. Despite heightened credit risk - fueled by a record number of rating agency downgrades, widespread company mismanagement concerns and corporate accounting issues - we still managed to generate respectable returns in the sector. While the performance of our holdings lagged those of the index, they helped us widen our lead over the Lipper peer average. Risk management was important for the fund, as diversification and good credit analysis helped us sidestep several prominent corporate bond issuers that failed to maintain their investment-grade quality. That's not to say we escaped unscathed, however. We had some exposure to troubled securities - primarily within the telecommunications and utilities sectors - but they were generally smaller positions than those held by our average competitor. This positioning also helped reduce our risk exposure and limit our downside versus the index. We offset some of our losses by overweighting strong-performing real-estate issues and large, high-quality banks, which benefited from solid balance sheets, high quality of assets and scant credit problems. Adding to the fund's holdings in Yankee bonds - dollar-denominated securities issued by foreign entities - was a defensive strategy that also helped. Another key was my decision to selectively trim the fund's corporate weighting heading into the spring as market conditions deteriorated. I took profits in several names, including some economically sensitive cyclical issues that had recovered nicely early in 2002 when it looked like the economy was improving. In hindsight, I wish I had sold more corporates, considering that even the best names faltered during the second half of the period.

Q. How about the fund's positioning in mortgages?

A. The fund benefited from my focus on high-quality mortgage securities that were trading at very attractive yield-spread levels relative to Treasuries. As mortgage rates continued to fall sharply, homeowners grew hungry to refinance, and mortgage bankers became more efficient and aggressive in helping them do so. As such, I focused on securities that were less susceptible to being prepaid, including newly issued current-coupon mortgages in the 5.5%-6% range and commercial mortgage-backed securities. At the same time, I avoided bonds trading at a premium - or above par - which were the most vulnerable to prepayment. Increased volatility and prepayments are negatives for bondholders, given that future cash flows may have to be reinvested at potentially lower interest rates. This strategy of avoiding premium bonds worked, as the market experienced huge waves of mortgage refinancing and mortgage security prepayment during the fall of 2001 and again this past summer, when refinancing activity hit new highs.

Q. What's your outlook?

A. Interest rates are currently very low, but they could go lower. The good news for bondholders is that Treasuries now represent an even smaller share - around 20% - of the investment-grade universe, while the rest of the market arguably has become less correlated in recent years with the general level of interest rates. So, even if the economy were to improve and Treasury yields were to rise moderately - and their prices were to fall - the other sectors still could produce decent total returns. Of course, if rates were to rise significantly in response to a strong economic recovery, I'd have to re-evaluate the fund's positioning.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: high level of current income

Fund number: 448

Trading symbol: FSIBX

Start date: October 1, 1992

Size: as of September 30, 2002, more than $2.7 billion

Manager: Kevin Grant, since 1997; manager, several Fidelity investment-grade taxable bond funds; joined Fidelity in 1993

3

Kevin Grant on his investment approach for the coming months:

"Corporate bonds are now very cheap and are priced in anticipation of a double-dip recession. While I've added some exposure to the sector of late, I've done so prudently. I still maintain only a modest overweighting in the sector because I want the fund to remain flexible enough to take advantage of opportunities whenever and wherever they arise in the market. The challenge for me going forward will be to continue to find the best corporate names at the best prices, while maintaining broad diversification.

"At the end of the period, I felt that the mortgage market offered the best risk/reward profile of any investment-grade sector. After dramatically underperforming Treasuries in recent months, mortgages have become pretty cheap. I think of the mortgage market today as two markets: the old one, which is rapidly getting paid off; and the new one that is replacing it with very low coupon bonds. Interest rates are already at historically low levels, and these mortgages are so low in coupon that it would require rates to fall even further for them to have prepayments, which is unlikely. So, the new market is actually quite different, probably quite a bit safer and, given its compelling yields, an attractive alternative to high-grade corporate bonds. That said, I may look to increase the fund's stake in mortgages going forward."

Annual Report

Investment Changes

Average Years to Maturity as of September 30, 2002
	% of fund's investments	% of fund's investments 6 months ago
Years	6.9	6.6
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of September 30, 2002
6 months ago
Years	3.7	4.9

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (% of fund's investments)
As of September 30, 2002	As of March 31, 2002
U.S. Governments 48.7%	U.S. Governments 51.9%
AAA 4.9%	AAA 2.9%
AA 3.0%	AA 3.0%
A 14.4%	A 13.5%
BBB 15.4%	BBB 15.2%
BB and Below 1.6%	BB and Below 0.5%
Not Rated 0.1%	Not Rated 0.0%
Short-Term Investments 11.9%	Short-Term Investments 13.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's ratings are not available, we have used S&P ® ratings. Securities rated BB or below were rated investment grade at the time of acquisition.

Asset Allocation (% of fund's net assets)
As of September 30, 2002 *		As of March 31, 2002 **
	Corporate Bonds 33.6%		Corporate Bonds 31.6%
	U.S. Governments 54.7%		U.S. Governments 61.2%
	Asset-Backed Securities 6.5%		Asset-Backed Securities 5.5%
	CMOs and Other Mortgage Related Securities 2.1%		CMOs and Other Mortgage Related Securities 1.8%
	Other Investments 1.3%		Other Investments 2.0%
	Short-Term Investments and Net Other Assets 1.8%		Short-Term Investments and Net Other Assets (dagger) (2.1)%
* Foreign investments	8.2%	** Foreign investments	7.3%

(dagger) Net Other Assets are not included in the pie chart.

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Annual Report

Investments September 30, 2002

Showing Percentage of Net Assets

Nonconvertible Bonds - 32.2%
	Principal Amount (000s)	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 2.4%
Media - 2.4%
AOL Time Warner, Inc. 6.875% 5/1/12	$ 4,185	$ 3,808
British Sky Broadcasting Group PLC (BSkyB) yankee 8.2% 7/15/09	7,750	7,866
Clear Channel Communications, Inc. 7.875% 6/15/05	2,725	2,838
Continental Cablevision, Inc.:
8.3% 5/15/06	1,775	1,731
9% 9/1/08	1,500	1,455
Cox Communications, Inc.:
7.125% 10/1/12	3,690	3,681
7.75% 8/15/06	2,000	2,066
7.75% 11/1/10	6,900	7,142
News America Holdings, Inc.:
7.75% 1/20/24	10,000	9,491
8% 10/17/16	6,000	6,491
TCI Communications, Inc. 9.8% 2/1/12	4,400	4,380
Time Warner Entertainment Co. LP:
8.375% 3/15/23	810	760
8.375% 7/15/33	14,275	13,240
8.875% 10/1/12	750	756
10.15% 5/1/12	500	515
		66,220
CONSUMER STAPLES - 0.7%
Food Products - 0.1%
Dole Food Co., Inc. 7.25% 5/1/09	2,785	2,451
Tobacco - 0.6%
Philip Morris Companies, Inc. 7% 7/15/05	3,600	3,950
RJ Reynolds Tobacco Holdings, Inc.:
6.5% 6/1/07	3,915	4,126
7.25% 6/1/12	4,100	4,375
7.75% 5/15/06	2,795	3,090
		15,541
TOTAL CONSUMER STAPLES		17,992
ENERGY - 0.7%
Oil & Gas - 0.7%
Duke Energy Field Services LLC 7.875% 8/16/10	6,000	6,310
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - continued
Louis Dreyfus Natural Gas Corp. 6.875% 12/1/07	$ 3,000	$ 3,354
Oryx Energy Co. 8.375% 7/15/04	5,000	5,444
The Coastal Corp. 7.75% 10/15/35	35	22
Valero Energy Corp. 6.875% 4/15/12	3,225	3,175
		18,305
FINANCIALS - 17.9%
Banks - 3.0%
Bank of Montreal 6.1% 9/15/05	3,000	3,255
Bank One NA, Chicago 5.5% 3/26/07	4,770	5,178
BankBoston Corp. 6.625% 2/1/04	110	115
Barclays Bank PLC yankee 8.55% 9/29/49 (c)(d)	1,595	1,933
Capital One Bank:
6.375% 2/15/03	1,600	1,576
6.65% 3/15/04	400	379
Fleet Financial Group, Inc. 7.125% 4/15/06	260	287
FleetBoston Financial Corp. 7.25% 9/15/05	7,730	8,458
HSBC Finance Nederland BV 7.4% 4/15/03 (d)	250	257
KeyCorp. 4.625% 5/16/05	5,045	5,253
Korea Development Bank:
7.125% 4/22/04	1,710	1,828
7.375% 9/17/04	3,060	3,327
Landesbank Baden-Wurttemberg 6.35% 4/1/12	2,600	2,938
MBNA America Bank NA 6.625% 6/15/12	4,320	4,240
MBNA Corp.:
6.34% 6/2/03	800	815
6.875% 11/15/02	3,600	3,619
7.5% 3/15/12	5,360	5,655
Merita Bank Ltd. yankee 6.5% 1/15/06	3,000	3,298
PNC Funding Corp. 5.75% 8/1/06	3,870	4,126
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (g)	3,705	4,108
7.816% 11/29/49	705	792
8.817% 3/31/49	2,845	3,235
9.118% 3/31/49	2,045	2,572
Union Planters Corp. 6.75% 11/1/05	1,200	1,330
Union Planters National Bank, Memphis 5.125% 6/15/07	2,385	2,567
Washington Mutual Bank 6.875% 6/15/11	3,500	3,981
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Banks - continued
Washington Mutual, Inc. 5.625% 1/15/07	$ 5,175	$ 5,507
Wells Fargo Bank NA, San Francisco 7.55% 6/21/10	2,200	2,640
		83,269
Diversified Financials - 12.5%
ABN AMRO NA Holding Pfd. Capital Repackage Trust I yankee 6.523% 12/29/49 (c)(d)	3,000	3,038
American Gen. Finance Corp. 5.875% 7/14/06	11,700	12,566
Amvescap PLC:
5.9% 1/15/07	2,940	3,144
6.375% 5/15/03	1,500	1,533
6.6% 5/15/05	7,750	8,389
Associates Corp. of North America 6% 7/15/05	5,000	5,388
Capital One Financial Corp. 7.125% 8/1/08	2,900	2,373
CIT Group, Inc.:
5.5% 2/15/04	980	993
7.75% 4/2/12	3,800	4,134
Citigroup, Inc.:
5.625% 8/27/12	7,000	7,306
7.25% 10/1/10	8,100	9,283
Conoco Funding Co. 6.35% 10/15/11	4,265	4,801
Countrywide Home Loans, Inc.:
5.5% 8/1/06	12,785	13,430
5.625% 5/15/07	3,900	4,135
6.85% 6/15/04	965	1,023
Credit Suisse First Boston (USA), Inc.:
5.875% 8/1/06	4,300	4,609
6.5% 1/15/12	2,770	2,957
Delta Air Lines, Inc. pass thru trust certificate 7.57% 11/18/10	880	937
Deutsche Telekom International Finance BV 8.25% 6/15/05	7,380	7,915
Devon Financing Corp. U.L.C. 6.875% 9/30/11	4,140	4,649
Ford Motor Credit Co.:
5.8% 1/12/09	3,170	2,862
6.5% 1/25/07	8,140	7,855
6.875% 2/1/06	12,200	12,007
7.375% 10/28/09	3,960	3,765
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financials - continued
Ford Motor Credit Co.: - continued
7.875% 6/15/10	$ 8,525	$ 8,407
General Electric Capital Corp.:
6% 6/15/12	4,500	4,848
6.125% 2/22/11	14,500	15,744
General Motors Acceptance Corp.:
6.38% 1/30/04	4,720	4,839
6.75% 1/15/06	7,080	7,337
6.875% 9/15/11	6,055	5,902
Goldman Sachs Group, Inc.:
5.7% 9/1/12	4,100	4,180
6.6% 1/15/12	9,250	10,154
Household Finance Corp.:
6.375% 10/15/11	7,955	7,395
7% 5/15/12	4,000	3,854
8% 5/9/05	1,585	1,658
HSBC Capital Funding LP 9.547% 12/31/49 (c)(d)	4,300	5,207
ING Capital Funding Trust III 8.439% 12/31/10	11,110	12,806
J.P. Morgan Chase & Co. 6.75% 2/1/11	6,835	7,456
John Deere Capital Corp. 2.42% 9/17/04 (g)	8,000	8,003
Lehman Brothers Holdings, Inc. 6.625% 1/18/12	200	219
Mellon Funding Corp. 7.5% 6/15/05	1,500	1,695
Merrill Lynch & Co., Inc.:
6.13% 5/16/06	1,235	1,336
6.15% 1/26/06	6,400	6,902
Morgan Stanley 6.6% 4/1/12	4,825	5,249
Newcourt Credit Group, Inc. 6.875% 2/16/05	1,850	1,931
NiSource Finance Corp.:
7.625% 11/15/05	8,620	8,805
7.875% 11/15/10	5,940	6,107
Petronas Capital Ltd. 7% 5/22/12 (d)	9,140	10,168
Popular North America, Inc. 6.125% 10/15/06	5,570	6,013
Powergen US Funding LLC 4.5% 10/15/04	2,085	2,152
Sears Roebuck Acceptance Corp.:
6.7% 4/15/12	5,200	5,509
7% 6/1/32	8,000	7,940
Sprint Capital Corp.:
5.875% 5/1/04	290	251
6.875% 11/15/28	18,830	10,853
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financials - continued
Sprint Capital Corp.: - continued
7.125% 1/30/06	$ 2,800	$ 2,110
8.75% 3/15/32	4,710	3,154
TCI Communications Financing III 9.65% 3/31/27	2,500	2,355
TXU Eastern Funding 6.75% 5/15/09	4,200	4,031
UBS Preferred Funding Trust 1 8.622% 12/29/49	4,400	5,261
Verizon Global Funding Corp.:
6.125% 6/15/07	5,800	6,039
7.25% 12/1/10	5,000	5,232
7.375% 9/1/12	3,275	3,448
		343,642
Real Estate - 2.4%
Cabot Industrial Property LP 7.125% 5/1/04	2,280	2,387
Camden Property Trust 5.875% 6/1/07	2,665	2,800
CenterPoint Properties Trust:
5.75% 8/15/09	3,065	3,112
6.75% 4/1/05	1,100	1,188
Duke Realty LP 7.3% 6/30/03	4,000	4,134
EOP Operating LP:
6.5% 1/15/04	2,255	2,347
6.625% 2/15/05	10,010	10,744
6.75% 2/15/08	6,270	6,871
7.75% 11/15/07	1,345	1,538
ERP Operating LP 7.1% 6/23/04	4,000	4,296
Gables Realty LP:
5.75% 7/15/07	5,500	5,743
6.8% 3/15/05	765	830
Mack-Cali Realty LP 7.75% 2/15/11	7,300	8,223
Merry Land & Investment Co., Inc. 7.25% 6/15/05	3,150	3,471
ProLogis Trust 6.7% 4/15/04	970	1,018
Regency Centers LP 6.75% 1/15/12	5,280	5,791
		64,493
TOTAL FINANCIALS		491,404
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
INDUSTRIALS - 1.7%
Aerospace & Defense - 0.5%
Lockheed Martin Corp. 8.2% 12/1/09	$ 3,000	$ 3,686
Raytheon Co.:
5.7% 11/1/03	3,400	3,473
7.9% 3/1/03	5,395	5,484
		12,643
Airlines - 0.0%
Delta Air Lines, Inc. equipment trust certificate 8.54% 1/2/07	1,984	1,389
Industrial Conglomerates - 0.5%
Tyco International Group SA:
6.875% 1/15/29	3,000	2,295
yankee 6.75% 2/15/11	14,250	11,756
		14,051
Road & Rail - 0.7%
Burlington Northern Santa Fe Corp. 6.53% 7/15/37	10,000	10,680
Norfolk Southern Corp. 7.25% 2/15/31	7,400	8,603
		19,283
TOTAL INDUSTRIALS		47,366
INFORMATION TECHNOLOGY - 0.7%
Communications Equipment - 0.3%
Motorola, Inc.:
6.75% 2/1/06	1,000	984
8% 11/1/11	6,355	6,275
		7,259
Computers & Peripherals - 0.4%
Hewlett-Packard Co.:
5.5% 7/1/07	5,020	5,193
6.5% 7/1/12	4,495	4,689
Sun Microsystems, Inc. 7.5% 8/15/06	1,000	997
		10,879
TOTAL INFORMATION TECHNOLOGY		18,138
MATERIALS - 0.2%
Metals & Mining - 0.1%
Falconbridge Ltd. 7.35% 6/5/12	2,105	2,254
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
MATERIALS - continued
Paper & Forest Products - 0.1%
Weyerhaeuser Co. 6.125% 3/15/07 (d)	$ 4,300	$ 4,580
TOTAL MATERIALS		6,834
TELECOMMUNICATION SERVICES - 3.9%
Diversified Telecommunication Services - 3.1%
AT&T Corp. 6.5% 3/15/29	25,095	20,829
British Telecommunications PLC:
8.375% 12/15/10	6,800	7,989
8.875% 12/15/30	3,980	4,799
Cable & Wireless Optus Finance Property Ltd. 8.125% 6/15/09 (d)	2,300	2,684
Citizens Communications Co. 8.5% 5/15/06	3,785	3,634
France Telecom SA 9.25% 3/1/11	13,000	14,181
GTE Corp. 7.83% 5/1/23	1,000	1,033
Koninklijke KPN NV yankee 8% 10/1/10	6,200	6,851
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	3,075	3,082
Telefonos de Mexico SA de CV 8.25% 1/26/06	8,500	8,872
Teleglobe Canada, Inc. yankee:
7.2% 7/20/09 (b)	8,440	211
7.7% 7/20/29 (b)	2,611	65
TELUS Corp.:
7.5% 6/1/07	10,240	8,346
8% 6/1/11	3,000	2,295
		84,871
Wireless Telecommunication Services - 0.8%
AT&T Wireless Services, Inc.:
7.35% 3/1/06	1,000	870
8.75% 3/1/31	9,345	6,728
Cingular Wireless LLC:
5.625% 12/15/06	6,800	6,736
6.5% 12/15/11	4,755	4,576
7.125% 12/15/31	4,000	3,521
		22,431
TOTAL TELECOMMUNICATION SERVICES		107,302
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
UTILITIES - 4.0%
Electric Utilities - 2.8%
Allegheny Energy Supply Co. LLC 8.25% 4/15/12 (d)	$ 2,100	$ 1,223
Avon Energy Partners Holdings:
6.46% 3/4/08 (d)	3,200	3,315
7.05% 12/11/07 (d)	6,000	6,393
Constellation Energy Group, Inc.:
6.35% 4/1/07	4,790	4,936
7% 4/1/12	3,105	3,233
Dominion Resources, Inc. 6.25% 6/30/12	2,820	3,053
FirstEnergy Corp.:
5.5% 11/15/06	4,500	4,359
6.45% 11/15/11	8,295	7,801
FPL Group Capital, Inc. 6.125% 5/15/07	3,090	3,340
Hydro-Quebec:
6.3% 5/11/11	15,500	17,845
yankee 8% 2/1/13	250	323
Illinois Power Co. 7.5% 6/15/09	4,800	3,912
Israel Electric Corp. Ltd. 7.75% 12/15/27 (d)	2,445	2,300
Oncor Electric Delivery Co. 6.375% 5/1/12	3,470	3,772
Reliant Energy Resources Corp. 8.125% 7/15/05	3,000	2,709
TECO Energy, Inc.:
6.125% 5/1/07	5,375	4,980
7% 5/1/12	2,080	1,865
Texas Utilities Co. 6.375% 1/1/08	1,065	1,021
		76,380
Gas Utilities - 0.9%
Consolidated Natural Gas Co. 6.85% 4/15/11	1,200	1,312
El Paso Energy Corp. 7.75% 1/15/32	195	125
KeySpan Corp.:
7.25% 11/15/05	3,390	3,781
7.625% 11/15/10	2,500	2,959
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (d)	5,200	5,818
Sempra Energy 7.95% 3/1/10	1,650	1,786
Tennessee Gas Pipeline Co. 7.625% 4/1/37	2,930	2,227
Texas Eastern Transmission Corp.:
5.25% 7/15/07	1,395	1,457
7.3% 12/1/10	3,435	3,880
		23,345
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
UTILITIES - continued
Multi-Utilities & Unregulated Power - 0.3%
Williams Companies, Inc.:
7.125% 9/1/11	$ 8,715	$ 5,403
7.5% 1/15/31	2,010	1,085
8.125% 3/15/12 (d)	4,725	3,024
		9,512
TOTAL UTILITIES		109,237
TOTAL NONCONVERTIBLE BONDS (Cost $880,285)		882,798
U.S. Government and Government Agency Obligations - 14.2%

U.S. Government Agency Obligations - 4.5%
Fannie Mae:
5% 5/14/07	16,700	17,301
5.25% 6/15/06	5,145	5,580
5.5% 5/2/06	7,740	8,339
6.25% 2/1/11	3,210	3,565
6.25% 7/19/11	17,800	18,725
6.625% 11/15/10	6,070	7,083
7.25% 1/15/10	14,600	17,640
Federal Home Loan Bank 7.25% 5/15/03	9,370	9,712
Financing Corp. - coupon STRIPS 0% 3/26/04	5,606	5,440
Freddie Mac:
2.875% 9/26/05	13,800	13,803
5.875% 3/21/11	15,425	16,770
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		123,958
U.S. Treasury Obligations - 9.7%
U.S. Treasury Bonds:
6.125% 11/15/27	17,300	20,563
6.125% 8/15/29	134,135	160,538
6.375% 8/15/27	8,050	9,847
9.875% 11/15/15	4,860	7,616
11.25% 2/15/15	18,900	32,007
U.S. Treasury Notes:
4.375% 5/15/07	440	475
4.75% 11/15/08	8,200	9,006
U.S. Government and Government Agency Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Treasury Obligations - continued
U.S. Treasury Notes: - continued
5% 8/15/11	$ 18,010	$ 20,002
6% 8/15/09	5,500	6,440
TOTAL U.S. TREASURY OBLIGATIONS		266,494
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $357,237)		390,452
U.S. Government Agency - Mortgage Securities - 38.1%

Fannie Mae - 23.7%
5.5% 1/1/09 to 4/1/11	6,447	6,726
5.5% 10/1/17 (e)	40,806	42,005
5.5% 12/1/32 (e)	11,000	11,038
6% 4/1/13 to 9/1/32	68,378	70,446
6% 10/1/32 (e)	61,725	63,403
6.5% 12/1/25 to 8/1/32 (f)	176,587	183,246
6.5% 10/1/32 (e)	231,618	239,869
7% 3/1/23 to 4/1/32	16,563	17,343
7.5% 7/1/25 to 12/1/30	15,879	16,823
9.5% 4/1/17 to 12/1/18	422	468
TOTAL FANNIE MAE		651,367
Freddie Mac - 0.1%
8.5% 5/1/25 to 8/1/27	1,417	1,522
Government National Mortgage Association - 14.3%
6% 10/15/08 to 7/15/29	4,430	4,633
6.5% 10/15/27 to 8/15/32	11,476	11,987
7% 3/15/23 to 7/15/32	326,034	342,501
7.5% 12/15/05 to 10/15/27	5,119	5,469
8% 1/15/30 to 6/15/32	15,849	17,012
8% 10/1/32 (e)	10,000	10,706
8.5% 8/15/29 to 8/15/30	963	1,043
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		393,351
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $1,022,907)		1,046,240
Asset-Backed Securities - 3.2%
	Principal Amount (000s)	Value (Note 1) (000s)
American Express Credit Account Master Trust 6.1% 12/15/06	$ 2,600	$ 2,763
Capital One Master Trust 5.45% 3/16/09	7,800	8,380
Capital One Multi-Asset Execution Trust 2.48% 7/15/08 (e)(g)	5,185	5,159
Chase Manhattan Auto Owner Trust 5.06% 2/15/08	1,575	1,632
Ford Credit Auto Owner Trust:
5.54% 12/15/05	3,000	3,193
5.71% 9/15/05	1,775	1,880
Honda Auto Receivables Owner Trust 5.09% 10/18/06	3,525	3,683
Household Home Equity Loan Trust 2.12% 4/20/32 (g)	12,042	11,998
JCPenney Master Credit Card Trust 5.5% 6/15/07	13,400	13,897
MBNA Credit Card Master Note Trust 2.1831% 1/15/09 (g)	24,500	24,252
Morgan Stanley Dean Witter Capital I Trust 9.5% 6/25/32 (d)	4,684	4,678
Sears Credit Account Master Trust II 6.75% 9/16/09	6,300	7,011
TOTAL ASSET-BACKED SECURITIES (Cost $86,221)		88,526
Collateralized Mortgage Obligations - 0.4%

U.S. Government Agency - 0.4%
Freddie Mac Multi-class Mortgage Ctfs. of Prtn. guaranteed REMIC planned amortization class Series 1669 Class H, 6.5% 7/15/23 (Cost $9,669)	10,000	10,782
Commercial Mortgage Securities - 1.2%

Commercial Resecuritization Trust sequential pay Series 1999-ABC1 Class A, 6.74% 1/1/09 (d)	4,670	5,042
CS First Boston Mortgage Securities Corp.:
sequential pay Series 2000-C1 Class A2, 7.545% 4/15/62	3,100	3,665
Series 1997-C2 Class D, 7.27% 1/17/35	1,065	1,179
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 5/10/10	8,000	9,514
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Equitable Life Assurance Society of the United States Series 174:
Class B1, 7.33% 5/15/06 (d)	$ 1,000	$ 1,125
Class C1, 7.52% 5/15/06 (d)	1,000	1,118
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.97% 4/13/31 (g)	2,000	1,974
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 11/15/07 (d)	7,000	7,862
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $27,788)		31,479
Foreign Government and Government Agency Obligations - 1.2%

Chilean Republic 7.125% 1/11/12	3,915	4,214
Malaysian Government 7.5% 7/15/11	3,325	3,869
New Brunswick Province yankee 7.625% 2/15/13	500	635
Ontario Province:
6% 2/21/06	4,600	5,068
7% 8/4/05	2,000	2,239
Polish Government 6.25% 7/3/12	3,965	4,302
United Mexican States:
7.5% 1/14/12	6,400	6,480
8.5% 2/1/06	3,325	3,633
9.875% 2/1/10	3,000	3,405
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $31,224)		33,845
Supranational Obligations - 0.1%

Corporacion Andina de Fomento 6.875% 3/15/12 (Cost $3,037)	3,070	3,282
Fixed-Income Funds - 8.4%
	Shares
Fidelity Ultra-Short Central Fund (a) (Cost $232,000)	2,322,510	230,393
Cash Equivalents - 13.6%
	Maturity Amount (000s)	Value (Note 1) (000s)
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 1.97%, dated 9/30/02 due 10/1/02) (Cost $371,787)	$ 371,807	$ 371,787
TOTAL INVESTMENT PORTFOLIO - 112.6% (Cost $3,022,155)		3,089,584
NET OTHER ASSETS - (12.6)%		(345,800)
NET ASSETS - 100%		$ 2,743,784
Legend
(a) A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(b) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(c) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $69,765,000 or 2.5% of net assets.

(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f) A portion of the security is subject to a forward commitment to sell.
(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $7,071,476,000 and $6,811,053,000, respectively, of which long-term U.S. government and government agency obligations aggregated $6,168,104,000 and $6,120,211,000, respectively.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which the loans were outstanding amounted to $32,676,000. The weighted average interest rate was 1.87%. Interest earned from the interfund lending program amounted to $7,000 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

Income Tax Information
The fund hereby designates approximately $1,275,000 as a 20% rate capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	September 30, 2002

Assets
Investment in securities, at value (including repurchase agreements of $371,787) (cost $ 3,022,155) - See accompanying schedule		$ 3,089,584
Commitment to sell securities on a delayed delivery basis	$ (25,891)
Receivable for securities sold on a delayed delivery basis	25,744	(147)
Receivable for investments sold, regular delivery		118
Cash		1
Receivable for fund shares sold		4,924
Interest receivable		24,742
Receivable from investment adviser for expense reductions		224
Total assets		3,119,446

Liabilities
Payable for investments purchased Regular delivery	25
Delayed delivery	369,749
Payable for fund shares redeemed	3,786
Distributions payable	746
Accrued management fee	1,356
Total liabilities		375,662

Net Assets		$ 2,743,784
Net Assets consist of:
Paid in capital		$ 2,627,108
Undistributed net investment income		2,706
Accumulated undistributed net realized gain (loss) on investments		46,688
Net unrealized appreciation (depreciation) on investments		67,282
Net Assets, for 254,357 shares outstanding		$ 2,743,784
Net Asset Value, offering price and redemption price per share ($2,743,784 ÷ 254,357 shares)		$ 10.79

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended September 30, 2002

Investment Income
Interest		$ 147,027
Security lending		385
Total income		147,412
Expenses
Management fee	$ 16,236
Non-interested trustees' compensation	10
Total expenses before reductions	16,246
Expense reductions	(2,757)	13,489
Net investment income (loss)		133,923
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investments		58,576
Change in net unrealized appreciation (depreciation) on: Investment securities	(4,170)
Delayed delivery commitments	(38)
Total change in net unrealized appreciation (depreciation)		(4,208)
Net gain (loss)		54,368
Net increase (decrease) in net assets resulting from operations		$ 188,291

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended September 30, 2002	Year ended September 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 133,923	$ 124,660
Net realized gain (loss)	58,576	38,677
Change in net unrealized appreciation (depreciation)	(4,208)	91,763
Net increase (decrease) in net assets resulting from operations	188,291	255,100
Distributions to shareholders from net investment income	(130,391)	(126,822)
Distributions to shareholders from net realized gain	(15,551)	-
Total distributions	(145,942)	(126,822)
Share transactions Net proceeds from sales of shares	1,530,222	1,222,841
Reinvestment of distributions	133,806	114,665
Cost of shares redeemed	(1,403,212)	(859,915)
Net increase (decrease) in net assets resulting from share transactions	260,816	477,591
Total increase (decrease) in net assets	303,165	605,869

Net Assets
Beginning of period	2,440,619	1,834,750
End of period (including undistributed net investment income of $2,706 and undistributed net investment income of $387, respectively)	$ 2,743,784	$ 2,440,619
Other Information Shares
Sold	145,355	118,232
Issued in reinvestment of distributions	12,708	11,102
Redeemed	(133,479)	(83,067)
Net increase (decrease)	24,584	46,267

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 10.62	$ 10.00	$ 10.01	$ 10.70	$ 10.25
Income from Investment Operations
Net investment income (loss) B	.521 D	.618	.640	.620	.634
Net realized and unrealized gain (loss)	.218 D	.634	(.005)	(.610)	.453
Total from investment operations	.739	1.252	.635	.010	1.087
Distributions from net investment income	(.508)	(.632)	(.645)	(.620)	(.637)
Distributions from net realized gain	(.061)	-	-	(.022)	-
Distributions in excess of net realized gain	-	-	-	(.058)	-
Total distributions	(.569)	(.632)	(.645)	(.700)	(.637)
Net asset value, end of period	$ 10.79	$ 10.62	$ 10.00	$ 10.01	$ 10.70
Total Return A	7.23%	12.89%	6.63%	.10%	10.95%
Ratios to Average Net Assets C
Expenses before expense reductions	.60%	.60%	.60%	.60%	.63%
Expenses net of voluntary waivers, if any	.50%	.50%	.50%	.47%	.38%
Expenses net of all reductions	.50%	.50%	.50%	.47%	.38%
Net investment income (loss)	4.95% D	6.02%	6.50%	6.04%	6.11%
Supplemental Data
Net assets, end of period (in millions)	$ 2,744	$ 2,441	$ 1,835	$ 1,638	$ 1,220
Portfolio turnover rate	271%	223%	122%	148%	222%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.005 and increase net realized and unrealized gain (loss) per share by $.005. Without this change the ratio of net investment income (loss) to average net assets would have been 5.00%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2002

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Spartan Investment Grade Bond Fund (the fund) is a fund of Fidelity Charles Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from realized gain for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to prior period premium and discount on debt securities, market discount and losses deferred due to wash sales and futures transactions.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 111,971
Unrealized depreciation	(44,257)
Net unrealized appreciation (depreciation)	67,714
Undistributed ordinary income	43,245
Undistributed long-term capital gain	10,972
Total Distributable earnings	$ 121,931
Cost for federal income tax purposes	$ 3,021,870

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 144,667
Long-term Capital Gains	1,275
Total	$ 145,942

Change in Accounting Principle. Effective October 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $1,030 decrease to the cost of securities held and a corresponding decrease to accumulated net undistributed realized gain (loss), based on securities held by the fund on October 1, 2001.

The effect of this change during the period, was to decrease net investment income (loss) by $1,231; increase net unrealized appreciation/depreciation by $1,526; and decrease net realized gain (loss) by $295. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Annual Report

2. Operating Policies.

Repurchase Agreements. Fidelity Management and Research Company (FMR) has received an Exemptive order from the Securities and Exchange Commission which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the fund's Statement of Assets and Liabilities under the caption "Delayed delivery." Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (FMR) and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee of .60% of the fund's average net assets. FMR pays all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest expense. The management fee paid to FMR by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $6,067 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At the end of the period there were no security loans outstanding.

Annual Report

6. Expense Reductions.

FMR agreed to reimburse the fund to the extent operating expenses exceeded .50% of average net assets. Some expenses, for example interest expense, are excluded from this reimbursement. During the period, this reimbursement reduced the fund's expenses by $2,721.

In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's expenses by $36.

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Charles Street Trust and Shareholders of Spartan Investment Grade Bond Fund:

We have audited the accompanying statement of assets and liabilities of Spartan Investment Grade Bond Fund (the Fund), a fund of Fidelity Charles Street Trust, including the portfolio of investments, as of September 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Spartan Investment Grade Bond Fund as of September 30, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 11, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 266 funds advised by FMR or an affiliate. Mr. McCoy oversees 268 funds advised by FMR or an affiliate, and Mr. Stavropoulos oversees 231 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1981

President of Spartan Investment Grade Bond. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Spartan Investment Grade Bond. Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998), a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (48)

Year of Election or Appointment: 1997

Vice President of Spartan Investment Grade Bond. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Kevin E. Grant (42)

Year of Election or Appointment: 1997

Vice President of Spartan Investment Grade Bond. He serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Grant managed a variety of Fidelity funds.

Charles A. Morrison (41)

Year of Election or Appointment: 2002

Vice President of Spartan Investment Grade Bond. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Spartan Investment Grade Bond. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of Spartan Investment Grade Bond. She also serves as Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Stanley N. Griffith (55)

Year of Election or Appointment: 1998

Assistant Vice President of Spartan Investment Grade Bond. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

John H. Costello (56)
Year of Election or Appointment: 1986 Assistant Treasurer of Spartan Investment Grade Bond. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Spartan Investment Grade Bond. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), Compliance Officer of FMR Corp., and Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002) and Fidelity Management & Research (Far East) Inc. (1991-2002).

Thomas J. Simpson (44)

Year of Election or Appointment: 1998

Assistant Treasurer of Spartan Investment Grade Bond. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of 9.12% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-EarthLink, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH2B
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
2300 Litton Lane - KH2GC
Hebron, KY 41048-9397

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
2300 Litton Lane - KH2GC
Hebron, KY 41048-9397

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research
Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments
Money Management, Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

Fidelity's Taxable Bond Funds

Capital & Income

Ginnie Mae

Government Income

High Income

Inflation-Protected Bond

Intermediate Bond

Intermediate Government Income

Investment Grade Bond

New Markets Income

Short-Term Bond

Spartan® Government Income

Spartan Investment Grade Bond

Strategic Income

Target Timeline® 2003

Ultra-Short Bond

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

SIG-ANN-1102 158238
1.703372.105

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com